PART II.  ITEM 6(a) EXHIBITS                         EXHIBIT (10)





                    ASSET PURCHASE AGREEMENT

                    DATED AS OF MAY 3, 1996

                         BY AND AMONG

                        COPY USA, INC.,

                          CPI CORP.,

                CONSUMER PROGRAMS INCORPORATED

                             AND

                     TEXAS PORTRAITS, L.P.

                        TABLE OF CONTENTS
                                                             Page
           ARTICLE I.  PURCHASE OF ASSETS. . . . . . . .  . .   1
1.1.   Purchase and Sale of Assets. . . . . . . . . . . . . .   1
1.1.1.  [Intentionally Omitted] . . . . . . . . . . . . . . .   2
1.1.2.  Accounts Receivable . . . . . . . . . . . . . . . . .   2
1.1.3.  Contract Rights . . . . . . . . . . . . . . . . . . .   2
1.1.4.  Inventories and Stores and Supplies . . . . . . . . .   2
1.1.5.  Tangible Personal Property. . . . . . . . . . . . . .   2
1.1.6.  Manufacturers' and Vendors' Warranties. . . . . . . .   2
1.1.7.  Intellectual Property . . . . . . . . . . . . . . . .   2
1.1.8.  Real Property . . . . . . . . . . . . . . . . . . . .   2
1.1.9.  Governmental Licenses, Permits and Approvals. . . . .   3
1.1.10.  Books and Records. . . . . . . . . . . . . . . . . .   3
1.1.11.  Seller's Name. . . . . . . . . . . . . . . . . . . .   3
1.1.12.  Prepaid Items. . . . . . . . . . . . . . . . . . . .   3
1.1.13.  Miscellaneous Assets . . . . . . . . . . . . . . . .   3
1.2.   Excluded Assets. . . . . . . . . . . . . . . . . . . .   3
1.2.1.  Ordinary Course of Business Dispositions. . . . . . .   3
1.2.2.  Contracts Terminated in the Ordinary Course of Business 3
1.2.3.  Corporate Documents . . . . . . . . . . . . . . . . .   4
1.2.4.  Employee Benefit Plans. . . . . . . . . . . . . . . .   4
1.2.5.  Other Scheduled Assets. . . . . . . . . . . . . . . .   4
1.2.6.  Home Office Equipment . . . . . . . . . . . . . . . .   4
1.3.   Nonassignable Contracts, Permits . . . . . . . . . . .   4
1.3.1.  Nonassignability . . . . . . . . . . .  . . . . . . .   4
1.3.2.  Seller to Use Best Efforts. . . . . . . . . . . . . .   4
1.3.3.  If Waivers or Consents Cannot Be Obtained . . . . . .   5

           ARTICLE II.  ASSUMPTION OF LIABILITIES . . . . . .   5
2.1.   Assumed Liabilities. . . . . . . . . . . . . . . . . .   5
2.2.   Retained Liabilities. . . . . . . . . . . . . . . . . .  6

           ARTICLE III.  PURCHASE PRICE. . . . . . . . . . . .  7
3.1.   Purchase Price . . . . . . . . . . . . . . . . . . . .   7
3.2.   Purchase Price Adjustment. . . . . . . . . . . . . . .   8
3.3.   Allocation of Purchase Price . . . . . . . . . . . . .   9

           ARTICLE IV.  THE CLOSING . . . . . . . . . . . . .  10
4.1.   Date of Closing. . . . . . . . . . . . . . . . . . . .  10

           ARTICLE V.  REPRESENTATIONS AND WARRANTIES . . . .  10
5.1.   Representations and Warranties of Seller and Parent. .  10
5.1.1.  Organization and Good Standing. . . . . . . . . . . .  10
5.1.2.  Authorization of Agreement; Binding Obligation. . . .  10
5.1.3.  Intentionally Omitted . . . . . . . . . . . . . . . .  11
5.1.4.  No Restrictions on Seller or Parent; Required Consents 11
5.1.5.  No Third Party Options. . . . . . . . . . . . . . . .  11

                  TABLE OF CONTENTS (continued)
                                                             Page
5.1.6.  Financial Statements. . . . . . . . . . . . . . . . .  11
5.1.7.  Accounts Receivable . . . . . . . . . . . . . . . . .  12
5.1.8.  Inventory . . . . . . . . . . . . . . . . . . . . . .  12
5.1.9.  Absence of Undisclosed Liabilities. . . . . . . . . .  12
5.1.10.  Books of Account . . . . . . . . . . . . . . . . . .  13
5.1.11.  Contracts. . . . . . . . . . . . . . . . . . . . . .  13
5.1.12.  Title to Assets. . . . . . . . . . . . . . . . . . .  15
5.1.13.  Intellectual Property. . . . . . . . . . . . . . . .  15
5.1.14.  [Intentionally Omitted]. . . . . . . . . . . . . . .  16
5.1.15.  Condition of Assets. . . . . . . . . . . . . . . . .  16
5.1.16.  Real Property. . . . . . . . . . . . . . . . . . . .  16
5.1.17.  Insurance. . . . . . . . . . . . . . . . . . . . . .  17
5.1.18.  Conduct of the Business Since the Interim Balance Sheet
           Date . . . . . . . . . . . . . . . . . . . . . . .  17
5.1.19.  [Intentionally Omitted]. . . . . . . . . . . . . . .  19
5.1.20.  Personnel Information. . . . . . . . . . . . . . . .  19
5.1.21.  Employee Benefit Plans . . . . . . . . . . . . . . .  20
5.1.22.  Litigation; Decrees. . . . . . . . . . . . . . . . .  21
5.1.23.  Compliance With Law; Permits . . . . . . . . . . . .  21
5.1.24.  Environmental Matters. . . . . . . . . . . . . . . .  22
5.1.25.  Taxes. . . . . . . . . . . . . . . . . . . . . . . .  25
5.1.26.  Commissions or Finders Fees. . . . . . . . . . . . .  26
5.1.27.  [Intentionally Omitted]. . . . . . . . . . . . . . .  26
5.1.28.  [Intentionally Omitted]. . . . . . . . . . . . . . .  26
5.2.    Representations and Warranties of Purchaser . . . . .  26
5.2.1.  Corporate Organization. . . . . . . . . . . . . . . .  26
5.2.2.  Authorization and Effect of Agreement . . . . . . . .  26
5.2.3.  No Restrictions Against Purchase of the Assets. . . .  26
5.2.4.  Financing Arrangements. . . . . . . . . . . . . . . .  27

           ARTICLE VI.  PRE-CLOSING COVENANTS . . . . . . . .  27
6.1.    Access to Information . . . . . . . . . . . . . . . .  27
6.2.    Conduct of Business . . . . . . . . . . . . . . . . .  27
6.3.    Financial Statements. . . . . . . . . . . . . . . . .  29
6.4.    Notification. . . . . . . . . . . . . . . . . . . . .  29
6.5.    Cooperation . . . . . . . . . . . . . . . . . . . . .  29
6.6.    No Inconsistent Action. . . . . . . . . . . . . . . .  29
6.7.    Satisfaction of Conditions. . . . . . . . . . . . . .  30
6.8.    Injunctions . . . . . . . . . . . . . . . . . . . . .  30
6.9.    Filings . . . . . . . . . . . . . . . . . . . . . . .  30
6.10.   Publicity . . . . . . . . . . . . . . . . . . . . . .  30
6.11.   Acquisition Proposals . . . . . . . . . . . . . . . .  30
6.13.   Transition Services Agreement . . . . . . . . . . . .  31
6.14.   Leases. . . . . . . . . . . . . . . . . . . . . . . .  31
6.15.   Master Contracts, Etc . . . . . . . . . . . . . . . .  31

                  TABLE OF CONTENTS (continued)
                                                             Page
           ARTICLE VII.  CONDITIONS TO CLOSING  . . . . . . .  31
7.1.  Conditions Precedent to Obligations of Purchaser. . . .  31
7.1.1.  Representations, Warranties and Covenants . . . . . .  32
7.1.2.  Closing Documents . . . . . . . . . . . . . . . . . .  32
7.1.3.  Governmental Consents and Approvals . . . . . . . . .  32
7.1.4.  No Adverse Proceedings. . . . . . . . . . . . . . . .  32
7.1.5.  Third Party Consents. . . . . . . . . . . . . . . . .  32
7.1.6.  Funding . . . . . . . . . . . . . . . . . . . . . . .  32
7.1.7.  Employment Arrangement. . . . . . . . . . . . . . . .  33
7.2.  Conditions Precedent to Obligations of Seller . . . . .  33
7.2.1.  Representations, Warranties and Covenants . . . . . .  33
7.2.2.  Closing Documents . . . . . . . . . . . . . . . . . .  33
7.2.3.  Consents or Approvals . . . . . . . . . . . . . . . .  33
7.2.4.  No Adverse Proceedings. . . . . . . . . . . . . . . .  33
7.2.5.  Purchase Price. . . . . . . . . . . . . . . . . . . .  33

  ARTICLE VIII.  DOCUMENTS TO BE DELIVERED AT THE CLOSING . .  34
8.1.  Documents to be Delivered by Seller . . . . . . . . . .  34
8.1.1.  Transfer Documents. . . . . . . . . . . . . . . . . .  34
8.1.2.  Certified Resolutions . . . . . . . . . . . . . . . .  34
8.1.3.  Seller's Certificate. . . . . . . . . . . . . . . . .  34
8.1.4.  [Intentionally Omitted] . . . . . . . . . . . . . . .  34
8.1.5.  Good Standing Certificates. . . . . . . . . . . . . .  34
8.1.6.  Receipts. . . . . . . . . . . . . . . . . . . . . . .  34
8.1.7.  Lien Searches . . . . . . . . . . . . . . . . . . . .  34
8.1.8.  Other Documents . . . . . . . . . . . . . . . . . . .  34
8.2.  Documents to be Delivered by Purchaser. . . . . . . . .  35
8.2.1.  Purchase Price. . . . . . . . . . . . . . . . . . . .  35
8.2.2.  Certified Resolutions . . . . . . . . . . . . . . . .  35
8.2.3.  Officer's Certificate . . . . . . . . . . . . . . . .  35
8.2.4.  [Intentionally Omitted] . . . . . . . . . . . . . . .  35
8.2.5.  Good Standing Certificates. . . . . . . . . . . . . .  35
8.2.6.  Other Documents . . . . . . . . . . . . . . . . . . .  35

           ARTICLE IX.  POST-CLOSING COVENANTS  . . . . . . .  35
9.1.  Employee Benefits . . . . . . . . . . . . . . . . . . .  35
9.2.  Severance and Non-Solicitation. . . . . . . . . . . . .  37
9.3.  Discharge of Business Obligations . . . . . . . . . . .  37
9.4.  Maintenance of Books and Records. . . . . . . . . . . .  37
9.5.  Payments Received . . . . . . . . . . . . . . . . . . .  38
9.6.  [Intentionally Omitted] . . . . . . . . . . . . . . . .  38
9.7.  UCC Matters . . . . . . . . . . . . . . . . . . . . . .  38
9.8.  Covenant Not to Compete . . . . . . . . . . . . . . . .  38
9.9.  Post-Closing Notifications. . . . . . . . . . . . . . .  39
9.10. Certain Tax Matters . . . . . . . . . . . . . . . . . .  39
9.11. Insurance . . . . . . . . . . . . . . . . . . . . . . .  39

                  TABLE OF CONTENTS (continued)
                                                             Page
           ARTICLE X.  SURVIVAL AND INDEMNIFICATION . . . . .  40
10.1.  Survival of Representations, Warranties and Covenants.  40
10.2.  Definitions; Limitations on Liability. . . . . . . . .  40
10.3.  Indemnification. . . . . . . . . . . . . . . . . . . .  41
10.4.  Defense of Claims. . . . . . . . . . . . . . . . . . .  42


           ARTICLE XI.  TERMINATION . . . . . . . . . . . . .  44
11.1.  Termination. . . . . . . . . . . . . . . . . . . . . .  44

           ARTICLE XII.  MISCELLANEOUS PROVISIONS . . . . . .  45
12.1.  Specific Performance . . . . . . . . . . . . . . . . .  45
12.2.  Notices. . . . . . . . . . . . . . . . . . . . . . . .  45
12.3.  Intentionally Omitted. . . . . . . . . . . . . . . . .  46
12.4.  Expenses . . . . . . . . . . . . . . . . . . . . . . .  46
12.5.  Successors and Assigns . . . . . . . . . . . . . . . .  46
12.6.  Waiver . . . . . . . . . . . . . . . . . . . . . . . .  47
12.7.  Entire Agreement . . . . . . . . . . . . . . . . . . .  47
12.8.  Amendments and Supplements . . . . . . . . . . . . . .  47
12.9.  Rights of the Parties. . . . . . . . . . . . . . . . .  48
12.10.  Brokers . . . . . . . . . . . . . . . . . . . . . . .  48
12.11.  Further Assurances. . . . . . . . . . . . . . . . . .  48
12.12.  Transfers . . . . . . . . . . . . . . . . . . . . . .  48
12.13.  Bulk Sales. . . . . . . . . . . . . . . . . . . . . .  48
12.14.  Governing Law . . . . . . . . . . . . . . . . . . . .  48
12.15.  Severability. . . . . . . . . . . . . . . . . . . . .  48
12.16.  Execution in Counterparts . . . . . . . . . . . . . .  49
12.17.  Titles and Headings . . . . . . . . . . . . . . . . .  49
12.18.  Passage of Title and Risk of Loss . . . . . . . . . .  49
12.19.  Certain Interpretive Matters and Definitions. . . . .  49
12.20.  No Recourse . . . . . . . . . . . . . . . . . . . . .  49
12.21.  Schedules and Exhibits. . . . . . . . . . . . . . . .  49

Exhibits

Exhibit 6.13        Transition Services Agreement

Schedules

Schedule 1.1.3      Contract Rights
Schedule 1.1.5      Tangible Personal Property
Schedule 1.1.7      Intellectual Property
Schedule 1.1.8      Real Property
Schedule 1.1.9      Permits
Schedule 1.1.13     Miscellaneous Assets
Schedule 1.2.5      Other Scheduled Assets
Schedule 3.3        Allocation of Purchase Price
Schedule 5.1.1      Certificates of Good Standing
Schedule 5.1.4      Restrictions on the Seller/No Consents
Schedule 5.1.6(a)   Unaudited Balance Sheets of Seller
Schedule 5.1.6(b)   Unaudited Statements of Income
Schedule 5.1.11     Contracts
Schedule 5.1.12     Title to Assets
Schedule 5.1.13     Intellectual Property
Schedule 5.1.16(a)  Leased Real Property
Schedule 5.1.16(b)  Leased Real Property Exceptions
Schedule 5.1.17     Insurance
Schedule 5.1.18(d)  Amendments to Material Contracts
Schedule 5.1.18(g)  Capital Expenditures
Schedule 5.1.20(a)  Employee Arrangements
Schedule 5.1.20(b)  Employees
Schedule 5.1.20(d)  ERISA
Schedule 5.1.21     Employee Benefit Plans
Schedule 5.1.22     Litigation; Decrees
Schedule 5.1.23     Compliance with Law; Permits
Schedule 5.1.24     Environmental Matters
Schedule 5.1.25     Taxes
Schedule 6.15       Master Contracts
Schedule 9.1        At-Will Employees
Schedule 9.2(c)     Seller's Employees
Schedule 12.19      Individuals with Knowledge









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
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .   1
CPI . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Parent. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Purchaser . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Business. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Accounts Receivable . . . . . . . . . . . . . . . . . . . . .   2
Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Inventories . . . . . . . . . . . . . . . . . . . . . . . . .   2
Tangible Personal Property. . . . . . . . . . . . . . . . . .   2
Intellectual Property . . . . . . . . . . . . . . . . . . . .   2
Real Property Leases. . . . . . . . . . . . . . . . . . . . .   2
Leased Real Property. . . . . . . . . . . . . . . . . . . . .   2
Real Property . . . . . . . . . . . . . . . . . . . . . . . .   2
Permits . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Excluded Assets . . . . . . . . . . . . . . . . . . . . . . .   3
Assumed Liabilities . . . . . . . . . . . . . . . . . . . . .   5
Retained Liabilities. . . . . . . . . . . . . . . . . . . . .   6
Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Governmental Entity . . . . . . . . . . . . . . . . . . . . .   7
Tentative Allocation. . . . . . . . . . . . . . . . . . . . .   9
Closing Allocation. . . . . . . . . . . . . . . . . . . . . .   9
Closing . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Closing Date. . . . . . . . . . . . . . . . . . . . . . . . .  10
GAAP. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Interim Balance Sheet . . . . . . . . . . . . . . . . . . . .  12
Interim Balance Sheet Date. . . . . . . . . . . . . . . . . .  12
liabilities . . . . . . . . . . . . . . . . . . . . . . . . .  13
Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Permitted Liens . . . . . . . . . . . . . . . . . . . . . . .  15
Intellectual Property . . . . . . . . . . . . . . . . . . . .  15
Permits . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Real Property Leases. . . . . . . . . . . . . . . . . . . . .  16
Leased Real Property. . . . . . . . . . . . . . . . . . . . .  16
Material Adverse Change . . . . . . . . . . . . . . . . . . .  18
Employee Arrangements . . . . . . . . . . . . . . . . . . . .  19
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Employee Plans. . . . . . . . . . . . . . . . . . . . . . . .  20
Pension Plans . . . . . . . . . . . . . . . . . . . . . . . .  20
Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Environmental Claim . . . . . . . . . . . . . . . . . . . . .  23
Environmental Costs and Liabilities . . . . . . . . . . . . .  23
Environmental Law . . . . . . . . . . . . . . . . . . . . . .  24
Environmental Permit. . . . . . . . . . . . . . . . . . . . .  24
Hazardous Material. . . . . . . . . . . . . . . . . . . . . .  24
Release . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Remedial Action . . . . . . . . . . . . . . . . . . . . . . .  24
foreign person. . . . . . . . . . . . . . . . . . . . . . . .  25
Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . .  25
Financing . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Supplemental Financial Statements . . . . . . . . . . . . . .  29
Acquisition Proposal. . . . . . . . . . . . . . . . . . . . .  30
Indemnity Payment . . . . . . . . . . . . . . . . . . . . . .  40
Indemnitee. . . . . . . . . . . . . . . . . . . . . . . . . .  40
Indemnifying Party. . . . . . . . . . . . . . . . . . . . . .  40
Indemnifiable Losses. . . . . . . . . . . . . . . . . . . . .  40
Third Party Claim . . . . . . . . . . . . . . . . . . . . . .  40
Direct Claim. . . . . . . . . . . . . . . . . . . . . . . . .  44
Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . . .  49
Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . .  49

                   ASSET PURCHASE AGREEMENT


This ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 3rd day of May, 1996, by and among Consumer Programs Incorporated, a Missouri corporation ("CPI"), Texas Portraits, L.P., a Texas limited partnership ("TPLP" and, together with CPI, "Seller"), CPI Corp., a Delaware corporation ("Parent"), and Copy USA, Inc., a Delaware corporation ("Purchaser").


                        RECITALS:

A.Seller presently conducts the business (the "Business") of operating a chain of copy stores under the names "CopyMat" and "Copy USA"; and

B.Seller desires to sell and Purchaser desires to purchase, the assets, rights and properties of Seller used or useful in the operation of the Business and, in connection with such purchase and sale, Purchaser is willing to assume certain obligations and liabilities relating to the Business, all on the terms and subject to the conditions set forth in this Agreement.


NOW, THEREFORE, the parties hereto agree as follows:


              ARTICLE I.   PURCHASE OF ASSETS

1.1. Purchase and Sale of Assets. On the terms and subject to the conditions hereof and subject to Sections 1.2 and 1.3, at the Closing (as defined in Section 4.1), Seller will sell, transfer, convey, assign and deliver, and Purchaser will purchase and accept, all right, title and interest of Seller in and to all rights, properties and assets of Seller used or useful in connection with the Business (collectively, the "Assets"), free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever except Permitted Liens (as defined in Section 5.1.12), including without limitation all of Seller's right, title and interest in and to the rights, properties and assets described in this Section 1.1:

1.1.1.  [Intentionally Omitted].

1.1.2. Accounts Receivable. All accounts receivable and any notes receivable arising out of the operation of the Business
(the "Accounts Receivable");

1.1.3. Contract Rights. All rights and incidents of interest as of the Closing in and to all leases, agreements and other contracts and legally binding contractual rights and obligations relating to the Business (collectively, "Contracts"), including without limitation such of the foregoing as are described on Schedule 1.1.3;

1.1.4. Inventories and Stores and Supplies. All raw materials, components, work-in-process, finished products, packaging materials, stores and supplies, spare parts and samples relating to the Business (collectively, "Inventories");

1.1.5. Tangible Personal Property. All machinery and equipment, tools, spare and maintenance parts, furniture, vehicles and all other tangible personal property relating to the Business and located on the Real Property (as hereinafter defined), including without limitation, the tangible personal property listed on Schedule 1.1.5 (collectively, the "Tangible Personal Property");

1.1.6. Manufacturers' and Vendors' Warranties. All rights under manufacturers' and vendors' warranties relating to items included in the Assets and all similar rights against third parties relating to items included in the Assets;

1.1.7. Intellectual Property. All right, title and interest in and to all domestic and foreign letters patent, patents, patent applications, patent licenses, software licenses and know-how licenses, trade names, trademarks, registered copyrights, service marks, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications owned or used by Seller in the operation of the Business and all trade secrets, technical knowledge, know-how and related ownership, use and other rights of Seller used in the operation of the Business, including but not limited to those listed or described on Schedule 1.1.7 (collectively, the "Intellectual Property");

1.1.8. Real Property. The rights and incidents of interests of Seller in and to all real property leases (the "Real Property Leases") relating to the operations of the Business, including but not limited to those listed or described on Schedule 1.1.8, and all of Seller's rights as of the Closing in all of the structures, fixtures and improvements located thereon (the "Leased Real Property" or the "Real Property");

1.1.9. Governmental Licenses, Permits and Approvals. All rights and incidents of interest of Seller in and to all licenses, permits, authorizations and approvals (collectively, "Permits") issued to Seller by any Governmental Entity (as defined in Section 2.2) used in the Business, including without limitation such of the foregoing as are listed in Schedule 1.1.9;

1.1.10. Books and Records. All the books and records of Seller used in the Business, including without limitation all books and records relating to employees, the purchase of materials, supplies and services, financial, accounting and operations matters, product engineering, research and development, manufacture and sale of products and all customer and vendor lists relating to the operation of the Business and all files and documents (including credit information) relating to customers and vendors of the Business;

1.1.11.  Seller's Name.  All Seller's rights to the names
"CopyMat," "Copy USA," "Image Explosion" and any variations thereof;

1.1.12. Prepaid Items. All prepaid items, unbilled costs and fees related to the Business; and

1.1.13. Miscellaneous Assets. Except for Excluded Assets (as defined in Section 1.2), such other rights, properties and assets owned by Seller, wherever located, that are (a) reflected on the Interim Balance Sheet (as defined in Section 5.1.6) or were acquired subsequent to the Interim Balance Sheet Date (as defined in Section 5.1.6) and are used in the operation of the Business and are located on the Leased Real Property or (b) are listed or described in Schedule 1.1.13.

1.2. Excluded Assets. Notwithstanding anything contained in this Agreement to the contrary, the following rights, properties and assets (collectively, the "Excluded Assets") will not be included in the Assets:

1.2.1.  Ordinary Course of Business Dispositions.  All of the
Inventories which have been transferred or consumed by Seller prior to the Closing in the ordinary course of the conduct of the Business consistent with past practice;

1.2.2.  Contracts Terminated in the Ordinary Course of Business.
All Contracts that have terminated or expired prior to the Closing in the ordinary course of the conduct of the Business consistent with past practice and as permitted hereunder;

1.2.3. Corporate Documents. Seller's corporate seal, minute books, charter documents, corporate stock record books and such other books and records as pertain to the organization, existence or share capitalization of Seller and duplicate copies of such records as are necessary to enable Seller to file its tax returns and reports as well as any other records or materials relating to Seller generally and not involving or relating to the Assets or the operation or operations of the Business;

1.2.4. Employee Benefit Plans. The Employee Plans and Pension Plans (each as defined in Section 5.1.21) and all other pension, profit sharing or cash or deferred (Section 401(k)) plans and trusts and the assets thereof and any other employee benefit plan or arrangement and the assets thereof, if any, maintained by Seller or any Affiliates (as defined in Section 12.19) thereof;

1.2.5. Other Scheduled Assets. Any right, property or asset which is described on Schedule 1.2.5;

1.2.6.  Home Office Equipment.  Except as set forth on Schedule
1.1.5, all furniture, equipment and other tangible personal property located at Parent's facility at 1706 Washington
Avenue, St. Louis, Missouri 63103.


1.3.  Nonassignable Contracts, Permits, Manufacturers' and
Vendors' Warranties, and Real Property Leases.

1.3.1. Nonassignability. Without limiting or otherwise affecting the rights of Purchaser pursuant to Articles VII or X, to the extent that any Contract, Permit, Manufacturers' and Vendors' warranties, or Real Property Leases to be assigned pursuant to the terms of Sections 1.1.3, 1.1.6, 1.1.8 or 1.1.9 is not capable of being assigned without the consent, approval or waiver of a third person or entity (including without limitation a Governmental Entity), nothing in this Agreement will constitute an assignment or require the assignment thereof except to the extent provided in this Section 1.3.

1.3.2. Seller to Use Best Efforts. Notwithstanding anything contained in this Agreement to the contrary, Seller will not be obligated to assign to Purchaser any of its rights and obligations in and to any of the Contracts, Permits, Manufacturers' and Vendors' warranties, or Real Property Leases referred to in Section 1.3.1 without first having obtained all consents, approvals and waivers necessary for such assignment; provided, however, that Seller shall use its best efforts to obtain all such consents, approvals and waivers prior to and, if the Closing occurs, after the Closing Date (as defined in Section 4.1).

1.3.3. If Waivers or Consents Cannot Be Obtained. To the extent that the consents, approvals and waivers referred to in Section
1.3.1 are not obtained by Seller, Seller shall use its best efforts to (a) provide to Purchaser the financial and business benefits of any Contract, Permit, Manufacturers' and Vendors' warranties, or Real Property Leases referred to in Section
1.3.1 and (b) enforce, at the request of Purchaser, for the account of Purchaser, any rights of Seller arising from any such Contract, Permit, Manufacturers' and Vendors' warranties or Real Property Leases (including without limitation the right to elect to terminate in accordance with the terms thereof upon the advice of Purchaser).


            ARTICLE II.  ASSUMPTION OF LIABILITIES

2.1. Assumed Liabilities. As of the Closing, Purchaser will assume and thereafter in due course pay and fully satisfy the following liabilities and obligations of Seller (the "Assumed
Liabilities") and no other liabilities or obligations:

(a) all liabilities and obligations of Seller in respect of ordinary course trade payables and accrued expenses of the Business existing as of the Interim Balance Sheet Date, but only if and to the extent that the same are accrued or reserved for on the Interim Balance Sheet and remain unpaid and undischarged on the Closing Date;

(b) all liabilities and obligations of Seller in respect of ordinary course trade payables, accrued expenses and severance obligations (other than those severance obligations described in Schedule 9.1(c) and 9.1(d)) of the Business arising in the regular and ordinary course of the Business between the Interim Balance Sheet Date and the Closing Date, to the extent that the same remain unpaid and undischarged on the Closing Date;

(c) all liabilities and obligations of Seller in respect of the Contracts described in Schedule 1.1.3 and all other contracts of Seller arising in the ordinary course of Business consistent with the past practice of Seller between the Interim Balance Sheet Date and the Closing and as permitted under the terms of this Agreement, except that Purchaser shall not assume or agree to pay, discharge or perform any

(i) liabilities or obligations of the aforesaid character existing as of the Interim Balance Sheet Date, and which under GAAP (as defined herein and subject to the exceptions thereto set forth in Schedule 5.1.6(b)) should have been accrued or reserved for on a balance sheet or the notes thereto as a liability or obligation, if and to the extent that the same were not accrued or reserved for on the Interim Balance Sheet; or

(ii) liabilities or obligations arising out of any breach by Seller of any provision of any agreement, contract, commitment or lease referred to in this paragraph (c), including but not limited to liabilities or obligations arising out of Seller's failure to perform any agreement, contract, commitment or lease in accordance with its terms prior to the Closing.

2.2. Retained Liabilities. Notwithstanding anything contained in this Agreement to the contrary, Purchaser does not assume or agree to pay, satisfy, discharge or perform, and will not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the Closing pursuant to this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of Seller, whether primary or secondary, direct or indirect, other than the Assumed Liabilities. Seller will retain and pay, satisfy, discharge and perform in accordance with the terms thereof, all liabilities and obligations other than the Assumed Liabilities to the extent specifically provided in Section 2.1, including without limitation those set forth below (such liabilities and obligations retained by Seller being referred to herein as the "Retained Liabilities"):

(a) all obligations or liabilities of Seller or any predecessor or Affiliate of Seller which relate to any of the Excluded
Assets;

(b) all obligations or liabilities of Seller or any predecessor or Affiliate of Seller relating to Taxes (as defined in Section 5.1.25) for all periods, or portions thereof, except for Taxes included in the Assumed Liabilities pursuant to Section 2.1;

(c) all obligations or liabilities for any legal, accounting, investment banking, brokerage or similar fees or expenses incurred by Seller in connection with, resulting from or attributable to the transactions contemplated by this Agreement;

(d) all obligations or liabilities for any borrowed money incurred with respect to the Business prior to the Closing
Date;

(e) all liabilities and obligations of Seller or any predecessor or Affiliate of Seller resulting from, caused by or arising out of, directly or indirectly, the conduct of the Business or ownership or lease of any of the Assets or any properties or assets previously used in the Business at any time prior to or on the Closing Date, including without limitation such of the foregoing as constitute, may constitute or are alleged to constitute a tort, breach of contract or violation or requirement of any domestic or foreign statute, law, ordinance, rule or regulation ("Law") of any domestic or foreign court, government, governmental agency, authority, entity or instrumentality ("Governmental Entity"), or which relate to, result in or arise out of the existence or imposition of any liability or obligation to remediate or contribute or otherwise pay any amount under or in respect of any environmental, superfund or other environmental cleanup or remedial Laws, occupational safety and health Laws or other Laws;

(f) Subject to Section 9.2, all claims for severance, other employee benefits (including without limitation benefits mandated by Law) or other compensation or damages by or on behalf of any employees (present or former), agents or independent contractors of Seller or by or on behalf of any Governmental Entity in respect of employees (present or former), agents or independent contractors of Seller involving any alleged employment loss, violation of any Law or termination of employment actually or constructively (by operation of Law or pre-existing Contract, including without limitation any liability for severance), all liabilities and obligations of Seller or any predecessor or Affiliate of Seller with respect to employees (present or former), agents or independent contractors of Seller under Employee Plans and any Pension Plan, or in respect of payments for unemployment compensation or unemployment insurance, all liabilities and obligations with respect to physical, mental or other health conditions of employees (present or former) including incurred but not reported medical and dental liability claims, agents or independent contractors of Seller existing prior to or at the Closing and all other obligations in respect of employees (present or former), agents or independent contractors of Seller relating to periods of employment ending on or prior to the Closing Date;

(g) all liabilities and obligations in respect of liabilities that are classified as "Stock Bonus/Investment Growth" on a balance sheet of the Business; and

(h) all liabilities and obligations in respect of liabilities that are classified as "Officer Bonus" on a balance sheet of the Business.

               ARTICLE III.  PURCHASE PRICE

3.1. Purchase Price. At the Closing, in addition to assuming the Assumed Liabilities, Purchaser will pay for the Assets and the covenants of Seller included herein an aggregate purchase price equal to $4,768,225 subject to adjustment as provided in
Section 3.2 (the "Purchase Price").

3.2. Purchase Price Adjustment. (a) Not less than two business days prior to the Closing, Seller shall deliver to Purchaser a schedule (the "Pre-Closing Schedule"), setting forth on an itemized basis (i) all cash receipts of the Business from and including February 4, 1996 (the "Effective Date") to and including April 13, 1996 ("Interim Cash

Receipts"), and all cash disbursements made by Seller from the Effective Date to and including April 13, 1996 in respect of ordinary course trade payables and accrued expenses of the Business (which shall not include any liabilities which are referred to herein as Retained Liabilities) ("Interim Cash Disbursements") and (ii) all overhead expenses allocated to the Business consistent with Parent's historic practice, but not to exceed $27,878 for any one week period, from the Effective Date to and including April 13, 1996 ("Interim Overhead Expenses"). The Purchase Price shall be reduced by the amount of the Interim Cash Receipts and increased by the amount of the Interim Cash Disbursements and Interim Overhead Expenses as set forth on the Pre-Closing Schedule.

(b) As soon as practicable, but in no event later than 30 days after the Closing, Seller will provide to Purchaser a schedule (the "Post-Closing Schedule"), setting forth on an itemized basis, with appropriate supporting detail, (i) all cash receipts of the Business after April 13, 1996 to and including the Closing Date ("Final Cash Receipts"), and all cash disbursements made by Seller after April 13, 1996 to and including the Closing Date in respect of ordinary course trade payables and accrued expenses of the Business (which shall not include any liabilities which are referred to herein as Retained Liabilities) ("Final Cash Disbursements") and (ii) all overhead expenses allocated to the Business consistent with Parent's historic practice, but not to exceed $27,878 for any one week period, after April 13, 1996 to and including the Closing Date ("Final Overhead Expenses"). If the amount of the Final Cash Receipts is greater than the sum of the amount of the Final Cash Disbursements and Final Overhead Expenses then Parent shall pay to Purchaser, in immediately available funds, an amount equal to the difference. If the amount of the Final Cash Receipts is less than the sum of the amount of the Final Cash Disbursements and Final Overhead Expenses then Purchaser shall pay to Seller, in immediately available funds, an amount equal to the difference. Payments pursuant to this Section 3.2(b) shall be treated by the parties as an adjustment to the Purchase Price.

(c) The Post-Closing Schedule shall be final and binding on the parties unless, within 15 business days after delivery to Purchaser, notice is given by Purchaser to Seller of its objection setting forth in reasonable detail the basis for such objection. If notice of objection is given, the parties shall consult with each other with respect to the objection. If the parties are unable to reach agreement within 15 days after the notice of objection has been given, the dispute shall be referred for resolution to a mutually acceptable firm of certified public accountants for resolution, the costs and expenses of which firm shall be borne equally by Purchaser and

Seller. If Purchaser and Seller cannot mutually agree upon said firm of certified public accountants within 15 days, the disputed Post-Closing Statement shall be jointly determined by two firms of certified public accountants, one such firm being selected by each of Purchaser and Seller, within ten days of the expiration of said 15-day period, with Purchaser and Seller each paying the costs and expenses of the firm selected by it. In the event that the respective firms of certified public accountants of Purchaser and Seller are unable to so agree within 30 days of the selection of such two firms of certified public accountants, such firms of certified public accountants shall select a third firm of certified public accountants (which shall be one of the six largest nationally recognized public accounting firms in the United States) within ten days of the expiration of said 30-day period to determine the Post-Closing Statement pursuant to this Section 3.2 as soon as practicable after being selected and whose determination shall be final and binding upon the parties. The costs and expenses of such third firm of certified public accountants shall be borne equally by Purchaser and Seller. During the period from the date of delivery of the Post-Closing Statement to Purchaser through the date of resolution of any dispute regarding the Post-Closing Statement as contemplated by this Section 3.2, Parent, Seller and their respective successors will provide Purchaser and its agents and representatives reasonable access to the books, records, facilities and employees of Parent and Seller for purposes specifically required for the review of such Post-Closing Statement and the resolution of any related dispute.

3.3. Allocation of Purchase Price. Schedule 3.3 hereto sets forth the agreement of the parties as to a tentative allocation of the Purchase Price among the Assets (determined as of February 3, 1996) (including the Assumed Liabilities) (the "Tentative Allocation"). On the Closing Date, and upon final determination of the Post-Closing Statement, the parties shall make appropriate adjustments to the Tentative Allocation and shall update Schedule 3.3 to reflect any changes in the Assets and/or the liabilities of Seller arising between February 3, 1996 and the Closing Date (the "Closing Allocation").
Purchaser and Seller agree to notify the other promptly, as soon as either becomes aware of any circumstances which may require any such adjustments to the Closing Allocation. Each of Seller and Purchaser shall prepare and file all Tax Returns in a manner consistent with the Closing Allocation. Purchaser and Seller agree to consult with each other with respect to all issues related to such Allocation in connection with any tax audits, controversy or litigation. No party hereto shall take or agree to any position inconsistent with the Allocation in connection with any tax audit, controversy or litigation which would adversely affect the taxes of any other party hereto to any material extent without the prior written consent of such other party. Such consent shall not be unreasonably withheld, and shall not be necessary to the extent the party which takes or agrees to such inconsistent position has indemnified the other party against the effects of such action.


                 ARTICLE IV.  THE CLOSING

4.1. Date of Closing. The consummation of the purchase and sale of the Assets contemplated hereby (the "Closing") shall take place on May 3, 1996 at the offices of CPI Corp., St. Louis, Missouri (or at such other place as the parties may designate) or such other date designated by the parties in writing, after each of the conditions specified in Article VII has been fulfilled (or waived by the party entitled to waive that condition). The date on which the Closing is effected is referred to in this Agreement as the "Closing Date." At the Closing, the parties shall execute and deliver the documents referred to in Article VIII.


         ARTICLE V.  REPRESENTATIONS AND WARRANTIES

5.1.  Representations and Warranties of Seller and Parent.
Each of Seller and Parent, jointly and severally, make the following representations and warranties to Purchaser, each of which is true and correct as of the date hereof and shall be true and correct as of the Closing Date and shall be unaffected by any investigation heretofore or hereafter made by Purchaser.

5.1.1. Organization and Good Standing. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. CPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri. TPLP is a partnership duly formed, validly existing and in good standing under the laws of the State of Texas. Each of CPI and Parent has the requisite corporate power and TPLP has the requisite partnership power and authority to own, lease or otherwise hold the assets owned, leased or otherwise held by it and to carry on the Business as presently conducted by it. CPI is in good standing and duly qualified to conduct business as a foreign corporation and TPLP is in good standing and duly qualified to conduct business as a foreign partnership in every state of the United States in which its ownership or lease of property or conduct of the Business makes such qualification necessary. Such of the foregoing states are listed on Schedule 5.1.1.

5.1.2. Authorization of Agreement; Binding Obligation. Each of Seller and Parent has the requisite corporate or partnership power to execute and to deliver this Agreement and to perform the transactions contemplated hereby to be performed by them. The execution and delivery by each of Seller and Parent of this Agreement and the performance by them of the transactions contemplated hereby to be performed by them have been duly authorized by all necessary corporate, shareholder or partnership, as the case may be, action on the part of Seller and Parent. This Agreement has been, and the other agreements, documents and instruments required to be delivered by Seller or Parent in accordance with the provisions hereof will be, duly executed and delivered by duly authorized officers of each of CPI, Parent and the general partner of TPLP, and, assuming the due execution and delivery of this Agreement by Purchaser, constitutes a valid and binding obligation of Seller and Parent enforceable against them in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.1.3.  Intentionally Omitted.

5.1.4. No Restrictions on Seller or Parent; Required Consents. Except as listed or described on Schedule 5.1.4, the execution and delivery of this Agreement by Seller or Parent does not, and the performance by Seller or Parent of the transactions contemplated hereby to be performed by them will not
(a) conflict with the certificate or articles of incorporation or partnership agreement, as the case may be, or by-laws of either Seller or Parent, (b) conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit that relates to the Business under, any Contract, Permit, order, judgment or decree to which either Seller or Parent is a party or by which any of their properties are bound, (c) constitute a material violation of any law or regulation applicable to either Seller or Parent and that relates to the Business, or (d) to the best knowledge of Seller and Parent result in the creation of any lien, charge or encumbrance upon any of the Assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Seller or Parent in connection with the execution and delivery of this Agreement by Seller or Parent or the performance by Seller or Parent of the transactions contemplated hereby to be performed by either of them, except for such of the foregoing as are listed or described on Schedule 5.1.4.

5.1.5. No Third Party Options. There are no existing agreements, options, commitments or rights with, of or to any person to acquire any of the Assets or any interest therein, except for those contracts entered into in the normal course of business consistent with past practice for the sale of Inventory.

5.1.6. Financial Statements. Subject to the notes attached thereto Schedule 5.1.6(a) reflects true and complete copies of the unaudited balance sheets of Seller at February 3, 1996, February 4, 1995 and February 5, 1994 and the related unaudited statements of income for the fiscal years then ended, all of which, except as set forth on Schedule 5.1.6(b), have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved. Such balance sheets, including the related notes to the year-end statements, fairly present the financial position, assets and liabilities (whether accrued, absolute, contingent or otherwise) of Seller at the dates indicated and such statements of income fairly present the results of operations of Seller for the periods indicated. References in this Agreement to the "Interim Balance Sheet" shall mean the balance sheet of Seller as of February 3, 1996 referred to above; and references in this Agreement to the "Interim Balance Sheet Date" shall be deemed to refer to February 3, 1996. The Interim Balance Sheet specifically identifies the assets and liabilities which, if the Closing had been held on the Interim Balance Sheet Date, would have been held by Purchaser subsequent to the Closing.

5.1.7. Accounts Receivable. The accounts receivable of Seller as set forth on the Interim Balance Sheet or arising since the date thereof are valid and genuine; have arisen solely out of bona fide sales and deliveries of goods, performance of services and other business transactions in the ordinary course of business consistent with past practice, are not to the best knowledge of Seller subject to valid defenses, set-offs or counterclaims which have not been reserved for on the Interim Balance Sheet; and are collectible within 120 days of the Closing Date at the full recorded amount thereof less, in the case of accounts receivable appearing on the Interim Balance Sheet, the recorded allowance for collection losses on the Interim Balance Sheet. The allowance for collection losses on the Interim Balance Sheet has been determined in accordance with GAAP except for such deviations thereto as are set forth on Schedule 5.1.6(b), consistent with past practice.

5.1.8. Inventory. All inventory of Seller, including without limitation raw materials, work-in process and finished goods, reflected on the Interim Balance Sheet or acquired since the date thereof was acquired and has been maintained in the ordinary course of the Business; is of good and merchantable quality; consists substantially of a quality, quantity and condition usable, leasable or saleable in the ordinary course of the Business; is valued at market; and is not subject to any write-down or write-off. Seller is not under any liability or obligation with respect to the return of inventory in the possession of wholesalers, retailers or other customers.


5.1.9. Absence of Undisclosed Liabilities. Seller has no material liabilities or obligations, either direct or indirect, matured or unmatured or absolute, contingent or otherwise, except:

(a) those liabilities or obligations set forth on the Interim
Balance Sheet and not heretofore paid or discharged;

(b) liabilities arising in the ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed on Schedule 5.1.11; and

(c) those liabilities or obligations incurred, consistently with past business practice, in or as a result of the normal and ordinary course of business since the Interim Balance Sheet
Date.

For purposes of this Agreement, the term "liabilities" shall include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, whether fixed or contingent, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.

5.1.10. Books of Account. The books, records and accounts of Seller accurately and fairly reflect, in reasonable detail, the transactions and the assets and liabilities of Seller relating to the Business. Seller has not, in connection with the operation of the Business, engaged in any transaction, maintained any bank account or used any of the funds of Seller except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Business.

5.1.11. Contracts. (a) Except as described on Schedule 5.1.11, the Seller is not a party to any written or oral:

(i) agreement, contract or commitment for the future purchase of, or payment for, supplies or products, or for the performance of services by a third party which supplies, products or services are used in the conduct of the Business involving in any one case $10,000 or more;

(ii) agreement, contract or commitment to sell or supply products or to perform services in connection with the Business involving in any one case $10,000 or more;

(iii) agreement, contract or commitment relating to the Business continuing over a period of more than six months from the date hereof or exceeding $10,000 in value;

(iv) distribution, dealer, representative or sales agency agreement, contract or commitment relating to the Business;

(v) lease under which the Seller is either lessor or lessee relating to the Assets and involving payments in excess of $5,000 per year or relating to any property at which the Assets are located;

(vi) note, debenture, bond, equipment trust agreement, letter of credit agreement, loan agreement or other contract or commitment for the borrowing or lending of money relating to the Business or agreement or arrangement for a line of credit or guarantee, pledge or undertaking of the indebtedness of any other person;

(vii) agreement, contract or commitment for any charitable or political contribution relating to the Business;

(viii) commitment or agreement for any capital expenditure or leasehold improvement in excess of $5,000 relating to the Business;

(ix) agreement, contract or commitment limiting or restraining the Seller, the Business or any successor thereto from engaging or competing in any manner or in any business, nor, to Seller's knowledge, is any employee of the Seller subject to any such agreement, contract or commitment;

(x) material agreement, contract or commitment relating to the Business not made in the ordinary course of business.

(b) Each of the agreements, contracts, commitments, leases, plans and other instruments, documents and undertakings listed or required to be listed on Schedule 5.1.11, or not required to be listed therein because of the amount thereof in all material respects, under which Purchaser is to acquire rights or obligations hereunder relating to the Business is valid and enforceable in accordance with its terms; Seller is, and to the best of Seller's or Parent's knowledge all other parties thereto are, in compliance in all material respects with the provisions thereof; Seller is not, and to the best of Seller's or Parent's knowledge no other party thereto is, in material default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein; and no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder. Except as listed on Schedule 5.1.11, no written or oral agreement, contract or commitment described or required to be described on Schedule 5.1.11 requires the consent of any party to its assignment in connection with the transactions contemplated hereby.

5.1.12.  Title to Assets.  Except as listed or described on
Schedule 5.1.12, Seller has, and following the Closing, Purchaser will have, good, valid and marketable title to the Assets free and clear of all title defects or objections, mortgages, liens, claims, charges, pledges, or other encumbrances of any nature whatsoever, including without limitation licenses, leases, chattel or other mortgages, collateral security arrangements, pledges, title imperfections, defect or objection liens, security interests, conditional and installment sales agreements, charges, easements, encroachments or restrictions, of any kind and other title or interest retention arrangements, reservations or limitations of any nature (collectively, "Liens"), other than (a) those reflected or reserved against in the Interim Balance Sheet, (b) Liens for Taxes, assessments and other governmental charges which are not due and payable or which may thereafter be paid without penalty, (c) deposits or pledges made to secure the payment of utilities or similar services, workers' compensation, unemployment insurance, pensions or social security obligations, (d) interests or title of a lessor under a lease,
(e) easements, rights of way, restrictions or similar charges not interfering with its ordinary conduct of business, and (f) mechanics liens, materialmen's liens and other Liens by suppliers of goods and services in the ordinary course of business where payment for the related obligation has been (or is being) made in full in accordance with the terms thereof. (The items referred to in the exception to the immediately preceding sentence are hereinafter referred to as "Permitted Liens".)

5.1.13. Intellectual Property. Schedule 5.1.13 contains an accurate and complete list of all domestic or foreign letters patent, patent applications, patent licenses, software licenses and know-how licenses, trade names, trademark registrations and applications, service marks, copyrights, copyright registrations or applications, trade secrets, or other confidential proprietary information capable of being described on such schedule which is owned or used by Seller in the operation of the Business. Except as set forth on Schedule 5.1.13, Seller owns the entire right, title and interest in and to all domestic and foreign letters patent, patents, patent applications, patent licenses, software licenses and know-how licenses, trade names, trademarks, registered copyrights, service marks, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications owned or used by Seller and all trade secrets, technical knowledge, know-how and other confidential proprietary information and related ownership, use and other rights of Seller, including but not limited to those listed or described on Schedule 5.1.13 (collectively, the "Intellectual Property") including, without limitation, the right to use and license the same. Except as set forth in
Schedule 5.1.13, there are no pending, or to the knowledge of Seller or Parent, threatened actions of any nature affecting the Intellectual Property. Schedule 5.1.13 lists all notices or claims currently pending or received by Seller or Parent which claim infringement of any domestic or foreign letters patent, patent applications, patent licenses, software licenses and know-how licenses, trade names, trademark registrations and applications, service marks, copyrights, copyright registrations or applications, trade secrets, technical knowledge, know-how or other confidential proprietary information. Except as set forth on Schedule 5.1.13, there is, to the knowledge of Seller or Parent, no reasonable basis upon which any material claim may be asserted against Seller for infringement or misappropriation of any domestic or foreign letters patent, patents, patent applications, patent licenses, software licenses, and know-how licenses, trade names, trademark registrations and applications, trademarks, service marks, copyrights, copyright registrations or applications, trade secrets, technical knowledge, know-how or other confidential proprietary information. All letters patent, registrations and certificates issued by any Governmental Entity relating to any of the Intellectual Property and all licenses and other agreements pursuant to which Seller uses any of the Intellectual Property, are valid and subsisting, have been properly maintained and neither Seller, nor to the knowledge of Seller or Parent, any other person, is in default or violation thereunder.

5.1.14.  [Intentionally Omitted].

5.1.15. Condition of Assets. All the Assets are in good operating condition and repair, subject to normal wear and maintenance, are usable in the regular and ordinary course of business and conform in all material respects to all applicable Laws, and all licenses, authorizations and approvals (collectively, "Permits") issued to Seller by any Governmental Entity relating to their construction, use and operation. The Assets constitute all assets and rights necessary to operate the Business as currently conducted and as currently contemplated to be conducted. No person other than Seller owns any equipment or other tangible assets or properties situated on the premises of Seller or necessary to the operation of the Business of Seller, except for items leased pursuant to agreements, contracts or commitments disclosed on
Schedule 5.1.11.

5.1.16. Real Property. (a) Seller does not now own any real property. Schedule 5.1.16(a) hereto contains a complete and accurate list and description of each real property lease (the "Real Property Leases") to which Seller is a party by listing the name of the landlord or sublandlord, a description of the leased premises ("Leased Real Property"), the commencement and expiration dates of the current term, the security deposited by Seller with the landlord or sublandlord, if any, the monthly rental (including base and all additional rents), and whether consent is required pursuant to such Real Property Lease for the consummation of the transactions contemplated hereby.

(b) All Real Property Leases are valid, binding and enforceable in accordance with their terms, neither Seller nor, to the best knowledge of Seller and Parent, any other party to any such lease is in default thereunder, and no event of default or other event that, with the giving of notice and/or the passage of time, would constitute an event of default has occurred thereunder with respect to Seller or, to the knowledge of Seller or Parent, any other party thereto. To the knowledge of Seller or Parent, the Leased Real Property has legal access to adjacent public streets and roads and no conditions exist which could result in the termination of such legal access. Except as set forth on Schedule 5.1.16(b), to the knowledge of Seller or Parent, all improvements located on the Leased Real Property are in good condition and are structurally sound, and all mechanical and other systems located therein are in good operating condition, subject to normal wear. To the knowledge of Seller or Parent, the Leased Real Property is properly zoned for its present use under applicable zoning ordinances, and there are no pending or, to the knowledge of Seller or Parent, threatened actions or proceedings which could result in a modification or termination of such zoning. Except as set forth on Schedule 5.1.16(b), Seller has not received notice that any of the Leased Real Property is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the best knowledge of Seller or Parent, has any such condemnation, expropriation or taking been proposed.

5.1.17. Insurance. To the knowledge of Seller or Parent, Seller has insurance policies in full force and effect for such amounts as are sufficient for material compliance with all agreements to which Seller is a party or by which it is bound. Set forth in Schedule 5.1.17 is a list of all fire, liability and other forms of insurance and all fidelity bonds held by or applicable to Seller or the Business, setting forth, in respect of each such policy, the policy name, policy number, carrier, term, type of coverage and annual premium. Except as set forth in Schedule 5.1.17, no event relating to Seller or the Business has occurred which can reasonably be expected to result in a retroactive upward adjustment in premiums under any such insurance policies or which is likely to result in a prospective upward adjustment in such premiums. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no insurance policy has been cancelled within the last two years and, to Seller's or Parent's knowledge, no threat has been made to cancel any insurance policy of Seller during such period. Except as noted on Schedule 5.1.17, all such insurance will remain in full force and effect with respect to periods before the Closing.
No event has occurred, including, without limitation, the failure by Seller to give any notice or information or Seller giving any inaccurate or erroneous notice or information, which limits or impairs the rights of Seller under any such insurance policies.

5.1.18.  Conduct of the Business Since the Interim Balance
Sheet Date. Since the Interim Balance Sheet Date, Seller has not:

(a) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any assets or properties which would have been included in the Assets, except for the sale of Assets in the ordinary course of business consistent with past practice;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of its Assets to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever, except for Permitted Liens;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any material debts or claims held by it or waived any rights of material value, whether or not in the ordinary course of business, except as set forth on Schedule 5.1.18(d);

(e) [Intentionally Omitted]

(f) suffered any material adverse change in the Business or in the results of operations, assets, properties, prospects or conditions (financial or otherwise) in the Business (a
"Material Adverse Change");

(g) made commitments or agreement for capital expenditures or capital additions or betterments exceeding in the aggregate
$5,000 except as set forth in Schedule 5.1.18(g);

(h) increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled except for annual compensation adjustments of approximately 3% per employee which were effective February 4, 1996 and promotional increases which do not exceed $47,000 in the aggregate;

(i) changed any of the accounting principles followed by it or the methods of applying such principles; or

(j) other than the transactions contemplated hereby, entered into any transaction other than in the ordinary course of business consistent with past practice;

5.1.19.  [Intentionally Omitted].

5.1.20.  Personnel Information.

(a) Neither Seller nor any Affiliate of Seller is a party to, has any obligation with respect to, or is bound by any employment or consulting agreement or any collective bargaining agreement or other labor agreement, or any pension, retirement, stock option, stock purchase, stock award, savings, profit sharing, deferred compensation, bonus, incentive compensation, change in control, group insurance, salary continuation during any absence from active employment for disability or other reasons, severance, sick days or other incentive or welfare contract, policy, plan or arrangement with respect to any employee, officer, director or other person and relating to the Business (the "Employee Arrangements"), except as set forth on Schedules 5.1.20(a) or 5.1.21(a).

(b) Schedule 5.1.20(b) hereto contains a true and complete list of all persons employed by Seller in the operation of the Business, including date of hire, a description of material compensation arrangements (other than employee benefit plans set forth in Schedules 5.1.20(a) or 5.1.21(a)) for each such person, and a list of other terms of any and all agreements affecting such persons. Except as set forth on Schedule 5.1.20(b), to the best knowledge of Seller and Parent no employee material to the Business will terminate his or her employment with Seller as a result of the consummation of the transactions contemplated by this Agreement or otherwise.

(c) Seller has not agreed to recognize any union or other collective bargaining unit, nor has any union or other collective bargaining unit been certified as representing any of Seller's employees employed in the operation of the Business. To the best of Seller's knowledge, there has been no organizational effort made or threatened by or on behalf of any labor union with respect to employees of Seller employed in the operation of the Business within the preceding three years. There is no labor strike, slowdown, work stoppage or lockout actually pending or, to the knowledge of Seller or Parent, threatened against or affecting Seller and related to the Business.

(d) Except as listed or described on Schedule 5.1.20(d), Seller, with respect to its employees employed in the Business, (i) has no written personnel policy applicable to such employees,
(ii) is in compliance in all material respects with all applicable Laws regarding employment and employment practices, including without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and those laws relating to terms and conditions of employment, wages and hours, occupational safety and health and workers' compensation and is not engaged in any unfair labor practices, (iii) has no unfair labor practice charges or complaints pending or threatened against it before the National Labor Relations
Board, (iv) has no grievances pending or, to the best of Seller's or Parent's knowledge, threatened against it, and
(v) has no charges threatened or pending before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices.

5.1.21. Employee Benefit Plans. (a) All "employee benefit plans," as defined by Section 3(3) of ERISA, maintained by Parent (the "Employee Plans") are listed on Schedule 5.1.20(a) or 5.1.21(a). Any Employee Plans which constitute "employee pension benefit plans" as defined in Section 3(2) of ERISA (the "Pension Plans") are so designated on Schedule 5.1.21(a).
There are no trades or businesses (whether or not incorporated) which are or have ever been under common control, or which are or have ever been treated as a single employer, with Seller under Section 414(b), (c), (m) or (o) of the Internal Revenue

Code of 1986 as amended (the "Code") (an "ERISA Affiliate"), except as set forth on Schedule 5.1.21(a). Neither Seller nor any ERISA Affiliate has during the preceding six years made or had an obligation to make contributions to any benefit plan described in Sections 4001(a)(3), 4063 or 4064 of ERISA. The Seller and its ERISA affiliates have one Pension Plan which is subject to Title IV of ERISA, as designated on Schedule 5.1.21(a).

(b) Except as set forth on Schedule 5.1.21(b), (i) each Pension Plan is qualified under Section 401 of the Code, and any trust maintained pursuant thereto is exempt from federal income taxation under Section 501 of the Code; and (ii) the Employee Plans and Employee Arrangements have been maintained, in all material respects, in accordance with their terms and applicable law, and Seller has complied with respect to each Employee Plan, in all material respects, with the reporting, notice and disclosure requirements of ERISA and no "party in interest" or "disqualified person" has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or
Section 4975 of the Code.

(c) All contributions required to have been made under any Employee Plans or any law (without regard to any waivers granted under Section 412 of the Code) to any trusts established thereunder or in connection therewith have been made.

(d) With respect to each Employee Plan, a complete and correct copy of each of the following documents (if applicable) has been made available to Purchaser: (i) the most recent plan and related trust documents, and all amendments thereto; (ii) the most recent summary plan description, and all related summaries of material modifications; (iii) the most recent Form 5500 (including schedules); (iv) the most recent IRS determination letter; and (v) the most recent actuarial reports (including reports prepared for purposes of Financial Accounting Standards Board report no. 87, 106 and 112).

(e) Except as disclosed in Schedule 5.1.21(e), to the knowledge of the Parent or its Affiliates, there are no pending or threatened actions, claims or proceedings against any Employee
Plan or its assets, plan sponsor, plan administrator or fiduciaries with respect to the operation of such plan (other than routine benefit claims).

(f) Except as disclosed in Schedule 5.1.21(f), Seller does not maintain retiree life or retiree health plans which provide for continuing benefits or coverage except: (i) as may be required under Part 6 of Title I of ERISA and at the expense of the participant or the participant's beneficiary; or (ii) a medical expense reimbursement account plan pursuant to Section 125 of the Code.

(g) Except as disclosed in Schedule 5.1.21(g), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) result in any payment becoming due to any employee (current, former or retired) of Seller; (ii) increase any benefits under any Employee Plan or any arrangement described in Section 5.1.20(a); or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

5.1.22. Litigation; Decrees. There are no judicial or administrative actions, proceedings or investigations pending or, to Seller's or Parent's knowledge, threatened that question the validity of this Agreement or any action taken or to be taken by Seller in connection with this Agreement. Except as listed or described on Schedules 5.1.22 or 5.1.23, there are no
(i) lawsuits, claims, administrative or other proceedings or investigations relating to the conduct of the Business pending or, to Seller's or Parent's knowledge, threatened by, against or affecting Seller or any Affiliate thereof or (ii) judgments, orders or decrees of any Governmental Entity binding on Seller relating to the Business or the Assets.

5.1.23. Compliance With Law; Permits. Seller has complied with each Law, judgment, order and decree of any Governmental Entity to which Seller or its business, operations, assets or properties is subject and is not currently in violation of any of the foregoing. Seller owns, holds, possesses or lawfully uses in the operation of its business all material Permits which are in any manner necessary for it to conduct the Business as now or previously conducted or for the ownership and use of the Assets, free and clear of all liens, charges, restrictions and encumbrances and in compliance with all Laws. All such Permits are listed and described on Schedule 5.1.23. Seller is not in default, nor has it received any notice of any claim of default, with respect to any such Permits. All such Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees. None of such Permits will be materially and adversely affected by consummation of the transactions contemplated hereby. No shareholder, director, officer, employee or former employee of Seller or any Affiliates of Seller, or any other person, firm or corporation owns or has any proprietary, financial or other interest (direct or indirect) in any Permits which Seller owns, possesses or uses in the operation of the Business as now or previously conducted.

5.1.24.  Environmental Matters.  Except as set forth in
Schedule 5.1.24:

(a) the operation of the Business is in compliance with all applicable Environmental Laws, except where noncompliance could not reasonably be expected to result in Environmental Costs and Liabilities in excess of $10,000 in the aggregate;

(b) to the best knowledge of Seller and Parent, Seller, in connection with the operation of the Business, is not required to obtain any Environmental Permits;

(c) there are no judicial or administrative actions, proceedings or investigations pending or, to Seller's or Parent's knowledge, threatened against Seller alleging the violation of any Environmental Law arising out of the operation of the Business;

(d) none of Seller, to the best of Seller's or Parent's knowledge, any predecessor of Seller, or, to the best of Seller's or Parent's knowledge, any current or former owner or operator of premises currently leased or operated by Seller in each case in connection with the operation of the Business has filed any notice under any Environmental Law indicating past or present treatment, storage, or disposal of or reporting a Release or threatened Release of Hazardous Material into the environment;

(e) neither Seller nor, to the best of Seller's or Parent's knowledge, any of its past or current facilities and operations, or, to the best of Seller's or Parent's knowledge, any predecessor of Seller in each case in connection with the operation of the Business, is subject to any outstanding written order, injunction, judgment, decree, ruling, assessment or arbitration award or any agreement with any Governmental Entity or other person, or to any federal, state, local or foreign investigation respecting (i) Environmental Laws,
(ii) Remedial Action, (iii) any Environmental Claim or (iv) the Release or threatened Release of any Hazardous Material;

(f) all the Real Property, is free of contamination by or from any Hazardous Materials at concentrations exceeding those allowed by Environmental Laws;

(g) the Business does not, to the best of Seller's or Parent's knowledge, involve the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state, local or foreign equivalent;

(h) to Seller's knowledge there is not now, on, in or under the Real Property (i) any underground storage tanks, above-ground storage tanks, dikes or impoundments containing Hazardous Materials, (ii) any asbestos-containing materials, (iii) any polychlorinated biphenyls or (iv) any radioactive substances; and

(i) Seller, in connection with the operation of the Business, is not subject to Environmental Costs and Liabilities with respect to Hazardous Materials, and to Seller's knowledge no facts or circumstances exist which could give rise to Environmental
Costs and Liabilities.

(j) For purposes of the foregoing Section 5.1.24:

"Environmental Claim" means any accusation, allegation, notice of violation, action, claim, lien, demand, abatement or other order or directive (conditional or otherwise) by any Governmental Entity or any other person (including any employee or former employee of any contractor or subcontractor of Seller) for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment (including natural resources), nuisance, pollution, contamination, trespass or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material, odor or audible noise in, into or onto the environment (including, without limitation, the air, soil, surface water or ground water) at, in, by, from or related to the Real Property or any other property currently or formerly owned, operated or leased by Seller or any activities or operations thereof; (ii) the transportation, storage, treatment or disposal of Hazardous Materials in connection with the Real Property or any other property currently or formerly owned, operated or leased by Seller or the operation of the Business; or (iii) the violation, or alleged violation, of any Environmental Laws or Environmental Permits relating to environmental matters connected with the Real Property or any other property currently or formerly owned, operated or leased by Seller.

"Environmental Costs and Liabilities" shall mean any and all losses, liabilities, obligations, damages, fines, penalties, judgments, actions, claims, costs and expenses (including fees, disbursements and expenses of legal counsel, experts, engineers and consultants and the costs of investigation and feasibility studies, remedial or removal actions and cleanup activities relating to the Business) arising from or under any Environmental Law or Environmental Claim or any order or agreement now in effect with any Governmental Entity or other person.

"Environmental Law" means any applicable federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement relating to the Business relating to the environment, natural resources, or public and employee health and safety and includes, but is not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. S.S 9601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. S.S 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
S.S 6901, et seq., the Clean Water Act, 33 U.S.C. S.S 1251 et seq., the Clean Air Act, 33 U.S.C. S.S 2601, et seq., the Toxic Substances Control Act, 15 U.S.C. S.S 2601, et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. S.S 136, et seq., the Oil Pollution Act of 1990, 33 U.S.C. S.S 2701, et seq., the Federal Safe Drinking Water Act, 42 U.S.C. S.S 300F, et seq., and the Occupational Safety and Health Act, 29 U.S.C. S.S 651, et, seq., as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and all analogous state or local statutes.

"Environmental Permit" means any permit, approval, authorization, license, variance, registration, or permission required under any applicable Environmental Law.

"Hazardous Material" means any substance, material or waste which is regulated by any Governmental Entity, including, without limitation, any material, substance or waste which is defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous substance," "restricted hazardous waste," "contaminant," "toxic waste" or "toxic substance" under any provision of Environmental Law, which includes, but is not limited to, petroleum, petroleum products (including crude oil and any fraction thereof), asbestos, asbestos-containing materials, urea formaldehyde and polychlorinated biphenyls.

"Release" means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching, or migration on or into the indoor or outdoor environment.

"Remedial Action" means all actions, including, without limitation, any capital expenditures, required or voluntarily taken to (i) clean up, remove or treat any Hazardous Material or other substance; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care; or
(iv) bring facilities on any property owned, operated or leased by Seller and the facilities located and operations conducted thereon into compliance with all Environmental Laws and Environmental Permits.

5.1.25.  Taxes.  Except as disclosed in Schedule 5.1.25:

(a) All Tax Returns required to be filed by Seller with respect to the Business have been duly and timely filed. Seller has duly and timely paid (or there has been paid on its behalf) all Taxes that are due, or claimed or asserted by any taxing authority to be due, from or with respect to the Business or the Assets. Seller has withheld and paid all Taxes required by all applicable laws to be withheld or paid in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party in connection with the Business or the Assets.

(b) No audit or other proceeding by any court, governmental or regulatory authority, or similar person is pending or, to the knowledge of Seller or Parent, threatened in regard to any Taxes due from or with respect to the Business or the Assets or any Tax Return filed by or with respect to the Business or the Assets. No written assessment of Taxes is proposed against Seller with respect to the Business or the Assets.

(c) There is no contract, agreement, plan or arrangement covering any person and entered into in connection with the Business that, individually or collectively, could give rise to the payment of any amount that would not be deductible by Seller by reason of Section 280G of the Code.

(d) Seller is not a "foreign person" within the meaning of
Section 1445(b)(2) of the Code.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. "Taxes" shall mean all taxes, charges, fees, levies, or other similar assessments or liabilities, including without limitation (a) income, gross receipts, ad valorem, premium, excise, real property, personal property, sales, use, transfer, withholding, employment, payroll, medicare, and franchise taxes imposed by the United States of America, or by any state, local, or foreign government, or any subdivision, agency, or other similar Person of the United States or any such government; and (b) any interest, fines, penalties, assessments, or additions to taxes resulting from, attributable to, or incurred in connection with any Tax or any contest, dispute, or refund thereof. "Tax Returns" shall mean any report, return, or statement required to be supplied to a taxing authority in connection with Taxes.

5.1.26. Commissions or Finders Fees. Except for an investment banking fee payable to Financo, Inc., neither Seller nor Parent nor any person or entity acting on the behalf of Seller or Parent has agreed to pay a commission, finder's fee or similar payment in connection with this Agreement or any matter related hereto to any person or entity.

5.1.27.  [Intentionally Omitted].

5.1.28   [Intentionally Omitted].

5.2. Representations and Warranties of Purchaser. Purchaser makes the following representations and warranties to Seller and Parent, each of which is true and correct as of the date hereof and shall be true and correct as of the Closing Date and shall be unaffected by any investigation heretofore or hereafter made by Seller or Parent.

5.2.1. Corporate Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

5.2.2. Authorization and Effect of Agreement. Purchaser has the requisite corporate power to execute and deliver this Agreement and to consummate the transactions contemplated hereby to be consummated by it. The execution and delivery by Purchaser of this Agreement and the consummation by it of the transactions contemplated hereby to be consummated by it have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Purchaser and, assuming the due execution and delivery of this Agreement by the other parties hereto, constitutes a valid and binding obligation of Purchaser, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.2.3. No Restrictions Against Purchase of the Assets. The execution and delivery of this Agreement by Purchaser does not, and the performance by it of the transactions contemplated hereby to be performed by it will not (a) conflict with its certificate of incorporation or by-laws, (b) conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, any material contract or permit, order, judgment or decree to which it is a party or by which it is bound, or (c) constitute a violation of any law or regulation applicable to it. No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to Purchaser in connection with its execution and delivery of this Agreement or the consummation by it.

5.2.4. Financing Arrangements. Purchaser has delivered to Seller true and correct copies of the Commitment Letter, dated April 5, 1996, from Bankers Trust Company relating to the terms and conditions of Purchaser's financing of the transaction contemplated hereby (the "Financing").


             ARTICLE VI.  PRE-CLOSING COVENANTS

6.1. Access to Information. Prior to the Closing, upon reasonable notice from Purchaser to Seller, Seller will afford to the officers, attorneys, accountants or other authorized representatives of Purchaser reasonable access which shall not be unreasonably disruptive to the normal operations of the Business and shall be during normal business hours to the employees, Assets, facilities and the books and records of Seller so as to afford Purchaser full opportunity to make such review, examination and investigation of the Business as Purchaser may desire to make. Purchaser will be permitted to make extracts from or to make copies of such books and records as may be reasonably necessary in connection therewith. Prior to the Closing, Seller will promptly furnish or cause to be furnished to Purchaser such financial and operating data and other information as Purchaser may reasonably request.

6.2. Conduct of Business. With respect to the Business, except as consented to by Purchaser in writing, during the period from the date of the Agreement and continuing until the Closing Date, Seller will, and will cause its Affiliates to, and Parent will cause Seller to:

(a) use their respective best efforts to (i) carry on the Business in the usual, regular and ordinary course as presently conducted and consistent with past practice, (ii) keep the Business intact, (iii) keep available the services of the present employees of the Business material to the Business (other than Mr. Ted DeBuhr and Mr. Marty Malloy), (iv) collect outstanding Accounts Receivable, and (v) maintain and preserve the relationships of customers, suppliers and others having business dealings with the Business;

(b) maintain the Assets in at least as good condition as they were being maintained as of the date hereof, and except for sales in the ordinary course of business, not move any Asset to any location other than the Real Property;

(c) not sell, lease or dispose of, or make any contract for the sale, lease or disposition of, or subject to Lien, any Assets other than in the ordinary course of the Business;

(d) not intentionally incur any liability or obligation
(absolute, accrued, contingent or otherwise) assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person, other than in the ordinary course of business;

(e) not amend or terminate any Contract or other agreement, other than in the ordinary course of business consistent with past practices;

(f) not make any change in financial or tax accounting methods, principles or practices unless required by GAAP or applicable law;

(g) not extend credit in the sale of products, collection of receivables or otherwise, other than in the ordinary course of business consistent with past practices;

(h) not fail to maintain its books, accounts and records in the usual, regular and ordinary manner on a basis consistent with prior years;

(i) not grant to any employee of the Business any increase in compensation or in severance or termination pay, grant any severance or termination pay, or enter into any employment agreement with any employee, except as may be required under employment or termination agreements in effect on the date of this Agreement;

(j) not enter into any agreement, including an agreement to purchase or lease Assets which includes an aggregate payment or commitment on the part of either party of more than $5,000, other than in the ordinary course of business consistent with past practice;

(k) not adopt or amend any Employee Plan or collective bargaining agreements, except as required by Law;

(l) maintain in full force and effect all insurance described in
Schedule 5.1.17; and

(m) not take or omit to take any action as a result of which any representation or warranty of Seller in Article V would be rendered untrue or incorrect if such representation or warranty were made immediately following the taking or failure to take such action.

6.3. Financial Statements. Within thirty (30) days of the end of each period following the Interim Balance Sheet Date, Parent shall deliver to Purchaser an unaudited income statement and a balance sheet of Seller for the period then ended (collectively, the "Supplemental Financial Statements"). The Supplemental Financial Statements shall be certified by the Chief Financial Officer of Parent. Such certification shall state that the Supplemental Financial Statements were prepared in accordance with GAAP applied in a manner (including any deviations therefrom) consistent with the application of those principles used in the preparation of the Interim Balance Sheet.

6.4.  Notification.  (a) Seller and Parent shall notify
Purchaser, and Purchaser shall notify Seller and Parent, of any litigation, arbitration or administrative proceeding pending or, to its knowledge, threatened against Seller or Parent, or Purchaser, as the case may be, which challenges the transactions contemplated hereby.

(b) Seller and Parent will provide prompt written notice to Purchaser of any change in any of the information contained in its representations and warranties made in Article V hereof or any Exhibits or Schedules referred to herein or attached hereto and shall promptly furnish any information which Purchaser may reasonably request in relation to such change. No such notice shall have any effect for the purpose of determining satisfaction of the conditions set forth in Section 7.1.1(a) hereof or the compliance by Seller or Parent with the covenant set forth in Section 6.1 hereof; provided, however, that by consummating the transactions contemplated hereby, Purchaser waives any right or claim it may other wise have or have had on account of any event occurring subsequent to the date hereof, that renders any representation or warranty under this Agreement inaccurate, so long as Seller has disclosed such event or fact to Purchaser in writing promptly after the Seller becomes aware of such event or fact.

6.5. Cooperation. The parties hereto shall cooperate fully with each other in taking any actions, including actions to obtain the required consent of any Governmental Entity or any third party, necessary or helpful to accomplish the transactions contemplated by this Agreement; provided, however, that no party shall be required to take any action which would have a material adverse effect upon it or any Affiliate.

6.6. No Inconsistent Action. No party hereto shall take any action which is materially inconsistent with its obligations under this Agreement.

6.7. Satisfaction of Conditions. Without limiting the generality or effect of any provision of Article VII, prior to the Closing, each of the parties will use reasonable efforts with due diligence and in good faith to satisfy promptly all conditions required hereby to be satisfied by such party in order to expedite the consummation of the transactions contemplated hereby.

6.8. Injunctions. Without limiting the generality or effect of any provision of Section 6.9 or Article VII, if any United States, state or foreign court having jurisdiction over any party issues or otherwise promulgates any injunction, decree or similar order prior to the Closing which prohibits the consummation of the transactions contemplated hereby, the parties will use their respective reasonable efforts to have such injunction dissolved or otherwise eliminated as promptly as possible and, prior to or after the Closing, to pursue the underlying litigation diligently and in good faith.

6.9. Filings. As promptly as practicable after the execution of this Agreement, each party shall use its reasonable efforts to obtain, and to cooperate with the other party in obtaining, all authorizations, consents, orders and approvals of any Governmental Entity that may be or become necessary in connection with the consummation of the transactions contemplated by this Agreement, and to take all reasonable actions to avoid the entry of any order or decree by any Governmental Entity prohibiting the consummation of the transactions contemplated hereby, and shall furnish to the other all such information in its possession as may be necessary for the completion of the reports or notifications to be filed by the other.

6.10. Publicity. Prior to the Closing, no party hereto will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent will not be unreasonably withheld; provided, however, that nothing herein will prohibit either party from issuing or causing publication of any such press release or public announcement to the extent that such party determines such action to be required by Law or the rules of any national stock exchange applicable to it or its Affiliates, in which event the party making such determination will, if practicable in the circumstances, use reasonable efforts to allow the other party reasonable time to comment on such release or announcement in advance of its issuance.

6.11. Acquisition Proposals. From and after the date of this Agreement, Seller and Parent shall not, nor shall they authorize or permit any officer, director or employee of, or any investment banker, attorney, accountant or other representative retained by, Seller or Parent to, solicit, initiate or encourage submission of any proposal or offer (including by way of furnishing information) from any person which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal. As used in this Agreement, "Acquisition Proposal" shall mean any proposal for a merger or other business combination involving Seller or any proposal or offer to acquire in any manner a substantial portion of the assets of Seller used or useful in the Business.

6.12. Books and Records. On the Closing Date, Seller will deliver to Purchaser all books and records of Seller used or useful in the Business and described in Section 1.1.10.

6.13.  Transition Services Agreement.  On or prior to the
Closing Date, Parent and Purchaser will execute and deliver the Transition Services Agreement in the form of Exhibit 6.13.

6.14.  Leases.  On or prior to the Closing Date, Seller and
Purchaser will execute and deliver assignments of the Real
Property Leases for San Francisco(2) and St. Louis or Subleases relating to the operation of Seller's or its Affiliate's photofinish operations at such locations.

6.15. Master Contracts, Etc. (a) Schedule 6.15 sets forth a list of certain Contracts ("Master Contracts"), including without limitation vehicle leases and other agreements relating to the Business under which Seller has any liability. From and after the Closing, Seller will use its best efforts to obtain and have issued replacements for each such Master Contract and to obtain any amendments, novations, releases, waivers, consents or approvals necessary to release Seller from all liability thereunder arising after the Closing Date, in each case as promptly as practicable.

(b) Without limiting the generality or effect of Section 6.15(a), following the Closing, Seller will assist Purchaser to negotiate with the lessor under each vehicle lease described on
Schedule 6.15 (the "Vehicle Leases") a new lease, with Purchaser as lessee. If Purchaser is unable to negotiate new leases of such vehicles on terms acceptable to Purchaser, Purchaser may, at its option, require Seller to exercise Seller's rights under the Vehicle Leases to direct the leasing company to sell such vehicles and transfer them to Purchaser at a price not to exceed $7,100. Until arrangements have been made pursuant to the foregoing provisions of this Section 6.15(b), Seller will give Purchaser the full use of such vehicles at the cost and expense of Purchaser.

             ARTICLE VII.  CONDITIONS TO CLOSING

7.1. Conditions Precedent to Obligations of Purchaser.. The obligations of Purchaser under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to Closing, of all of the following conditions, any one or more of which may be waived at the option of Purchaser:

7.1.1.  Representations, Warranties and Covenants.

(a) All representations and warranties of Seller and Parent made in this Agreement or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date.

(b) All of the terms, covenants and conditions to be complied with and performed by the Parent and Seller on or prior to the Closing Date shall have been complied with or performed.

(c) Purchaser shall have received a certificate, dated as of the Closing Date, executed by Parent and Seller, certifying in such detail as Purchaser may reasonably request that the conditions specified in Sections 7.1.1(a) and (b) hereof have been fulfilled.

7.1.2. Closing Documents. Parent and Seller shall have delivered to Purchaser the documents identified in Section 8.1.

7.1.3. Governmental Consents and Approvals. Each of the governmental and other approvals, consents or waivers listed on
Schedule 5.1.4 shall have been obtained and all Permits and Environmental Permits which Purchaser shall reasonably determine to be necessary to continue the operation of the Business following the Closing shall have been obtained.

7.1.4. No Adverse Proceedings. No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or Governmental Entity shall have been rendered against, any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

7.1.5. Third Party Consents. Seller shall have obtained and shall have delivered to Purchaser all third-party consents required as a result of the transaction contemplated hereby with respect to the contracts listed on Schedule 5.1.11.

7.1.6. Funding. Purchaser shall have received the proceeds of the Financing.

7.1.7. Employment Arrangement. Purchaser and Steven Coffin shall have executed and delivered an Employment Agreement on terms and conditions satisfactory to Purchaser in its sole discretion.

7.2. Conditions Precedent to Obligations of Seller. The obligations of Seller under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all the following conditions, any one or more of which may be waived at the option of Seller:

7.2.1.  Representations, Warranties and Covenants.

(a) All representations and warranties of Purchaser made in this Agreement or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date.

(b) All of the terms, covenants and conditions to be complied with and performed by Purchaser on or prior to the Closing Date shall have been complied with or performed.

(c) Seller shall have received a certificate, dated as of the Closing Date, executed on behalf of Purchaser by an authorized officer thereof, certifying in such detail as Seller may reasonably request that the conditions specified in Sections 7.2.1(a) and (b) have been fulfilled.

7.2.2. Closing Documents. Purchaser shall have delivered to Seller the documents identified in Section 8.2.

7.2.3. Consents or Approvals. Each of the governmental and other approvals, consents or waivers listed on Schedules 5.1.4 shall have been obtained.

7.2.4. No Adverse Proceedings. No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or other Governmental Entity shall have been rendered against, any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

7.2.5. Purchase Price. Purchaser shall have delivered to Seller the Purchase Price by wire transfer of immediately available funds.

    ARTICLE VIII.  DOCUMENTS TO BE DELIVERED AT THE CLOSING

8.1.  Documents to be Delivered by Seller.  At the Closing,
Seller will deliver to Purchaser the following, at the expense of Seller and in proper form for recording when appropriate:

8.1.1. Transfer Documents. Such instruments of transfer as Purchaser may reasonably request conveying and transferring title to the Assets.

8.1.2. Certified Resolutions. Certified resolutions of the Boards of Directors and the shareholders of Seller approving the execution and delivery of this Agreement and each of the other documents delivered by Seller pursuant hereto and authorizing the consummation of the transactions contemplated hereby and thereby.

8.1.3.  Seller's Certificate.  A certificate, dated the Closing
Date, executed by Parent and Seller in the form described in
Section 7.1.1.

8.1.4.  [Intentionally Omitted].

8.1.5. Good Standing Certificates. Governmental certificates showing that Seller and Parent are duly incorporated and in good standing in the state of its incorporation and in good standing in each state listed on Schedule 5.1.1 certified as of a date not more than ten (10) days before the Closing Date.

8.1.6.  Receipts.  Appropriate receipts.

8.1.7. Lien Searches. Federal and state tax, lien and judgment lien searches on standard form of Request for Information (Uniform Commercial Code Form UCC-11) for entries in the name of CPI Copy Services, Inc. (including under any assumed names) completed and certified by Secretary of State of the States of California, Georgia, Missouri and Texas and the Clerks for the counties of Alamada, California; Contra Costa, California; Los Angeles, California; San Francisco, California; Santa Clara, California; Cobb, Georgia; Gwinnett, Georgia; Fulton, Georgia; St. Louis County, Missouri; City of St. Louis, Missouri; Dallas, Texas; Collin, Texas, dated no earlier than thirty (30) days prior to Closing Date and showing the absence of any such liens on the Assets;

8.1.8. Other Documents. Such additional information and materials as Purchaser shall reasonably request.

8.2.  Documents to be Delivered by Purchaser.  At the Closing,
Purchaser will deliver to Seller, at the expense of Purchaser:

8.2.1. Purchase Price. Evidence of a wire transfer in the amount of the Purchase Price.

8.2.2. Certified Resolutions. Certified resolutions of the Boards of Directors of Purchaser approving the execution and delivery of this Agreement and each of the other documents delivered by Purchaser pursuant hereto and authorizing the consummation of the transactions contemplated hereby and thereby.

8.2.3.  Officer's Certificate.  A certificate, dated the
Closing Date, executed on behalf of the Purchaser in the form described in Section 7.2.1.

8.2.4.  [Intentionally Omitted].

8.2.5. Good Standing Certificates. Governmental certificates showing that each Purchaser is duly incorporated and in good standing in the state of its incorporation certified as of a date not more than ten (10) days before the Closing Date

8.2.6. Other Documents. Such additional information and materials as Seller shall reasonably request.


            ARTICLE IX.  POST-CLOSING COVENANTS

9.1. Employee Benefits. (a) Seller shall pay directly to each employee of the Business that portion of all benefits (including the arrangements, plans and programs set forth in Schedules 5.1.21(a) and 5.1.21(b)) which has been accrued on behalf of that employee (or is attributable to expenses properly incurred by that employee) in accordance with their terms, and Purchaser shall assume no liability therefor. No portion of the assets of any Employee Benefit Plan, Pension Plan or any other plan, fund, program or arrangement, written or unwritten, heretofore sponsored or maintained by Seller (and no amount attributable to any such plan, fund, program or arrangement) shall be transferred to Purchaser, and Purchaser shall not be required to continue any such plan, fund, program or arrangement after the Closing Date. The amounts payable on account of all benefit arrangements listed on Schedule 5.1.20(a) or Schedule 5.1.21(a) (other than as specified in the following subsections) shall be determined with reference to the date of the event by reason of which such amounts become payable, without regard to conditions subsequent, and Purchaser shall not be liable for any claim for insurance, reimbursement or other benefits payable by reason of any event which occurs prior to the Closing Date. All amounts payable directly to employees, or to any fund, program, arrangement or plan maintained by Seller therefor shall be paid by Seller within 30 days after the Closing Date to the extent that such payment is not inconsistent with the terms of such fund, program, arrangement or plan. All employees of Seller who are employed by Purchaser on or after the Closing Date shall be new employees of Purchaser.

(b) Purchaser shall offer employment on an "at will" basis after the Closing Date to any employee of Seller listed on Schedule 9.1(b) who was actively employed in the Business on the last day of business immediately preceding the Closing Date or who was temporarily absent on the last day of business immediately preceding the Closing Date from active employment in the Business and has rights of re-employment upon termination of such employee's temporary absence; provided, however, that the Purchaser shall not be obligated to employ any of such employees of Seller if the Closing does not occur. Each offer of employment to any Business employee shall be on terms and conditions substantially similar to the terms and conditions of each such employee's employment with Seller as of the Closing Date as determined by the Purchaser in its sole discretion; provided, however, that Purchaser shall offer each employee of Seller base wages at least equal to the base wages paid by Seller to such employee as of the Closing Date. Each employee who accepts the offer of employment shall be deemed to be an employee of the Purchaser ("Transferred Employee") on the day he commences active employment with the Purchaser (not earlier than the Closing Date). Purchaser acknowledges that it shall assume the accrued payroll and ordinary payroll related liabilities and accrued vacation and sick leave calculated as of the Closing Date of those employees of Seller who accept employment with Purchaser. Seller acknowledges that it shall be responsible for the payment of all accrued employee benefits and other compensation payable to its employees through the Closing Date not expressly assumed by Purchaser hereunder and for all accrued payroll, accrued vacation and severance costs payable to any employee of Seller not accepting employment with Purchaser as provided for in Section 9.2 below. Subject to applicable laws, Purchaser shall have the right to dismiss any or all Transferred Employees at any time, with or without cause, and to change the terms and conditions of employment of any or all Transferred Employees. For purposes of this Section 9.1, an individual shall be deemed temporarily absent from active employment on the Closing Date if such individual is absent from work for any reason (including disability, illness, injury, worker's compensation, leave of absence or layoff) other than by reason of vacation, in which case the employee is considered to be an active employee.

(c) Notwithstanding anything contained in this Agreement to the contrary (i) Seller shall be liable for and shall pay all benefits and severance payments, if any, for those employees listed on Schedule 9.1(c) and Purchaser shall have no obligation to offer employment to such employees, and (ii) Seller and Purchaser shall each pay one-half of any severance payments to those employees listed on Schedule 9.1(d) and Purchaser shall have no obligation to offer employment to such employees.

9.2.  Severance and Non-Solicitation.   (a)  Seller shall
terminate effective as of the Closing Date all employment arrangements it has with any of the Employees who are to be offered employment by Purchaser. Seller shall be responsible for any severance or similar obligations arising from the transaction contemplated hereby for those Employees of Seller
(i) terminated pursuant to this Section 9.2 and offered employment by Purchaser pursuant to Section 9.1(b) but who do not accept such employment and (ii) terminated pursuant to this
Section 9.2, and classified as "home office" employees and were not offered employment by Purchaser pursuant to Section 9.1(b). Purchaser shall be responsible for any severance or similar obligation arising from the transaction contemplated hereby for those Employees of Seller who are classified as "field employees" who were terminated pursuant to this Section 9.2 and not offered employment by Purchaser pursuant to Section 9.1(b).

(b) Until the first anniversary of the Closing Date, Seller and Parent covenant and agree that they will not, and that they will cause each of their respective affiliates not to, directly or indirectly solicit or offer employment to or employ any employee of Purchaser (i) who was an Employee to whom Purchaser offered employment but who did not become an employee of Purchaser, or (ii) who is then an employee of Purchaser.

(c) Until the first anniversary of the Closing Date, Purchaser covenants and agrees it will not directly or indirectly solicit or offer employment to or employ any employee of Seller or of any affiliate of Seller listed on Schedule 9.2(c) who is then an employee of Seller or of any such scheduled affiliate.

9.3. Discharge of Business Obligations. From and after the Closing Date, Seller shall pay and discharge, in accordance with past practice but not less than on a timely basis, all obligations and liabilities incurred prior to the Closing Date in respect of the Business, its operations or the assets and properties used therein (except for those expressly assumed by Purchaser hereunder), including without limitation any liabilities or obligations to employees, trade creditors and clients of the Business.

9.4. Maintenance of Books and Records. Each of Parent, Seller and Purchaser shall preserve in accordance with their respective retention policies in effect on the Closing Date all records possessed or to be possessed by such party relating to any of the assets, liabilities or business of the Business prior to the Closing Date. After the Closing Date, where there is a legitimate purpose, such party shall provide the other parties with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to
(i) the officers and employees of such party and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the assets, liabilities or business of the Business prior to the Closing Date, and the other parties and their representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further, provided, that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its officers, directors and representatives will use due care to not disclose such information except (i) as required by law, (ii) with the prior written consent of such party, which consent shall not be unreasonably withheld, or
(iii) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors or representatives. Such records may nevertheless be destroyed by a party if such party sends to the other parties written notice of its intent to destroy records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the 30th day after such notice is given unless another party objects to the destruction, in which case the party seeking to destroy the records shall either agree to retain such records or deliver such records to the objecting party.

9.5. Payments Received. Parent, Seller and Purchaser each agree that after the Closing they will hold and will promptly transfer and deliver to the other, from time to time as and when received by them, any cash, checks with appropriate endorsements (using their best efforts not to convert such checks into cash), or other property that they may receive on or after the Closing which properly belongs to the other party, including without limitation any insurance proceeds, and will account to the other for all such receipts. From and after the Closing, Purchaser shall have the right and authority to endorse without recourse the name of Seller on any check or any other evidences of indebtedness received by Purchaser on account of the Business and the Assets transferred to Purchaser hereunder.

9.6. [Intentionally Omitted].

9.7. UCC Matters. From and after the Closing Date, Seller will promptly refer all inquiries with respect to ownership of the Assets or the Business to Purchaser. In addition, Seller will execute such documents and financing statements as Purchaser may request from time to time to evidence transfer of the Assets to Purchaser, including any necessary assignments of financing statements.

9.8. Covenant Not to Compete. (a) Seller and Parent agree that for a period of three years after the Closing Date, neither it nor any of its Affiliates will, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of any business, whether in corporate, proprietorship or partnership form or otherwise, that is engaged in producing or securing the production of high speed copying of text documents. Purchaser acknowledges that Seller and Parent are engaged in other imaging businesses, including portrait studios and photofinishing, and in research and development activities involving color digital imaging. Purchaser further acknowledges that nothing in this Agreement shall restrict the right of Seller, Parent or their Affiliates to continue or to expand their (i) current imaging operations; (ii) research and development activities; or (iii) pursuit of new lines of business or technologies; provided that they do not engage in the business of producing or securing the production of high speed copying of text documents. Purchaser agrees that Seller's continued operation of its Imageland/Image Explosion store in Chicago, Illinois, in the manner operated as of the date hereof will not violate the provisions of this covenant.

(b) The parties hereto specifically acknowledge and agree that the remedy at law for any breach of the foregoing will be inadequate and that the Purchaser, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage or posting any bond whatsoever. In the event that the provisions of this Section 9.8 should ever be deemed to exceed the limitation provided by applicable law, then the parties hereto agree that such provisions shall be reformed to set forth the maximum limitations permitted.

9.9. Post-Closing Notifications. Purchaser, Parent and Seller will, and each will cause their respective Affiliates to, comply with any post-Closing notification or other requirements, to the extent then applicable to such party, of any antitrust, trade competition, investment or control, export or other Law of any Governmental Entity having jurisdiction over Purchaser, Parent or Seller.

9.10. Certain Tax Matters. All sales, use, transfer, stamp, conveyance, value added or other similar taxes, duties, excises or governmental charges imposed by any taxing jurisdiction, domestic or foreign, and all recording or filing fees, notarial fees and other similar costs of Closing with respect to the transfer of the Assets or otherwise on account of this Agreement or the transactions contemplated hereby will be borne by Seller.

9.11. Insurance. With respect to any loss, liability or damage relating to, resulting from or arising out of the conduct of the Business on or prior to the Closing Date for which Seller would be entitled to assert, or cause any Affiliate or other person or entity to assert, a claim for recovery under any policy of insurance maintained by or for the benefit of Seller or any Affiliate thereof in respect of the Business or the Assets, at the request of Purchaser, Seller will use reasonable efforts to assert, or to assist Purchaser to assert, one or more claims under such insurance covering such loss, liability or damage if Purchaser is not itself entitled to assert such claim but Seller is so entitled.


           ARTICLE X.  SURVIVAL AND INDEMNIFICATION

10.1.  Survival of Representations, Warranties and Covenants.
(a) The representations and warranties contained in this Agreement (except for Parent's and Seller's representations and warranties contained in Section 5.1.2 which shall survive Closing without limitation as to durations and except for Parent's and Seller's representations and warranties contained in Section 5.1.25 which shall survive the Closing until 60 days after the expiration of the statute of limitation applicable thereto) or in any list, certificate, or other instrument furnished by or on behalf of any party hereto in connection with the transactions contemplated hereby (a "Closing Document") shall survive to the date that is 60 days following the date of receipt by the Purchaser of the report of its independent public accountants with respect to its audited financial statements for the fiscal year ended February 7, 1998. Any claim for indemnification with respect to any of such matters which is not asserted by notice given as herein provided relating thereto within such specified period of survival may not be pursued and is hereby irrevocably waived after such time. Any claim for an Indemnifiable Loss (as hereinafter defined) asserted within such period of survival as herein provided will be timely made for purposes hereof.

(b) Unless a specified period is set forth in this Agreement (in which event such specified period will control), the covenants in this Agreement will survive the Closing and remain in effect indefinitely.

10.2. Definitions; Limitations on Liability. (a) For purposes of this Agreement, (i) "Indemnity Payment" means any amount of Indemnifiable Losses required to be paid pursuant to this Agreement, (ii) "Indemnitee" means any person or entity entitled to indemnification under this Agreement,
(iii) "Indemnifying Party" means any person or entity required to provide indemnification under this Agreement,
(iv) "Indemnifiable Losses" means any and all damages, losses, liabilities, obligations, costs and expenses, and any and all claims, demands or suits (by any person or entity, including without limitation any Governmental Entity), including without limitation the costs and expenses of any and all actions, suits, proceedings, demands, assessments, judgments, settlements and compromises relating thereto and including reasonable attorneys' fees and expenses in connection therewith, (v) "Third Party Claim" means any claim, action or proceeding made or brought by any person or entity who or which is not a party to this Agreement or an Affiliate of a party to this Agreement, (vi) "Purchaser Indemnitee" means any person that is entitled to be indemnified by Seller or Parent under the terms of this Agreement and (vii) "Seller Indemnitee" means any person that is entitled to be indemnified by Purchaser under the terms of this Agreement.

(b) Notwithstanding any other provision hereof or of any applicable Law, no Purchaser Indemnitee entitled to indemnification under this Agreement will be entitled to make a claim in respect of any breach of a representation or warranty under Section 10.3(a)(i) hereof unless and until the aggregate amount of all claims by all Purchaser Indemnitees in respect of breaches of representations and warranties asserted for Indemnifiable Losses under Section 10.3(a)(i) hereof exceeds $100,000, in which event the Purchaser Indemnitees will be entitled to indemnification to the extent such Indemnifiable Losses claimed under this Agreement with respect to breaches of representations and warranties exceed $100,000.

(c) Notwithstanding any other provision hereof or of any applicable Law, no Seller Indemnitee entitled to indemnification under this Agreement will be entitled to make a claim in respect of any breach of a representation or warranty under Section 10.3(b)(i) hereof unless and until the aggregate amount of all claims by all Seller Indemnitees in respect of breaches of representations and warranties asserted for Indemnifiable Losses under Section 10.3(b)(i) hereof exceeds $100,000, in which event the Seller Indemnitees will be entitled to indemnification to the extent of such Indemnifiable Losses claimed under this Agreement with respect to breaches of representations and warranties exceed $100,000.

10.3. Indemnification. (a) Subject to Sections 10.1 and 10.2, from and after the Closing, Seller and Parent agree, jointly and severally, to indemnify, defend and hold harmless Purchaser and its Affiliates and their respective directors, officers, partners, employees, agents and representatives from and against any and all Indemnifiable Losses to the extent relating to, resulting from or arising out of:

(i)any breach of representation or warranty of Seller or Parent under the terms of this Agreement or in any Closing Documents;

(ii)any breach or nonfulfillment of any agreement or covenant of Seller or Parent under the terms of this Agreement;

(iii)any Excluded Asset;

(iv)any Retained Liabilities; and

(v)the conduct of the Business or any portion thereof or the use or ownership of any of the Assets on or prior to the Closing Date except for Assumed Liabilities.

(b) Subject to Sections 10.1 and 10.2, from and after the Closing, Purchaser agrees to indemnify, defend and hold harmless Seller and its Affiliates and their respective directors, officers, partners, employees, agents or representatives from and against any and all Indemnifiable
Losses to the extent relating to, resulting from or arising out of:

(i)any breach of representation or warranty of Purchaser under the terms of this Agreement or in any Closing Document;

(ii)any breach or nonfulfillment of any agreement or covenant of Purchaser under the terms of this Agreement;

(iii)any Assumed Liabilities; and

(iv)the conduct of the Business or any portion thereof or use or ownership of any of the Assets after the Closing Date except for Retained Liabilities.

10.4. Defense of Claims. (a) If any Indemnitee receives notice of assertion or commencement of any Third Party Claim against such Indemnitee with respect to which an Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnitee will give such Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third Party Claim. Such notice (the "Third Party Claim Notice") will describe the Third Party Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Indemnifiable Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party shall have 14 days from its receipt of a Third Party Claim Notice (the "Third Party Claim Notice Period") to notify Indemnitee (i) whether the Indemnifying Party disputes the Indemnitee's right of indemnification with respect to such Third Party Claim, and
(ii) if the Indemnifying Party does not dispute such right of indemnification, whether or not it desires to defend the Indemnitee against such Third Party Claim.

(b If the Indemnifying Party notifies the Indemnitee within the Third Party Claim Notice Period that (i) the Indemnifying Party does not dispute the Indemnitee's right of indemnification and
(ii) the Indemnifying Party desires to defend against such Third Party Claim, then the Indemnifying Party shall have the right to assume and control the defense of such Third Party Claim by appropriate proceedings with counsel reasonably acceptable to Indemnitee at the Indemnifying Party's sole cost and expense. The Indemnitee may participate in, but not control, any such defense or settlement at its sole cost and expense.

(c) If the Indemnifying Party (i) disputes the Indemnitee's right of indemnification with respect to a Third Party Claim,
(ii) does not dispute such right of indemnification but fails to promptly assume and prosecute the defense of such Third Party Claim, (iii) does not dispute such right of indemnification but a conflict or potential conflict exists between the Indemnifying Party and the Indemnitee or (iv) is not entitled to assume defense of such Third Party Claim under
Section 10.4(b), then the Indemnitee shall be entitled to assume and control the defense of such Third Party Claim with counsel reasonably acceptable to the Indemnifying Party. If the Indemnifying Party does not assume the defense of a Third Party Claim for any reason, it may still participate in, but not control, the defense of such Third Party Claim at the Indemnifying Party's sole cost and expense.

(d) The party responsible for the defense of any Third Party Claim (the "Responsible Party") shall, to the extent reasonably requested by the other party, keep such other party informed as to the status of any Third Party Claim for which such party is not the Responsible Party, including, without limitation, all settlement negotiations and offers. With respect to a Third Party Claim for which the Indemnifying Party is the Responsible Party, the Indemnitee shall make available to the Indemnifying Party and its representatives all books and records of the

Indemnitees relating to such Third Party Claim and shall render to the Indemnifying Party such assistance and access to records and the representatives of the Indemnitee as the Indemnifying Party and its representatives may reasonably request, except that the Indemnitee shall not be required to make available to the Indemnifying Party and its representatives any books, records, documents or other information that the Indemnitee reasonably determines to be confidential or subject to attorney-client privilege unless and until the Indemnifying Party shall have entered into such agreements as the Indemnitee reasonably deems to be necessary in light of all surrounding circumstances (including, without limitation, the Indemnifying Party's need for information in connection with the investigation or defense of a Third Party Claim) to protect such confidentiality or privilege.

(e) Neither the Indemnifying Party, on the one hand, nor the Indemnitee, on the other hand, shall enter into any settlement of any Third Party Claim without the prior written consent of the other party, which consent shall not be unreasonably withheld. The Responsible Party shall promptly notify the other party of each settlement offer (including whether or not the Responsible Party is willing to accept the proposed settlement offer) with respect to a Third Party Claim. Such other party agrees to notify the Responsible Party with reasonable promptness whether or not such party is willing to accept the proposed settlement offer. If an Indemnitee fails to consent to any settlement offer of a Third Party Claim (whether or not the Indemnitee is the Responsible Party with respect to such Third Party Claim), the Indemnitee may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party with respect to such Third Party Claim (including the reasonable costs and expenses of contesting or defending such Third Party Claim incurred after the Indemnitee fails to consent to such settlement offer) shall not exceed the full amount of such settlement offer. If the Indemnifying Party fails to consent to any settlement offer of a Third Party Claim (whether or not the Indemnifying Party is the Responsible Party with respect to such Third Party Claim), the Indemnifying Party may continue to contest or defend such Third Party Claim and, in such event, the Indemnifying Party shall be liable to the Indemnitee for the amount of the Indemnification Loss ultimately recovered against Indemnitee as a result of such Third Party Claim.

(f) A failure to give timely notice or to include any specified information in any notice as provided in Sections 10.4(a) or 10.4(b) will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party which was entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise damaged as a result of such failure.

(g) The Indemnifying Party will have a period of 30 calendar days within which to respond in writing to any claim by an Indemnitee on account of an Indemnifiable Loss which does not result from a Third Party Claim (a "Direct Claim"). If the Indemnifying Party does not so respond within such 30 calendar day period, the Indemnifying Party will be deemed to have rejected such claim, in which event the Indemnitee will be free to pursue such remedies as may be available to the Indemnitee on the terms and subject to the provisions of this Article X.

(h) Any indemnification payment hereunder shall be treated as an adjustment to the Purchase Price.


                  ARTICLE XI.  TERMINATION

11.1. Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing, if the party seeking to terminate is not then in material default or breach of this
Agreement:

(a) By the mutual written consent of Purchaser and Parent;

(b) By either Purchaser or Parent if the Closing shall not have occurred on or before June 30, 1996; provided that the right to terminate this Agreement pursuant to this Section 10.1(b) shall not be available to any party whose delay or failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(c) By either Purchaser or Parent if there shall have been entered a final, nonappealable order or injunction of any Governmental Entity restraining or prohibiting the consummation of the transactions contemplated hereby or any material part thereof; or

(d) By either Purchaser or Parent if, prior to the Closing Date, the other party is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within fifteen (15) days of the date of notice of default served by the party claiming such material default, provided that such terminating party shall not also be in material breach of this Agreement at the time notice of termination is delivered.

provided, however, that in no event shall termination of this Agreement relieve any party of any liability for breaches of this Agreement prior to the date of termination.


            ARTICLE XII.  MISCELLANEOUS PROVISIONS

12.1. Specific Performance. The parties recognize that if Seller refuses to perform under the provisions of this Agreement, monetary damages alone will not be adequate to compensate Purchaser for its injury. Purchaser shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement. If any action is brought by Purchaser to enforce this Agreement, Seller shall waive the defense that there is an adequate remedy at law.

12.2. Notices. All notices and other communications required or permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

(a) If to Parent or Seller, to:

CPI Corp.
1706 Washington Avenue
St. Louis, MO 63103
Facsimile No.: (314) 231-4233
Attention:  Mr. Ted deBuhr

with a copy to:

CPI Corp.
1706 Washington Avenue
St. Louis, MO 63103
Facsimile No.: (314) 231-4233
Attention:     Ms. Jane Nelson

(b) If to Purchaser, to:

Mills & Partners, Inc.
101 South Hanley Road
Suite 400
St. Louis, Missouri 63105
Facsimile No.:  (314) 746-2299
Attention:  David M. Sindelar
with a copy to:

Weil, Gotshal & Manges LLP
100 Crescent Court, Suite 1300
Dallas, Texas  75201
Facsimile No.:  (214) 746-7777
Attention:  David J. Webster, Esq.

or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

12.3.  Intentionally Omitted.

12.4. Expenses. Except as otherwise expressly provided herein, Seller will pay any expenses incurred by it incident to this Agreement and in preparing to consummate and consummating the transactions provided for herein. Purchaser will pay any expenses incurred by it incident to this Agreement and in preparing to consummate and consummating the transactions provided for herein.

12.5. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any party without the prior written consent of the other party which shall not be unreasonably withheld; provided, however, that (a) nothing in this Agreement is intended to limit Purchaser's ability to sell or to transfer any or all of the Assets following the Closing Date, (b) upon notice to Parent and Seller, Purchaser may assign or delegate any or all of its rights or obligations under this Agreement to any Affiliate thereof or to any person or entity that acquires all or substantially all of the assets or voting stock of Purchaser, and (c) Purchaser may make a collateral assignment of its rights under this Agreement to any institutional lender who provides funds to Purchaser for the acquisition of the Assets; provided, however, that no assignment shall relieve Purchaser of its obligations hereunder. Parent and Seller agree to execute acknowledgements of such assignment(s) and collateral assignments in such forms as Purchaser or Purchaser's institutional lender(s) may from time to time reasonably request. In the event of such a proposed assignment by Purchaser, the provisions of this Agreement shall inure to the benefit of and be binding upon Purchaser's assigns.

12.6. Waiver. Purchaser, Parent and Seller by written notice to the other may (a) extend the time for performance of any of the obligations of the other under this Agreement, (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered in connection herewith, (c) waive compliance with any of the conditions or covenants of the other contained in this Agreement, or (d) waive or modify performance of any of the obligations of the other under this Agreement; provided, however, that no such party may, without the prior written consent of the other party, make or grant such extension of time, waiver of inaccuracies or compliance or waiver or modification of performance with respect to its (or any of its Affiliates) representations, warranties, conditions or covenants hereunder. Except as provided in the immediately preceding sentence, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

12.7. Entire Agreement. This Agreement (including the Schedules hereto) supersedes any other agreement, whether written or oral, that may have been made or entered into by any party or any of their respective Affiliates (or by any director, officer or representative thereof) relating to the matters contemplated hereby. This Agreement (together with the Exhibits and Schedules hereto) constitutes the entire agreement by and among the parties hereto and there are no agreements or commitments by or among such parties or their Affiliates except as expressly set forth herein.

12.8. Amendments and Supplements. This Agreement may be amended or supplemented at any time by additional written agreements signed by the parties hereto.

12.9. Rights of the Parties. Except as provided in Article X or in Section 12.4, nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any person or entity other than the parties hereto and their respective Affiliates any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

12.10. Brokers. Purchaser hereby agrees to indemnify and hold harmless Seller and Parent, and Seller and Parent hereby agrees to indemnify and hold harmless Purchaser, against any liability, claim, loss, damage or expense incurred by Purchaser or by Seller and Parent, respectively, relating to any fees or commissions owed to any broker, finder, or financial advisor as a result of actions taken by Purchaser or by Seller and Parent, respectively.

12.11. Further Assurances. From time to time, as and when requested by either party, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

12.12. Transfers. Purchaser, Seller and Parent will cooperate and take such action as may be reasonably requested by the other in order to effect an orderly transfer of the Assets and the Business with a minimum of disruption to the operations and employees of the businesses of Purchaser, Seller and Parent.

12.13. Bulk Sales. Purchaser waives compliance by Seller with the provisions of the so-called bulk sales Law of any jurisdiction; provided, however, that Seller will indemnify, defend and hold harmless Purchaser and its Affiliates in respect of any Indemnifiable Loss relating to, resulting from or arising out of Seller's failure so to comply with such Laws in connection with the transactions contemplated by this Agreement.

12.14. Governing Law. This Agreement, including without limitation, the interpretation, construction and validity hereof, shall be governed by the Laws of the State of Missouri.

12.15. Severability. The parties agree that if one or more provisions contained in this Agreement shall be deemed or held to be invalid, illegal or unenforceable in any respect under any applicable Law, this Agreement shall be construed with the invalid, illegal or unenforceable provision deleted, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

12.16. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

12.17. Titles and Headings. Titles and headings to sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

12.18. Passage of Title and Risk of Loss. Legal title, equitable title and risk of loss with respect to the Assets will not pass to Purchaser until such Assets are transferred at the Closing, which transfer, once it has occurred, will be deemed effective for tax, accounting and other computational purposes as of 11:59 P.M. (Central Time) on the Closing Date.

12.19.  Certain Interpretive Matters and Definitions.
(a) Unless the context otherwise requires, (i) all references to Sections, Articles or Schedules are to Sections, Articles or

Schedules of or to this Agreement, (ii) each term defined in this Agreement has the meaning assigned to it, (iii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iv) "or" is disjunctive but not necessarily exclusive, (v) words in the singular include the plural and vice versa, (viii) the terms "Subsidiary" and "Affiliate" have the meanings given to those terms in Rule 12b-2 of Regulation 12B under the 1934 Act and
(ix) the phrase "to the knowledge of Seller and Parent" (or similar references to Seller's or Parent's knowledge) shall mean the knowledge, after due inquiry, of all individuals listed on Schedule 12.19. All references to "$" or dollar amounts will be to lawful currency of the United States of America.

(b) No provision of this Agreement will be interpreted in favor of, or against, either of the parties hereto by reason of the extent to which either such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

12.20. No Recourse. Notwithstanding any of the terms or provisions of this Agreement, Parent and Seller, on the one hand, and Purchaser, on the other hand, agree that neither it nor any person acting on its behalf may assert any claims or cause of action against any officer or director of Purchaser or stockholder of Purchaser, on the one hand, or Parent and Seller or any stockholder of Parent on the other hand, in connection with or arising out of this Agreement or the transactions contemplated hereby.

12.21. Schedules and Exhibits. This Agreement provides for the delivery of a number of schedules and exhibits (respectively, the "Schedules" and the "Exhibits") identified by various numbers and letters throughout this Agreement. The Schedules and Exhibits are to be negotiated by the parties hereto in good faith. Should the parties hereto fail to reach an agreement on the Schedules and Exhibits by the close of business of April 30, 1996, Purchaser may declare this Agreement to be null and void by written notice to Parent and Seller without any liability whatsoever.

          [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



CONSUMER PROGRAMS INCORPORATED

By:      /s/ Alyn V. Essman
         -------------------------------------
 Name:   Alyn V. Essman
 Title:  Chairman of the Board


CPI CORP.

By:      /s/ Alyn V. Essman
         -------------------------------------
 Name:   Alyn V. Essman
 Title:  Chairman and Chief Executive Officer


TEXAS PORTRAITS, L.P.

BY:  CONSUMER PROGRAMS, INCORPORATED,
     its general partner

By:      /s/ Alyn V. Essman
         -------------------------------------
 Name:   Alyn V. Essman
 Title:  Chairman of the Board


COPY USA, INC.

By:      /s/ David M. Sindelar
         -------------------------------------
 Name:   David M. Sindelar
 Title:

                                                   EXHIBIT 6.13

                 TRANSITION SERVICES AGREEMENT

     THIS TRANSITION SERVICES AGREEMENT (this "Agreement"), dated May 3, 1996, is entered into between Consumer Programs Incorporated, a Missouri corporation ("CPI"), Texas Portraits, L.P., a Texas limited partnership ("TPLP" and together with CPI, the "Service Provider"), and Copy USA, Inc., a Delaware corporation (the "Company").

                      W I T N E S S E T H:

     WHEREAS, the Company desires to retain Service Provider to provide certain services to the Company, and Service Provider desires to provide such services to the Company:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

          1. Services. The Company hereby retains the Service Provider to the Company, through the Service Provider's own personnel, those services listed on Exhibit A hereto (individually, a "Service", and together, the "Services"). The Services may be rendered at the Service Provider's offices or at such other locations selected by the Service Provider as the Company and the Service Provider shall from time to time agree.

          2. Agreement Term. Termination of Services. (a) The term of this Agreement shall commence on the date hereof and shall continue for a period of 60 days following the date hereof; provided, however, that the Company shall have the option to extend such 60 day period for an additional 60 days by giving the Service Provider written notice of its election to extend not less than 5 days prior to the expiration of the initial 60 day period (such term, including any extension thereof, is hereinafter referred to as the "Transition Period").

          (b) Notwithstanding the foregoing paragraph (a), the Company may, at any time during the Transition Period, cancel any Service by 10 days written notice to the Service Provider. Upon expiration of such 10 days, the Services Fee (as hereinafter defined) shall, without any further action by the parties hereto, be reduced by the amount of the weekly fees relating to the terminated Service as set forth on Exhibit A.

          3. Payment for Services. In consideration of the Service Provider providing the Services to the Company during the Transition Period, the Company will pay the Service Provider 15 days following receipt of a weekly invoice in accordance with Exhibit A. The invoice will set forth the number of weeks that service was provided and the total payment per week using the applicable rates as set forth on Exhibit A with respect to each of the Services (the "Services Fee").

          4. Indemnification. The Company will, to the fullest extent permitted by applicable law, indemnify and hold harmless the Service Provider, its affiliates and associates, and each of the respective owners, partners, officers, directors, employees and agents of each of the foregoing, from and against any loss, liability, damage, claim or expenses (including the fees and expenses of counsel) arising as a result or in connection with the provision of the Services by the Service Provider hereunder or other activities on behalf of the Company and its subsidiaries, other than acts or omissions of the Service Provider which constitute gross negligence or willful misconduct.

          5. Defense of Claims. (a) Service Provider agrees that during the Transition Period and for a reasonable period thereafter, Service Provider will cooperate with the Company, at the Company's request and expense, in the defense of any claims that may be made against the Company or its subsidiaries, to the extent that such claims may relate to the Services performed by Service Provider for the Company during the Transition Period. The Service Provider agrees to promptly inform the Company if it becomes aware of any lawsuits involving such claims that may be filed against the Company. The Company agrees to reimburse Service Provider for all of Service Provider's reasonable out-of-pocket expenses associated with such cooperation, including travel expenses. During the Transition Period, the time devoted to such cooperation shall be treated as time spent rendering the Services. For periods following the Transition Period, the Company agrees to provide reasonable compensation to Service Provider for such cooperation.

          (b) The Company agrees that during the Transition Period and for a reasonable period thereafter, the Company will cooperate with the Service Provider, at the Service Provider's request and expense, in defense of any claims that may be made against the Service Provider or its subsidiaries, to the extent that such claims may relate to the Services performed by the Service Provider for the Company during the Transition Period. The Company agrees to promptly inform the Service Provider if it becomes aware of any losses involving such claims that may be filed against Service Provider agrees to reimburse the Company for all of the Company's reasonable out-of-pocket expenses associated with such cooperation, including travel expenses and to provide reasonable compensation for such cooperation.

          6. Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the Service Provider's rendering of the Services to the Company. This Agreement may only be modified, waived or amended expressly by an instrument in writing signed by the parties hereto.


          7. Nonalienation. The Services are hereby deemed personal in nature and as such the Agreement may not be assigned by either party except to a parent (or a subsidiary of such parent) or a subsidiary. Any permitted assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

          8. Severability. In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

          9. Notice. Except as otherwise specifically provided herein, notice given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail to the address of the party for whom intended at the principal executive offices of such party, or at such other address as such party may hereinafter specify by written notice to the other party.

          10. Waiver of Breach. No waiver by any party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained. The failure of any party hereto to take any action by reason of such breach will not deprive such party of the right to take action at any time while such breach continues.

          11. Independent Contractor. The Company and Service Provider acknowledge the relationship created by this Agreement is that of an independent contractor. Nothing contained herein shall be construed to create a relationship of employer and employee between the Company and Service Provider or any of Service Provider's employees:

          a. Service Provider shall have the sole discretion to determine the manner and means by which its employees shall perform their duties, the hours of work of any of its employees and, subject to the nature of the Services required, when and where such Services are to be performed.

          b. Service Provider shall be solely responsible for all wages, salaries and benefits of its employees, for all employment and employment-related taxes and for insurance coverage required for such employees by law (e.g. workers' compensation insurance, disability insurance, unemployment insurance, etc.).

          c. Neither Service Provider nor any of its employees will be entitled to any benefits provided by the Company to its employees (e.g. group insurance, pension, etc.).


          d. Service Provider agrees to comply with all applicable federal, state, county and local laws, ordinances, regulations and codes in the performance of its duties under this Agreement, including laws and executive orders relating to equal employment opportunity and nondiscrimination in employment.

          12. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without regard to the conflict-of-laws rules thereof.

          13. Headings. The headings contained herein are for reference purposes only and the interpretation of this Agreement shall be unaffected thereby.

          14. Survival. Sections 4 through 12 shall survive the termination of this Agreement.

          15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.





     [THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


CONSUMER PROGRAMS INCORPORATED

By:      /s/ Alyn V. Essman
         ---------------------
 Name:   Alyn V. Essman
 Title:  Chairman of the Board


TEXAS PORTRAITS, L.P.

BY:  CONSUMER PROGRAMS, INCORPORATED,
     General Partner

By:      /s/ Alyn V. Essman
         ---------------------
 Name:   Alyn V. Essman
 Title:  Chairman of the Board


COPY USA, INC.

By:      /s/ David M. Sindelar
         ---------------------
 Name:   David M. Sindelar
 Title:

Exhibit A
- ---------

                         Copy USA, Inc.
                      Transition Services
                            Summary

                                      Cost per Week
                          -------------------------------------
                          Initial               Extended
Service                   60 days               60 days
Human/Resources/          $1,083                $2,434
 Payroll/Deposits

Benefit Costs             Actual cost           Actual cost
                          of claims             of claims
                          incurred plus         incurred plus
                          premiums and          premiums and
                          administrative        administrative
                          fees on life,         fees on life,
                          AD&D, stop loss       AD&D, stop loss
                          and disability.       and disability.

Benefit administration    $200                  $200

Financial Services        $948                  $1,431

Accounts Payable          $815                  $1,910

Real Estate               $100                  $188

Accounts Receivable       $1,758                $8,322

Treasury                  $69                   $69


                         Copy USA, Inc.
                      Transition Services
                            Overall


* CPI will provide to Copy USA, Inc. (the "Company") the following via a wire transfer:

     * Lockbox receipts of the Company for the week ending two weeks prior to the submission date. This will be provided weekly.

     * Cash sales receipts net of service fees and returned checks for the preceding month on the 15th of the following month.

     * Credit card receipts for the week ending two weeks prior to the submission date. This will be provided weekly.

* On a weekly basis, CPI will provide a detail of the following:

     * Cash disbursements made on behalf of the Company for the week ending two weeks prior to the submission date.

     * Transition services provided by CPI for the preceding week.

  The invoice for transition services will be payable within 15 days of receipt.

                         Copy USA, Inc.
                      Transition Services
                            Benefits

CPI shall provide the following services to Copy USA, Inc. (the
"Company") for the term of this Agreement:

     * CPI shall administer the health and welfare benefits under the CPI Corp. benefit plans to the eligible employees of the Company for the term of this Agreement.

     * The services shall include the following benefit plans:
       medical, dental, life, section 125, short term disability,long term disability.

     * In accordance with the Purchase Agreement, CPI will be responsible for run out claims (incurred prior to the Closing Date) and will not be billed to the Company.

     * Appropriate administrative needs will be covered in the case an employee becomes permanently disabled.

Cost of service shall include the following:

     * Actual amount of premiums and administrative fees paid by CPI.

     * All claims with dates of service during the period from the Closing Date to the end of the term of this Agreement, including claims incurred during this period but not paid.

     * An administrative fee equal to $200 per week charged by CPI to perform service.

     * The Company will reimburse CPI for stop loss coverage which was purchased separately to cover the Company.


Term:          60 days, with a 60 day extension

Termination:   At any time by the Company, with a 10 day
               written notice.

                         Copy USA, Inc.
                      Transition Services
             Human Resources/Payroll Services/Deposit

CPI shall provide the following services to Copy USA, Inc. (the
"Company"), for the term of this Agreement:

     * CPI shall process and issue checks for Payroll (as defined below) to all salaried and hourly employees of the Company on a rate of pay basis consistent with past practice.

     * CPI shall deliver the checks for the Payroll on a basis consistent with past practice.

     * CPI shall file and pay all taxes due in connection with the total amount of salaries paid, including all federal, state and local income taxes, social security and Medicare payments, related employer matching payments and any other payment required by governmental authorities. CPI shall file all Payroll tax returns on behalf of the Company.

     * "Payroll" shall mean the total of salaries, taxes, related matching payments, employer matching payments under benefit plans and all other amounts paid by CPI pursuant to this Agreement.

     * CPI shall deduct, on a basis consistent with past practice, amounts from the employees paychecks for all taxes, welfare plan and garnishments. No other deductions shall be made.

     * At the end of the term of this Agreement, CPI shall deliver to the Company copies of all records on magnetic tape media for the 1996 fiscal year.

     * Administrative services related to hiring and firing personnel.

Term:             60 days

Cost of Service:  $1,083 per week during initial 60 day term
                  $2,434 per week during 60 day extension

Termination:      At any time by the Company, with a 10 day
                  written notice

                         Copy USA, Inc.
                      Transition Services
                          Real Estate


CPI shall provide the following services to Copy USA, Inc. (the
"Company"), for the term of this Agreement:

     * CPI shall maintain all rental contracts and provide the necessary support services, consistent with historical practices.

     * CPI shall make all payments for rent and related charges at stores.



Term:             60 days, with a 60 day extension

Cost of Service   $100 per week during initial 60 day term
                  $188 per week during 60 day extension

Termination:      At any time by the Company, with a 10 day
                  written notice

                         Copy USA, Inc.
                      Transition Services
                       Financial Services


CPI shall provide the following services to Copy USA, Inc. (the
"Company"), for the term of this Agreement:

     * CPI shall provide accounting and financial services requested by the Company to accurately and efficiently support the operations of the Company.

     * CPI shall maintain the necessary financial records in order to enable CPI to prepare the monthly BVRs and balance sheets.

     * CPI shall reconcile the detail accounts to the financial reports.



Term:             60 days, with a 60 day extension

Cost of Service:  $948 per week during initial 60 day term
                  $1,431 per week during 60 day extension

Termination:      At any time by the Company, with a 10 day
                  written notice

                         Copy USA, Inc.
                      Transition Services
                       Accounts Payable


CPI shall provide the following services to Copy USA, Inc. (the
"Company"), for the term of this Agreement:


     * CPI shall provide all services which are necessary to process the recording and payment history for services and materials used by the Company, consistent with historical practices.

     * CPI shall maintain a separate ledger of accounts payable and cash disbursements of the Company.



Term:             60 days, with a 60 day extension

Cost of Service:  $815 per week during initial 60 day term
                  $1,910 per week during 60 day extension

Termination:      At any time by the Company, with a 10 day
                  written notice

                         Copy USA, Inc.
                      Transition Services
                      Accounts Receivable

CPI shall provide the following services to Copy USA, Inc. (the
"Company"), for the term of this Agreement:

     * CPI shall provide the necessary services for credits and collections which shall include:

         * Researching and processing new credit accounts
         * Requesting additional data as needed
         * Processing of name and address changes, bankruptcy notices and letters of rejection
         * Setup one time charges, including sending customer letter and application

     * CPI shall provide the necessary services for the "POS
       Audit Report", which shall include researching and adjusting out of balance reports, verifying and processing charges.

     * CPI shall provide the necessary services for processing customer checks into the A/R System, preparing daily bank deposits and contacting customers as necessary.

     * CPI shall provide the necessary services for customer service and billing, which shall include:

        * Pulling invoices to go with statements
        * Processing rejected charges from A/R system
        * Answering telephones requesting clarification
          (signature) or copy of invoices
        * Mailing statements and filing invoices/correspondence

Term:             60 days, with a 60 day extension

Cost of Service:  $1,758 per week during initial 60 day term
                  $8,322 per week during 60 day extension

Termination:      At any time by the Company, with a 10 day
                  written notice

                         Copy USA, Inc.
                      Transition Services
                            Treasury


CPI shall provide the following services to Copy USA, Inc. (the
"Company"), for the term of this Agreement:


     * CPI shall provide all services in the Treasury
       Department to support the company related to banking services and support.



Term:              60 days, with a 60 day extension

Cost of Service:   $69 per week during initial 60 day term
                   $69 per week during 60 day extension

Termination:       At any time by the Company, with a 10 day
                   written notice

                                                 SCHEDULE 1.1.3

                       CONTRACT RIGHTS
                 (INCLUDING EQUIPMENT LEASES)

- ---------------------------------------------------------------

EQUIPMENT LEASES
- - Agreement with Sumner Group, Inc. d/b/a Copying Concepts
  Office, dated 3/29/95 for four (4) Minolta CF-80 copiers.
  Monthly rent payment of $798.00 each for 36 months lease term.

- - Agreement with Sumner Group, Inc. d/b/a Copying Concepts
  Leasing Division, dated 5/01/95 for three (3) EFI Fiery 200i.
  Monthly rental payment of $1,111.63 each for 12 months lease term.

- - Agreement with Canon U.S.A. Inc., dated 12/23/94 for twenty-five (25) CLC 800 copiers. Monthly rental payment of $1,400.00 each for 60 months lease term.

- - Agreement with Canon U.S.A. Inc., dated 2/09/95 for twenty-two
  (22) CLC 800 Film Projectors.  Monthly rental payment of
  $106.90 each for 59 months lease term.

- - Agreement with Emerald Financial Group, Inc., dated 5/15/95 for six(6) Mug Presses and six (6) T-shirt Presses. Monthly rental payment of $979.86 total for 24 months lease term.

- - Agreement with Sumner Group, Inc. d/b/a Copying Concepts
  Leasing Division, dated 12/29/95 for one (1) Canon Color Pass
  3000. Monthly rental payment of $916.11 for 24 months lease term.

- - Agreement with Sumner Group, Inc. D/b/a Copying Concepts
  Leasing Division, dated 1/24/95 for five (5) Encad Novajet
  Printers with Five (5) Pisa Photoscript 3000. Monthly rental payment of $815.24 each for 36 months lease term.

- - Agreement with Datamax Office Systems, dated 7/17/95 for six
  (6) Canon 6650 copiers. Monthly rental payment of $.019 per copy on a month-to-month lease term.

- - Agreement with Datamax Office Systems, dated 9/01/95 for eight
  (8) Selex 7260 copiers. Monthly rental payment of $.019 per copy on a month-to-month lease term.

                                                 SCHEDULE 1.1.3

                       CONTRACT RIGHTS
                 (INCLUDING EQUIPMENT LEASES)
                       (continued)
- ---------------------------------------------------------------

EQUIPMENT MAINTENANCE AGREEMENTS

- - Agreement with Midwest Binding Systems, Inc., dated 9/01/95 for eight (8) Binding Systems. Annual maintenance agreements totaling $2,400 expiring 8/30/96.

- - Agreement with General Binding Corporation, dated 5/01/95 for twenty-eight (28) Binding Systems. Annual maintenance agreements totaling $2,400 expiring 8/30/96.

- - Agreement with General Binding Corporation, dated 10/01/95 for twelve (12) Binding Systems. Annual maintenance agreements totaling $4,296.00 expiring 10/01/96.

- - Agreement with Ballard Graphic Equipment, dated 9/02/95 for eighteen (18) Bidding Systems. Annual maintenance agreements totaling $5,728.50 expiring 9/02/96.

- - Agreement with Xerox Corporation, dated 1/01/96 for twenty-nine
  (29) Xerox 5334 copiers. Annual maintenance agreements include a monthly use charge plus charge per copy or copy allowance.

- - Agreement with Eastman Kodak Company, dated 9/25/95 for fifteen
  (15) Canon CLC 550 copiers. Variable maintenance of $.15 per copy.

- - Agreement with Canon U.S.A. Inc., dated 9/15/95 for two (2)
  Selex 2350 copiers. Monthly fixed maintenance of $181.00 each with combined usage of 10,000 copies and monthly variable maintenance $.017 per copy for 10,000 + copies.

- - Agreement with Eastman Kodak Company, dated 7/01/94, National
  Account Contract Terms and Conditions and other Schedules as contained therein.

OFFICE SUPPLY AGREEMENTS

- - Agreement with Champion International Corporation d/b/a
  Nationwide Papers, dated 9/01/92.

- - Price quotes with Kirk Paper Company, effective 3/25/96.

- - Price quotes with Unisource, effective 3/12/96.

                                                   SCHEDULE 1.1.3

                      CONTRACT RIGHTS
                 (INCLUDING EQUIPMENT RIGHTS
                       (continued)
- -----------------------------------------------------------------

BUILDING REPAIR AND MAINTENANCE AGREEMENTS

- - Agreement with Soderstrum Lighting Services, Inc., dated
  3/01/95 for lighting maintenance services at eighteen (18)
  CopyMat locations. Monthly contract fees totaling $966.86 for 36 months.

- - Agreement with United Services Company, Inc. d/b/a Air Experts, dated 2/01/95 for Heating and Air Conditioning Preventative
  Maintenance services at four (4) Copy USA locations. Annual contract fees totaling $1,008.00 expiring 1/31/97.

- - Agreement with Tony's Refrigeration Heating & Air Conditioning, dated 3/09/94 for Heating and Air Conditioning Maintenance services at twelve (12) CopyMat locations. Quarterly contract fees totaling $1,879.50 on month-to-month term.

- - Agreement with Georgia Air Contractors Inc., dated 11/07/94 for Heating, Air Conditional & Refrigeration Maintenance services for five (5) Copy USA locations. Quarterly contract fees totaling $625.00 on month-to-month term.

- - Agreement with ADT Security Systems, for Security Services to twenty-seven (27) locations. Quarterly monitoring fees totaling $3,461.48.

- - Agreement with Rollins Protective Services Company for Security Services to three (3) locations. Monthly monitoring fees totaling $146.35.

- - Agreement with Coast Alarm, Inc. For Security Services to two
  (2) locations.  Quarterly monitoring fees totaling $270.00.

                                                   SCHEDULE 1.1.3

                      CONTRACT RIGHTS
                 (INCLUDING EQUIPMENT RIGHTS
                       (continued)
- -----------------------------------------------------------------

VEHICLE LEASES/FLEET SERVICES

- - Agreement with GE Capital for Vehicle Leasing and Fleet
Services for the following units:

1.  Unit #976 - 93 Ford Aerostar Van
2.  Unit #1203 - 93 Ford Aerostar Van
3.  Unit #1391 - 94 Ford Escort Wagon
4.  Unit #205 - 93 Ford Aerostar Van
5.  Unit #781 - 94 Ford Escort Wagon
6.  Unit #782 - 94 Ford Escort Wagon
7.  Unit #186 - 94 Ford Aerostar Van
8.  Unit #197 - 93 Ford Aerostar Van
9.  Unit #201 - 93 Ford Aerostar Van
10. Unit #202 - 93 Ford Aerostar Van
11. Unit #783 - 94 Ford Escort Wagon
12. Unit #936 - 93 Ford Aerostar Van
13. Unit #937 - 93 Ford Aerostar Van

FLEET SERVICES ONLY, LEASING CONTRACT WITH WHEELS, INC

14. Unit #1748 - 94 Ford Escort Wagon
15. Unit #5446 - 90 Ford Aerostar Van
16. Unit #6904 - 90 Ford Aerostar Van

AGREEMENT WITH WHEELS, INC. FOR VEHICLE LEASING FOR THE FOLLOWING
VEHICLES

1.  Unit #1748 - 94 Ford Escort Wagon
2.  Unit #5446 - 90 Ford Aerostar Van
3.  Unit #6904 - 90 Ford Aerostar Van

                                                   SCHEDULE 1.1.5


                  TANGIBLE PERSONAL PROPERTY
- -----------------------------------------------------------------


- - Two (2) Compaq Prolinea 4/33s Computers
- - One (1) NCR System 3230 Computer
- - One (1) Supermac
- - One (1) US Robotics Modem
- - Two (2) External Syquest Drives
- - One (1) Hewlett Packard Laser Jet IIP Printer
- - One (1) Hewlett Packard Laser Jet III Printer
- - Three (3) Calculators
- - Four (4) Silicon Wrist Pads
- - Miscellaneous Desk Supplies

                                                   SCHEDULE 1.1.7

                    INTELLECTUAL PROPERTY

      TITLE               DATE        DATE OF
                          OF REG.     FILING        CLASSES
1. Copy USA              10/31/89     10/03/88    Int'l Class 35
   Reg. No. 1,564,044

2. Copy USA               9/11/90      7/03/89    Int'l Classes
   Reg. No. 1,613,202                             35, 39, 40 & 42

3. Copy USA                            2/07/95    Int'l Class 35

4. Copy USA               6/19/90     11/21/88    Int'l Class 35
   (Stylized Letters)
   Reg. No. 1,603,230

5. Image Explosion(sm)                12/27/94    Int'l Class 35

6. Image Explosion                     1/03/95    Int'l Class 35
   and Design

7. Show Your True                      2/27/95    Int'l Class 35
   Colors(sm)

8. We're here to help                  2/27/95    Int'l Class 42
   you look great(sm)

9. You've never seen      9/18/90      7/03/89    Int'l Classes
   a copy like this                               35, 38, 39,
   before(sm)                                     40 & 42
   Reg. No. 1,614,157



                                                 SCHEDULE 1.1.8

                                 REAL PROPERTY LEASES
<CAPTION
LOC.    MALL                    ADDRESS                         CITY          ST.  ZIP
51 X41  Mockingbird Lane        1475 W. Mockingbird Lane        Dallas        TX   75247
51 X42  Peachtree Corners       7050 Jimmy Carter Blvd.         Norcross      GA   30092
51 X43  Valley View SQ.         13020 Preston Rd.               Dallas        TX   75240
51 X51  Sunset Blvd.            630l Sunset Blvd.               Hollywood     CA   90028
51 X53  Trans Pacific Ctr A170  1000 Broadway                   Oakland       CA   94607
51 X54  University Ave.         475 University Avenue           Palo Alto     CA   94306
51 X55  2390 El Camino          2390 El Camino Real             Palo Alto     CA   94306
51 X56  1894 Union              1894 Union Street               San Francisco CA   94123
51 X58  2370 Market             2370 Market                     San Francisco CA   94114
51 X60  3605 El Camino          3605 El Camino Real             Santa Clara   CA   95051
51 X61  162l Willow Pass        1621 Willow Pass Road           Concord       CA   94520
51 X62  Westwood Blvd.          923 Westwood Blvd.              Los Angeles   CA   90024
51 X63  Wilshire Blvd.          11988 Wilshire Blvd.            Los Angeles   CA   90025
51 X64  LAUREL CANYON           5221 LAUREL CANYON              N. HOLLYWOOD  CA   91607
51 X66  Trans American Ctr      505 Sansome St                  San Francisco CA   94111
51 X67  Colonnade Plaza         119 E Carlos                    San Jose      CA   95113
51 X68  Lawrence Expressway     500 Lawrence Expwy.             Sunnyvale     CA   94086
51 X69  College Avenue          2980 College Avenue             Berkeley      CA   94701
51 X70  Solano Avenue           1559 Solano Avenue              Berkeley      CA   94705
51 X71  Fair Oaks               605 East El Camino Real         Sunnyvale     CA   94086
51 X72  DeAnza Plaza            10555 S. DeAnza Blvd STE 145    Cupertino     CA   95014
51 X73  LaSalle Building        301 N. Broadway & 509 Olive     St. Louis     MO   63102
51 X74  Clayton                 1 N. Central(FORSYTH & CENTRAL) St. Louis     MO   63105
51 X75  Hilltown Village        118 Hilltown Village            Chesterfield  MO   63017
51 X76  West Port Plaza         111 West Port Pl.               St. Louis     MO   63146
51 X79  1505 East 14th St.      1505 East 14th Street           San Leandro   CA   94579
51 X80  Cumberland Springs      2697 Spring Rd.                 Atlanta       GA   30080
51 X84  Sepulveda (Project)     150 Sepulveda                   El Sequndo    CA   90245
51 X85  One Main Place          1201 Main St.                   Dallas        TX   75202
51 X86  Concourse               One Concourse Pkwy.             Atlanta       GA   30328
51 X87  Greenville West         5919 Greenville Ave.            Dallas        TX   75206

                                              SCHEDULE 1.1.8

                                 REAL PROPERTY LEASES (continued)
<CAPTION
LOC.    MALL                    ADDRESS                         CITY          ST.  ZIP
51 X88  Colorado Sq.            2425 Colorado Blvd.             Santa Monica  CA   90404
51 X89  Fleetwood Square        202 W. Campbell Rd.             Richardson    TX   75080
51 X90  Two Park Place S.       Two Park Place S.               Atlanta       GA   30303
51 X91  Buckhead                3420 Piedmont Rd.               Atlanta       GA   30305
51 X92  Sherman Oaks            15109 Ventura Blvd.             Sherman Oaks  CA   91403
51 X94  Colony Sq.              1197 Peachtree St.              Atlanta       GA   30361
51 X95  Williams Sq.            5221 N. O'Connor Blvd.          Irving        TX   75039


                                                  SCHEDULE 1.1.8

                                 REAL PROPERTY LEASES (continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT
51 X41  1733  07/06/92  07/05/97    $1,704   Joe C. Thompson            $ 0.00      NO
51 X42  1250  04/01/91  03/31/96    $1,864   L. Judson Akin &           $ 0.00      NO
                                              Frank B. Flanders Jr.
51 X43  1940  07/22/91  07/31/96    $3,770   Carol A. McCutchin,     $3,000.00      NO
                                              dba Valley View
                                              Square Properties
51 X51  5070  07/22/85  03/31/99   $16,358    HV Company Inc.,      $11,407.50     YES
51 X53  1970  04/01/83  08/31/98    $3,940   Sparknight dba Asian    $3,565.67     YES
                                              Holdings, Inc.
51 X54  1960  05/01/94  04/30/99    $4,595   Thoits Bros., Inc.          $0.00      NO
51 X55  2923  03/04/85  03/31/98    $8,517   ACB Building Group      $6,538.50      NO
                                              (Rodney K. Bergman)
51 X56  1000  05/09/86  04/30/96    $7,099   Susan Tocchini,         $7,098.75      NO
                                              Estate of Hazel E.
                                              Ghelardi, Shirley M.
                                              Rossi & Barbara
                                              McGowan
51 X58  1238  08/31/85  04/30/98    $3,655   S.H.A.W. Investments    $1,000.00     YES
51 X60  4594  05/07/85  06/30/2000  $9,173   Parallel Partners       $7,338.00     YES
51 X61  1760  12/19/86  03/01/97    $4,560   Arthur H. Sutter &      $7,600.00      NO
                                              Kenneth L Poulsen
51 X62  1300  12/31/86  09/30/98    $3,250   Pine Realty Inc.        $7,000.00     YES
51 X63  1875  03/01/85  08/07/96    $5,961   Douglas M. Laidlaw      LAST MONTHS   YES
                                              and Jean M. Laidlaw       RENT
51 X64  1800  11/01/94  10/30/99    $2,302   Bernard D. Hoffman &        $0.00     YES
                                              Miriam C. Hoffman,
                                              Trustees of Hoffman
                                              Living Trust U/DT/D

                                             SCHEDULE 1.1.8

                                 REAL PROPERTY LEASES (continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT

51 X66  2371  01/02/85  09/30/2000  $6,211   Pyramid Investment      $6,132.00      NO
                                              Corporation
51 X67  1727  12/21/92  12/31/97    $3,759   Block 5 Retail Partners     $0.00     YES
51 X68  2144  12/26/86  09/16/96    $5,131   Manton E. Wong          $3,859.20     YES
51 X69  1895  08/28/85  04/30/99    $4,883   Elmwood Properties      $3,790.00      NO
51 X70  3303  03/28/85  02/28/99    $9,185   Solano Avenue Partners  $3,600.00      NO
51 X71  1653  01/01/87  11/30/99    $4,701   Fair Oaks Associates        $0.00     YES
51 X72  1906  02/18/87  02/28/99    $4,531   Donlon De Anza          $3,800.00     YES
51 X73  2000  12/01/88  08/31/98    $4,104   LaSalle Building            $0.00     YES
                                              Redevelopment/Force
                                              Two Partnership
51 X74  1890  03/22/89  03/31/99    $2,812   Forsyth and Central         $0.00     YES
                                              Development Company
51 X75  2948  05/08/89  02/28/99    $4,150   Chesterfield Hilltown,      $0.00     YES
                                              Inc.
51 X76  2837  07/10/89  05/31/99    $4,234   Aetna Life Ins. Co.         $0.00      NO
51 X79  2340  02/14/90  07/31/99    $3,433   Jule and Eda Gordon         $0.00     YES
51 X80  2191  04/16/90  08/31/97    $2,923   Robin R. Berry              $0.00      NO
51 X84  1677  03/18/91  07/31/96    $3,345   Project One-Fifty           $0.00      NO
51 X85  1958  06/04/90  08/31/98    $2,040   RREEF USA Fund-II           $0.00      NO
                                              (One Main Place)
51 X86  2014  08/06/90  08/31/2000  $3,711   Concourse I Ltd             $0.00      NO
51 X87  2151  07/16/90  07/31/98    $4,040   Three-Way Partnership       $0.00      NO
51 X88   780  08/07/91  08/04/96    $1,872   Maguire Thomas Ptns-    $1,300.00     YES
                                              Colorado Place
51 X89  2469  04/01/91  03/31/96    $2,901   Fleetwood Square            $0.00     YES
                                              Joint Venture

                                            SCHEDULE 1.1.8

                                 REAL PROPERTY LEASES (continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT

51 X90  1840  09/09/90  08/31/2000  $5,103   Ten Pryor Street        $4,500.00     YES
                                              Building, Ltd.
51 X91  1707  02/11/90  02/28/98    $4,167   Selig Enterprises,Inc.      $0.00      NO
51 X92  1450  04/30/91  02/14/97    $3,000   Dennis L. Geiler        $2,900.00      NO
                                              dba McGees Closet
51 X94  2530  07/17/91  07/31/96    $4,870   The Prudential Ins.         $0.00      NO
                                              Company of America
51 X95  1520  08/12/91  10/10/96    $2,499   T-Las Colinas Towers        $0.00      NO
                                              Corp.



                                                 SCHEDULE 1.1.9

     REQUIRED LICENSES FOR COPYMAT LOCATIONS IN CALIFORNIA

Loc.#        Type        Taxing Jurisdiction         License #
51X51  Business License  Los Angeles County          641639-93
51X51  Police Permit     Los Angeles County          641639-93

51X52  Business License  Los Angeles County          652915-03
51X52  Police Permit     Los Angeles County          652915-03

51X53  Business License  City of Oakland             394408

51X56  Business License  San Francisco City & Cnty   171240-005

51X58  Business License  San Francisco City & Cnty   171240-004

51X60  Business License  City of Santa Clara         029233

51X61  Business License  City of Concord             23754

51X62  Business License  Los Angeles County          652916-04
51X62  Police Permit     Los Angeles County          652916-04
51X62  Business License  Westwood BID                652916

51X63  Business License  Los Angeles County          652922-02

51X64  Business License  Los Angeles County          652921-01

51X66  Business License  San Francisco Cty & Cnty    171240-002

51X67  Business License  City of San Jose            060845196

51X68  Business License  City of Sunnyvale           00017081

51X69  Business License  City of Berkeley            95-20086

51X70  Business License  City of Berkeley            95-20085

51X71  Business License  City of Sunnyvale           00013557

51X72  Business License  City of Cupertino           9037

51X79  Business License  City of San Leandro         9250

51X84  Business License  City of El Segundo          9451


                                                 SCHEDULE 1.1.9

REQUIRED LICENSES FOR COPYMAT LOCATIONS IN CALIFORNIA (continued)

Loc.#        Type        Taxing Jurisdiction         License #
51X88  Business License  City of Santa Monica        065963 0

51X92  Business License  Los Angeles County          256633-88


Sales Tax Number for all CopyMat Locations - SY OHA 30-681636
(No certificates needed)

Local alarm license required for some locations: Dallas &
Richardson in Texas and Concord and Los Angeles in California.



REQUIRED LICENSES FOR COPY USA LOCATIONS IN MISSOURI

Loc.#        Type        Taxing Jurisdiction         License #
Home Off Business License  City of Saint Louis       LC4116800

51X74    Business License  City Clayton

51X75    Business License  City of Chesterfield

51X76    Business License  City of Maryland Hgts


Sales Tax Number for all Copy USA Locations - 1108 1040 (No certificates needed)



REQUIRED LICENSES FOR COPY USA LOCATIONS IN TEXAS

Sales Tax Number for Copy USA Locations in Texas -
1-43-1478622-0 (No certificates needed)

No Business Licenses Required in State of Texas

Local alarm license required in Dallas and Richardson in Texas and Concord and Los Angeles in California.

                                                SCHEDULE 1.1.13


                      MISCELLANEOUS ASSETS



None

                                                 SCHEDULE 1.2.5


                      EXCLUDED ASSETS


Cash, wherever located, including bank accounts and cash in stores

Point of Sale Software licensed to Seller by Data Cash Register
    Systems, Inc. under that certain Software License Agreement dated as of June 29, 1994

All equipment located at the Corporate Offices of the Business located at 1706 Washington Avenue, St. Louis, Missouri, except that expressly described on Schedule 1.1.5

                                                    SCHEDULE 3.3

                         COPY SERVICES
                   PURCHASE PRICE ALLOCATION
                    AS OF FEBRUARY 3, 1996
                       (DOLLARS IN 000'S)



Cash                             $    0
Receivable                        1,812
Inventory                           674
Prepaid maintenance               1,284
Other current assets                249
                                 ------
Current assets                    4,019

Property, plant & equipment       2,162
Other assets                          0
                                 ------
Total assets                     $6,181
                                 ======

Payables                         $  724
Accruals                            948
                                 ------
Current liabilities               1,672
                                 ------
Net assets                       $4,509
                                 ======



                                                 SCHEDULE 5.1.1

        CERTIFICATES OF GOOD STANDING AND QUALIFICATIONS


Certificate of Good Standing
CPI Corp.                              Delaware

Certificate of Good Standing
Consumer Programs Incorporated         Missouri

Qualifications to do Business as
Foreign Corporation
Consumer Programs Incorporated         California
                                       Texas
                                       Georgia

Certificate of Existence
Texas Portraits, L.P.                  Texas




                                                   SCHEDULE 5.1.4



                 REQUIRED CONSENTS AND FILINGS

     In the absence of required consents of landlords, equipment lessors and owners of the COPYMAT trademarks and servicemarks, a default, conflict with and/or loss of benefit may result. Seller, Parent and Purchaser are cooperating to obtain all required consents, many of which will not be obtained as of Closing.

     A copy of the Asset Purchase Agreement, including all Exhibits and Schedules thereto, will be filed with the U.S. Securities and Exchange Commission ("SEC") as an Exhibit to Parent's 10-K for fiscal year 1995. In addition, Parent has filed an 8-K with the SEC with a Press Release dated April 4, 1996, announcing it had reached terms of an agreement to sell the Business to Purchaser.

                                               SCHEDULE 5.1.6 (a)

                COPY SERVICES, INC. BALANCE SHEET
                            FY '95       FY '94       FY '93
                           02/03/96     02/04/95     02/05/94

                              38           38           38
                           LOCATIONS    LOCATIONS    LOCATIONS
ASSETS
Current Assets
 Cash                    $         0  $         0  $         0
 Receivables Net           1,800,087    1,643,246    1,497,854
 Inventories                 693,092      713,495      639,512
 Prepaid expenses and
   other current assets    1,543,687    1,983,573    1,696,828
                           ---------    ---------    ---------
     Total current assets  4,036,866    4,340,314    3,834,194
Long Term Assets
 Net furniture and
  fixtures                   754,041      856,691    1,049,933
 Net Equipment             2,089,589    3,152,402    2,550,738
 Net Leaseholds              452,047      438,847      552,923
 Intangible assets         1,563,832    1,666,006    1,768,178
                           ---------    ---------    ---------
   Total Long term assets  4,859,509    6,113,946    5,921,772
                           ---------    ---------    ---------
   Total assets            8,896,375   10,454,260    9,755,966
                           =========   ==========    =========
LIABILITIES
Current Liabilities
 Accounts Payable            561,054      498,138       563,460
 Accrued Expenses            187,388      212,320       242,136
 Vacation Liability          114,000      114,000       114,000
 Property Tax Liability       90,000       90,000        90,000
 Medical & Dental Liability
  incurred but not reported        0            0             0
 Workmens' Comp                    0            0             0
 Stock Bonus/Investment
  growth                           0            0             0
 Officer Bonus                     0            0             0
 Sales Tax Liability               0            0             0
 Payroll Tax Liability             0            0             0
 Pension                           0            0             0
                             -------      -------     ---------
   Total current
    liabilities              952,442      914,458     1,009,596
                             -------      -------     ---------

Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

         COPY SERVICES, INC. BALANCE SHEET (continued)
                            FY '95       FY '94       FY '93
                           02/03/96     02/04/95     02/05/94

                              38           38           38
                           LOCATIONS    LOCATIONS    LOCATIONS
Receivables (Net)
 Utility Deposits              19,145      19,105        17,725
 Misc. A/R                      7,693       7,693           693
 Receivables                1,819,957   1,671,627     1,555,833
 Receivables - Spread
   from holding acct
    (sales)                   (46,708)    (55,179)      (76,397)
                            ---------   ---------     ---------
                            1,800,087   3,286,492     1,497,854
Inventories
 Office supplies               60,355      81,053        26,029
 Office supply inventory
   at warehouse                52,263      48,206        36,453
 Production paper             246,102     238,001       218,501
 Production chemicals         157,369     190,356       212,720
 Misc. Production materials   159,335     137,942       137,555
 Misc. Production materials
   at warehouse                 3,378       5,913         3,217
 Adv. Supply inventory at
   warehouse                   14,290      12,024         5,037
                              -------    -------        -------
    Total                     693,092     713,495       639,512
Prepaid expenses
 Prepaid Kodak maintenance  1,283,565   1,737,900     1,471,125
 Prepaid rent/security
   deposits                    98,667     103,536       101,276
 Deferred rent                133,250     123,270       114,120
 Other                         28,205      18,867        10,307
                            ---------   ---------     ---------
    Total                   1,543,687   1,983,573     1,696,828


Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

         COPY SERVICES, INC. BALANCE SHEET (continued)
                            FY '95       FY '94       FY '93
                           02/03/96     02/04/95     02/05/94

                              38           38           38
                           LOCATIONS    LOCATIONS    LOCATIONS
Accounts Payable
 Vouchers payable             241,864    253,346       432,223
 Tracked vouchers payable      80,274    168,973        59,602
 Maintenance                  238,916     75,819        71,635
 Unpaid bills                       0          0             0
 Telephone                          0          0             0
 Other                              0          0             0
                            ---------  ---------     ---------
    Total                     561,054    498,138       563,460
Accrued Expenses
 Bonuses                       26,473     36,157        71,580
 Advertising                        0     26,297        28,636
 Withholding taxes              2,700      3,616         7,158
 Sales tax                    158,215    146,250       134,762
 Other                              0          0             0
                            ---------  ---------     ---------
    Total                     187,388    212,320       242,136

Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

         COPY SERVICES, INC. INCOME STATEMENT - 38 STORES
                            FY '93       FY '94       FY '95
                             PMTR         PMTR         PMTR
Sales
 Black & White Sale             3,727      3,881         4,685
 Color Sales                      997      1,229         1,820
 Other Sales                    1,403      1,444         1,776
                            ---------   --------     ---------

Gross Sales                     6,127      6,555         8,280
 Bad Debt                       -1.35%     -0.84%        -0.57%
 Cash Short & Over              -0.11%     -0.09%        -0.09%
                            ---------   --------     ---------
Net Sales                       6,037      6,494         8,225

 Variable Maint                  2.50%      2.52%         1.89%
 Fix Maintenance                  291        280           587
 Amort Prepd Maint                288        333           350
 Non-Contract Maint              0.43%      0.62%         0.52%
                            ---------   --------      --------
Total Maintenance               12,52%     12.57%        13.80%

 Paper Expense                   6.97%      7.29%         8.90%
 Chemical Expense                4.45%      4.13%         3.34%
 Production Mtls.                1.70%      1.59%         1.64%
 Resale Office SPLS              1.58%      2.28%         2.28%
 Misc. Supplies                  0.08%      0.12%         0.12%
 Supply Exp. Adj.                0.00%     -0.18%         0.00%
                             ---------  ---------    ---------

TOTAL SUPPLY EXPENSE            14.77%     15.22%        16.27%

 Labor                          22.80%     23.02%        21.27%
 Bonus                           0.99%      1.10%         2.51%
 Delivery                        4.02%      4.88%         3.65%
 Outside Services                1.82%      2.06%         2.39%
 Payroll Taxes                  10.79%     11.19%        10.28%
                             ---------  ---------    ----------

COST OF SALES                   59.50%     61.55%        62.35%

GROSS PROFITS                   40.50%     38.45%        37.65%

Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

 COPY SERVICES, INC. INCOME STATEMENT - 38 STORES (continued)
                            FY '93       FY '94       FY '95
                            ACTUAL       ACTUAL       ACTUAL
Sales
 Black & White Sale         8,720,681  8,783,153     9,388,568
 Color Sales                2,332,939  2,782,240     3,646,428
 Other Sales                3,282,835  3,267,976     3,558,105
                            ---------   --------     ---------

Gross Sales                14,336,455 14,833,369    16,593,101
 Bad Debt                    (193,522)  (124,921)      (95,260)
 Cash Short & Over            (16.163)   (12,820)      (14,168)
                            ---------   --------     ---------
Net Sales                  14,126,770 14,695,628    16,483,673

 Variable Maint               353,830    369,735       311,291
 Fix Maintenance              680,783    633,234     1,176,191
 Amort Prepd Maint            672,948    753,210       701,365
 Non-Contract Maint            60,674     90,606        86,253
                            ---------   --------      --------
Total Maintenance           1,768,235  1,846,785     2,275,100

 Paper Expense                985,308  1,070,781     1,467,265
 Chemical Expense             628,140    606,489       550,453
 Production Mtls.             240,136    233,862       269,782
 Resale Office SPLS           222,779    334,763       375,758
 Misc. Supplies                10,796     17,199        19,391
 Supply Exp. Adj.                   0    (26,308)            0
                             ---------  ---------    ---------

TOTAL SUPPLY EXPENSE        2,087,159  2,236,786     2,682,649

 Labor                      3,221,565  3,383,096     3,506,727
 Bonus                        140,306    161,554       414,012
 Delivery                     568,429    717,809       602,235
 Outside Services             257,311    302,290       393,271
 Payroll Taxes                362,689    396,613       402,984
                             ---------  ---------   ----------

COST OF SALES               8,405,694  9,044,933    10,276,978

GROSS PROFITS               5,721,076  5,650,695     6,206,695

Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

 COPY SERVICES, INC. INCOME STATEMENT - 38 STORES (continued)
                               FY '93       FY '94       FY '95
                                PMTR         PMTR         PMTR
OPERATING EXPENSES

 Rent                              867         867         939
 Rent Related                      166         161         182
 Utility                           135         148         151
 Advertising                       152         127         150
 Deprec Equipment                  525         473         494
 Deprec                            333         326         320
 Equipment Lease                     5           0          67
 Other                             192         177         205
                             ---------   ---------   ---------

Operating Expense                39.34%      35.12%      30.50%

Contribute to Admin               1.16%       3.34%       7.16%

Administrative Expense
 Raging Fingers                     12          19           0
 Field Admin Salary                101         107         119
 Field Admin Expense                20          30          36
 Field Admin Bonus                  15          15          18
 Direct Adm Salary                 347         280         200
 Marketing Salary                   41          41          26
 Direct Admin Expense              273         370         432
 Service Labor/OH                  187         219         225
 Direct Admin Bonus                 26          64          50
 Direct Admin Other                  0           0           0
                             ---------   ---------  ----------

Administrative Expense           16.91%      17.62%      13.47%

Contribution to Extrao          -15.76%     -14.29%      -6.31%

Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

 COPY SERVICES, INC. INCOME STATEMENT - 38 STORES (continued)
                            FY '93       FY '94       FY '95
                            ACTUAL       ACTUAL       ACTUAL
OPERATING EXPENSES
 Rent                        2,027,826   1,962,512   1,882,280
 Rent Related                  389,282     364,582     364,307
 Utility                       316,523     334,824     303,383
 Advertising                   355,921     288,461     299,699
 Deprec Equipment            1,228,393   1,071,l28     990,959
 Deprec Other                  779,104     737,792     641,590
 Equipment Lease                11,717         326     134,555
 Other                         448,805     400,905     410,442
                             ---------   ---------  ----------

Operating Expense            5,557.571   5,160,530   5,027,215

Contribute to Admin            163,505     490,165   1,179,480

ADMINISTRATIVE EXPENSE

 Raging Fingers                 28,609      42,759           0
 Field Admin Salary            235,800     241,266     238,933
 Field Admin Expense            45,768      67,828      72,604
 Field Admin Bonus              33,998      33,800      35,980
 Direct Adm Salary             812,846     634,168     400,919
 Marketing Salary               95,360      92,834      52,968
 Direct Admin Expense          638,471     836,237     866,714
 Service Labor/OH              437,002     495,686     451,655
 Direct Admin Bonus             61,413     144,990     100,012
 Direct Admin Other                  0           0           0
                             ---------   ---------   ---------

Administrative Expense       2,389,267   2,589,568   2,219,785

Contribution to Extrao      (2,225,762) (2,099,403) (1,040,305)

Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

 COPY SERVICES, INC. INCOME STATEMENT - 38 STORES (continued)
                               FY '93       FY '94       FY '95
                                PMTR         PMTR         PMTR
Extraordinary Expense
 Gain/Loss on Closing                0         42            6
 License Fee                        12         12           13
 Goodwill                           29         30           34
 Non-competition                     3          3            3
 Organization Cost                   1          0            0
 Extraordinary Expense               0          0            0
                                -------    -------      -------
Extra ord. Expense                0.74%      1.35%        0.69%

Cont Before Prior YR              0.74%      1.35%        0.69%

Cont before Prior Yr            -16.49%    -15.63%       -7.00%

Prior Year Expense               -0.01%      0.62%        0.51%

Net Contribution                -16.48%    -16.25%       -7.52%
                                =======    =======      =======

Refer to Schedule 5.1.6(b) of the purchase agreement

                                               SCHEDULE 5.1.6 (a)

 COPY SERVICES, INC. INCOME STATEMENT - 38 STORES (continued)
                              FY '93       FY '94       FY '95
                              ACTUAL       ACTUAL       ACTUAL
Extraordinary Expense
 Gain/Loss on Closing               0      95,661      11,458
 License Fee                   27,000      27,000      27,000
 Goodwill                      67,213      68,506      68,506
 Non-Competition                6,667       6,667       6,667
 Organization Cost              3,079           0           0
 Extraordinary Expense              0           0           0
                           ----------- ----------- -----------
Extr Ord. Expense             103,959     197,834     113,631

Cont Before Prior Yr       (2,329,721) (2,297,237) (1,153,936)

Prior Year Expense             (1,992)     91,273      84,849

Net Contribution           (2,327,729) (2,388,510) (1,238,785)
                           =========== =========== ===========

Refer to Schedule 5.1.6(b) of the purchase agreement

                                                Schedule 5.1.6(b)


                     FINANCIAL STATEMENTS


Exceptions to Generally Accepted Accounting Principles with respect to unaudited Financial Statements of the Company for the three years presented:


    - Financial Statements do not include footnotes.

    - Financial Statements do not include Statement of Cash
      Flows.

    - No provision for income taxes or determination of defined tax assets or liabilities has been reflected in the Financial Statements.

    - Cash has been eliminated from the balance sheet.

    - All debt and equity has been eliminated from the balance sheet and no related cost of capital is included on the income statements represented.

    - Liabilities include all the liabilities that are being assumed by the purchaser as stated in the asset purchase agreement and exclude all liabilities retained by the seller.

    - The balance sheet includes intangible assets representing the unamortized cost of certain intangible assets related to previously acquired businesses. No adjustment has been made to reflect a change in ownership nor has the related amortization of intangibles been adjusted to reflect this change.

    - As discussed with representatives of the Purchasers, these Financial Statements do not include certain administrative costs, which have been performed by the parent company and certain corporate home office expenses which have not been allocated to the Copy Services business. These Financial Statements do not purport to include all expenses that may be necessary to operate this business as a stand alone operation.

                                                SCHEDULE 5.1.11


                         CONTRACTS
- --------------------------------------------------------------

EQUIPMENT LEASES

- - Agreement with Sumner Group, Inc. d/b/a Copying Concepts
  Office, dated 3/29/95 for four (4) Minolta CF-80 copiers.
  Monthly rental payment of $798.00 each for 36 months lease term.

- - Agreement with Sumner Group, Inc. d/b/a Copying Concepts
  Leasing Division, dated 5/01/95 for three (3) EFI Fiery 200i.
  Monthly rental payment of $1,111.63 each for 12 months lease term.

- - Agreement with Canon U.S.A. Inc., dated 12/23/94 for twenty-five (25) CLC 800 copiers. Monthly rental payment of $1,400.00 each for 60 months lease term.

- - Agreement with Canon U.S.A. Inc., dated 2/09/95 for twenty-two
  (22) CLC 800 Film Projectors.  Monthly rental payment of
  $106.90 each for 59 months lease term.

- - Agreement with Emerald Financial Group, Inc.,dated 5/15/95 for six (6) Mug Presses and six (6) T-shirt Presses. Monthly rental payment of $979.86 total for 24 months lease term.

- - Agreement with Sumner Group, Inc. d/b/a Copying Concepts
  Leasing Division, dated 12/29/95 for one (1) Canon Color Pass
  3000. Monthly rental payment of $916.11 for 24 months lease term.

- - Agreement with Sumner Group, Inc. D/b/a Copying Concepts
  Leasing Division, dated 1/24/95 for five (5) Encad Novajet
  Printers with Five (5) Pisa Photoscript 3000. Monthly rental payment of $815.24 each for 36 months lease term.

- - Agreement with Datamax Office Systems, dated 7/17/95 for six
  (6) Canon 6650 copiers. Monthly rental payment of $.019 per copy on a month-to-month lease term.

- - Agreement with Datamax Office Systems, dated 9/01/95 for eight
  (8) Selex 7260 copiers. Monthly rental payment of $.019 per copy on a month-to-month lease term.

                                                SCHEDULE 5.1.11

- --------------------------------------------------------------

EQUIPMENT MAINTENANCE AGREEMENTS

- - Agreement with General Binding Corporation, dated 5/01/95 for twenty-eight (28) Binding Systems. Annual maintenance agreements for totaling $10,565.00 expiring 5/01/96.

- - Agreement with Xerox Corporation, dated 1/01/96 for twenty-nine
  (29) Xerox 5334 copiers. Annual maintenance agreements include a monthly use charge plus charge per copy or copy allowance.

- - Agreement with Eastman Kodak Company, dated 9/25/95 for fifteen
  (15) Canon CLC 550 copiers. Variable maintenance of $.15 per copy.

- - Agreement with Eastman Kodak Company, dated 7/01/94, National
  Account Contract Terms and Conditions and other Schedules as contained therein.


OFFICE SUPPLY AGREEMENTS

- - Agreement with Champion International Corporation d/b/a
  Nationwide Papers, dated 9/01/92.

- - Price quotes with Kirk Paper Company, effective 3/25/96.

- - Price quotes with Unisource, effective 3/12/96.


BUILDING REPAIR AND MAINTENANCE AGREEMENTS

- - Agreement with Soderstrum Lighting Services, Inc. dated
  3/01/95  for lighting maintenance services at eighteen (18)
  CopyMat locations. Monthly contract fees totaling $966.86 for 36 months.

- - Agreement with ADT Security Systems, for Security Services to twenty-seven (27) locations. Quarterly monitoring fees totaling $3,461.48.

                                                SCHEDULE 5.1.11

- --------------------------------------------------------------

VEHICLE LEASES/FLEET SERVICES

- - Agreement with GE Capital for Vehicle Leasing and Fleet
  Services for the following units:

1.  Unit #976 - 93 Ford Aerostar Van
2.  Unit #1203 - 93 Ford Aerostar Van
3.  Unit #1391 - 94 Ford Escort Wagon
4.  Unit #205 - 93 Ford Aerostar Van
5.  Unit #781 - 94 Ford Escort Wagon
6.  Unit #782 - 94 Ford Escort Wagon
7.  Unit #186 - 94 Ford Aerostar Van
8.  Unit #197 - 93 Ford Aerostar Van
9.  Unit #201 - 93 Ford Aerostar Van
10. Unit #202 - 93 Ford Aerostar Van
11. Unit #783 - 94 Ford Escort Wagon
12. Unit #936 - 93 Ford Aerostar Van
13. Unit #937 - 93 Ford Aerostar Van

FLEET SERVICES ONLY, LEASING CONTRACT WITH WHEELS, INC.

14. Unit #1748 - 94 Ford Escort Wagon
15. Unit #5446 - 90 Ford Aerostar Van
16. Unit #6904 - 90 Ford Aerostar Van





CopyMat License Agreement, dated May 5, 1993 (notational comment written in by Jane E. Nelson)

                                                         SCHEDULE 5.1.11

<CAPTION
LOC.    MALL                    ADDRESS                         CITY          ST.  ZIP
51 X41  Mockingbird Lane        1475 W. Mockingbird Lane        Dallas        TX   75247
51 X42  Peachtree Corners       7050 Jimmy Carter Blvd.         Norcross      GA   30092
51 X43  Valley View SQ.         13020 Preston Rd.               Dallas        TX   75240
51 X51  Sunset Blvd.            630l Sunset Blvd.               Hollywood     CA   90028
51 X53  Trans Pacific Ctr A170  1000 Broadway                   Oakland       CA   94607
51 X54  University Ave.         475 University Avenue           Palo Alto     CA   94306
51 X55  2390 El Camino          2390 El Camino Real             Palo Alto     CA   94306
51 X56  1894 Union              1894 Union Street               San Francisco CA   94123
51 X58  2370 Market             2370 Market                     San Francisco CA   94114
51 X60  3605 El Camino          3605 El Camino Real             Santa Clara   CA   95051
51 X61  162l Willow Pass        1621 Willow Pass Road           Concord       CA   94520
51 X62  Westwood Blvd.          923 Westwood Blvd.              Los Angeles   CA   90024
51 X63  Wilshire Blvd.          11988 Wilshire Blvd.            Los Angeles   CA   90025
51 X64  LAUREL CANYON           5221 LAUREL CANYON              N. HOLLYWOOD  CA   91607
51 X66  Trans American Ctr      505 Sansome St                  San Francisco CA   94111
51 X67  Colonnade Plaza         119 E Carlos                    San Jose      CA   95113
51 X68  Lawrence Expressway     500 Lawrence Expwy.             Sunnyvale     CA   94086
51 X69  College Avenue          2980 College Avenue             Berkeley      CA   94701
51 X70  Solano Avenue           1559 Solano Avenue              Berkeley      CA   94705
51 X71  Fair Oaks               605 East El Camino Real         Sunnyvale     CA   94086
51 X72  DeAnza Plaza            10555 S. DeAnza Blvd STE 145    Cupertino     CA   95014
51 X73  LaSalle Building        301 N. Broadway & 509 Olive     St. Louis     MO   63102
51 X74  Clayton                 1 N. Central(FORSYTH & CENTRAL) St. Louis     MO   63105
51 X75  Hilltown Village        118 Hilltown Village            Chesterfield  MO   63017
51 X76  West Port Plaza         111 West Port Pl.               St. Louis     MO   63146
51 X79  1505 East 14th St.      1505 East 14th Street           San Leandro   CA   94579
51 X80  Cumberland Springs      2697 Spring Rd.                 Atlanta       GA   30080
51 X84  Sepulveda (Project)     150 Sepulveda                   El Sequndo    CA   90245
51 X85  One Main Place          1201 Main St.                   Dallas        TX   75202
51 X86  Concourse               One Concourse Pkwy.             Atlanta       GA   30328
51 X87  Greenville West         5919 Greenville Ave.            Dallas        TX   75206

                                                     SCHEDULE 5.1.11

(continued)
<CAPTION
LOC.    MALL                    ADDRESS                         CITY          ST.  ZIP
51 X88  Colorado Sq.            2425 Colorado Blvd.             Santa Monica  CA   90404
51 X89  Fleetwood Square        202 W. Campbell Rd.             Richardson    TX   75080
51 X90  Two Park Place S.       Two Park Place S.               Atlanta       GA   30303
51 X91  Buckhead                3420 Piedmont Rd.               Atlanta       GA   30305
51 X92  Sherman Oaks            15109 Ventura Blvd.             Sherman Oaks  CA   91403
51 X94  Colony Sq.              1197 Peachtree St.              Atlanta       GA   30361
51 X95  Williams Sq.            5221 N. O'Connor Blvd.          Irving        TX   75039


                                                            SCHEDULE 5.1.11

(continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT
51 X41  1733  07/06/92  07/05/97    $1,704   Joe C. Thompson            $ 0.00      NO
51 X42  1250  04/01/91  03/31/96    $1,864   L. Judson Akin &           $ 0.00      NO
                                              Frank B. Flanders Jr.
51 X43  1940  07/22/91  07/31/96    $3,770   Carol A. McCutchin,     $3,000.00      NO
                                              dba Valley View
                                              Square Properties
51 X51  5070  07/22/85  03/31/99   $16,358    HV Company Inc.,      $11,407.50     YES
51 X53  1970  04/01/83  08/31/98    $3,940   Sparknight dba Asian    $3,565.67     YES
                                              Holdings, Inc.
51 X54  1960  05/01/94  04/30/99    $4,595   Thoits Bros., Inc.          $0.00      NO
51 X55  2923  03/04/85  03/31/98    $8,517   ACB Building Group      $6,538.50      NO
                                              (Rodney K. Bergman)
51 X56  1000  05/09/86  04/30/96    $7,099   Susan Tocchini,         $7,098.75      NO
                                              Estate of Hazel E.
                                              Ghelardi, Shirley M.
                                              Rossi & Barbara
                                              McGowan
51 X58  1238  08/31/85  04/30/98    $3,655   S.H.A.W. Investments    $1,000.00     YES
51 X60  4594  05/07/85  06/30/2000  $9,173   Parallel Partners       $7,338.00     YES
51 X61  1760  12/19/86  03/01/97    $4,560   Arthur H. Sutter &      $7,600.00      NO
                                              Kenneth L Poulsen
51 X62  1300  12/31/86  09/30/98    $3,250   Pine Realty Inc.        $7,000.00     YES
51 X63  1875  03/01/85  08/07/96    $5,961   Douglas M. Laidlaw      LAST MONTHS   YES
                                              and Jean M. Laidlaw       RENT
51 X64  1800  11/01/94  10/30/99    $2,302   Bernard D. Hoffman &        $0.00     YES
                                              Miriam C. Hoffman,
                                              Trustees of Hoffman
                                              Living Trust U/DT/D

                                                         SCHEDULE 5.1.11

(continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT

51 X66  2371  01/02/85  09/30/2000  $6,211   Pyramid Investment      $6,132.00      NO
                                              Corporation
51 X67  1727  12/21/92  12/31/97    $3,759   Block 5 Retail Partners     $0.00     YES
51 X68  2144  12/26/86  09/16/96    $5,131   Manton E. Wong          $3,859.20     YES
51 X69  1895  08/28/85  04/30/99    $4,883   Elmwood Properties      $3,790.00      NO
51 X70  3303  03/28/85  02/28/99    $9,185   Solano Avenue Partners  $3,600.00      NO
51 X71  1653  01/01/87  11/30/99    $4,701   Fair Oaks Associates        $0.00     YES
51 X72  1906  02/18/87  02/28/99    $4,531   Donlon De Anza          $3,800.00     YES
51 X73  2000  12/01/88  08/31/98    $4,104   LaSalle Building            $0.00     YES
                                              Redevelopment/Force
                                              Two Partnership
51 X74  1890  03/22/89  03/31/99    $2,812   Forsyth and Central         $0.00     YES
                                              Development Company
51 X75  2948  05/08/89  02/28/99    $4,150   Chesterfield Hilltown,      $0.00     YES
                                              Inc.
51 X76  2837  07/10/89  05/31/99    $4,234   Aetna Life Ins. Co.         $0.00      NO
51 X79  2340  02/14/90  07/31/99    $3,433   Jule and Eda Gordon         $0.00     YES
51 X80  2191  04/16/90  08/31/97    $2,923   Robin R. Berry              $0.00      NO
51 X84  1677  03/18/91  07/31/96    $3,345   Project One-Fifty           $0.00      NO
51 X85  1958  06/04/90  08/31/98    $2,040   RREEF USA Fund-II           $0.00      NO
                                              (One Main Place)
51 X86  2014  08/06/90  08/31/2000  $3,711   Concourse I Ltd             $0.00      NO
51 X87  2151  07/16/90  07/31/98    $4,040   Three-Way Partnership       $0.00      NO
51 X88   780  08/07/91  08/04/96    $1,872   Maguire Thomas Ptns-    $1,300.00     YES
                                              Colorado Place
51 X89  2469  04/01/91  03/31/96    $2,901   Fleetwood Square            $0.00     YES
                                              Joint Venture

                                                       SCHEDULE 5.1.11

(continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT

51 X90  1840  09/09/90  08/31/2000  $5,103   Ten Pryor Street        $4,500.00     YES
                                              Building, Ltd.
51 X91  1707  02/11/90  02/28/98    $4,167   Selig Enterprises,Inc.      $0.00      NO
51 X92  1450  04/30/91  02/14/97    $3,000   Dennis L. Geiler        $2,900.00      NO
                                              dba McGees Closet
51 X94  2530  07/17/91  07/31/96    $4,870   The Prudential Ins.         $0.00      NO
                                              Company of America
51 X95  1520  08/12/91  10/10/96    $2,499   T-Las Colinas Towers        $0.00      NO
                                              Corp.



                                                SCHEDULE 5.1.12

                        TITLE EXCEPTIONS

     As of the date of this Agreement, in addition to the Permitted Liens, the Assets are subject to the following:

     Seller and Parent do not own but are licensed to use certain software, including Point of Sale software owned by Data Cash Register Systems, Inc. under that certain Software
License Agreement dated as of June 29, 1994.

     Seller and Parent do not own but are licensed to use other software located on the Leased Premises, such as: Quark, Pagemaker, Microsoft Office, Freemail, Adobe Illustrator, Adobe
Photo Shop and Freehand.

     Purchaser will, as of Closing, own the Assets (except the Excluded Assets described on Schedule 1.2.5) subject to the Permitted Liens.

                                                SCHEDULE 5.1.13

                    INTELLECTUAL PROPERTY
      TITLE               DATE      DATE OF
                          OF REG.   FILING        CLASSES
1. Copy USA              10/31/89   10/03/88    Int'l Class 35
   Reg. No. 1,564,044

2. Copy USA               9/11/90    7/03/89    Int'l Classes
   Reg. No. 1,613,202                           35, 39, 40 & 42

3. Copy USA                          2/07/95    Int'l Class 35

4. Copy USA               6/19/90   11/21/88    Int'l Class 35
   (Stylized Letters)
   Reg. No. 1,603,230

5. Image Explosion(sm)              12/27/94    Int'l Class 35

6. Image Explosion                   1/03/95    Int'l Class 3
   and Design

7. Show Your True                    2/27/95    Int'l Class 35
   Colors(sm)

8. We're here to help                2/27/95    Int'l Class 42
   you look great(sm)

9. You've never seen      9/18/90    7/03/89    Int'l Classes
   a copy like this                             35, 38, 39,
   before(sm)                                     40 & 42
   Reg. No. 1,614,157

10.CopyMat

Seller does not own the following Intellectual Property:

     - CopyMat trademarks, service marks and tradenames
     - Point of Sale software licensed to Seller by Data Cash Register Systems, Inc. under that certain Software License Agreement dated June 29, 1994
     - Certain software used at the stores, e.g., Quark, Pagemaker, Microsoft Office, Freemail, Adobe Illustrator, Adobe Photoshop and Freehand

Seller believes that a third party operation under the name
Copy USA is using the marks "Copy USA" on the Internet and further believes that any use may constitute an infringement of Sellers service marks.

                                                       SCHEDULE 5.1.16(a)

                                 REAL PROPERTY LEASES
<CAPTION
LOC.    MALL                    ADDRESS                         CITY          ST.  ZIP
51 X41  Mockingbird Lane        1475 W. Mockingbird Lane        Dallas        TX   75247
51 X42  Peachtree Corners       7050 Jimmy Carter Blvd.         Norcross      GA   30092
51 X43  Valley View SQ.         13020 Preston Rd.               Dallas        TX   75240
51 X51  Sunset Blvd.            630l Sunset Blvd.               Hollywood     CA   90028
51 X53  Trans Pacific Ctr A170  1000 Broadway                   Oakland       CA   94607
51 X54  University Ave.         475 University Avenue           Palo Alto     CA   94306
51 X55  2390 El Camino          2390 El Camino Real             Palo Alto     CA   94306
51 X56  1894 Union              1894 Union Street               San Francisco CA   94123
51 X58  2370 Market             2370 Market                     San Francisco CA   94114
51 X60  3605 El Camino          3605 El Camino Real             Santa Clara   CA   95051
51 X61  162l Willow Pass        1621 Willow Pass Road           Concord       CA   94520
51 X62  Westwood Blvd.          923 Westwood Blvd.              Los Angeles   CA   90024
51 X63  Wilshire Blvd.          11988 Wilshire Blvd.            Los Angeles   CA   90025
51 X64  LAUREL CANYON           5221 LAUREL CANYON              N. HOLLYWOOD  CA   91607
51 X66  Trans American Ctr      505 Sansome St                  San Francisco CA   94111
51 X67  Colonnade Plaza         119 E Carlos                    San Jose      CA   95113
51 X68  Lawrence Expressway     500 Lawrence Expwy.             Sunnyvale     CA   94086
51 X69  College Avenue          2980 College Avenue             Berkeley      CA   94701
51 X70  Solano Avenue           1559 Solano Avenue              Berkeley      CA   94705
51 X71  Fair Oaks               605 East El Camino Real         Sunnyvale     CA   94086
51 X72  DeAnza Plaza            10555 S. DeAnza Blvd STE 145    Cupertino     CA   95014
51 X73  LaSalle Building        301 N. Broadway & 509 Olive     St. Louis     MO   63102
51 X74  Clayton                 1 N. Central(FORSYTH & CENTRAL) St. Louis     MO   63105
51 X75  Hilltown Village        118 Hilltown Village            Chesterfield  MO   63017
51 X76  West Port Plaza         111 West Port Pl.               St. Louis     MO   63146
51 X79  1505 East 14th St.      1505 East 14th Street           San Leandro   CA   94579
51 X80  Cumberland Springs      2697 Spring Rd.                 Atlanta       GA   30080
51 X84  Sepulveda (Project)     150 Sepulveda                   El Sequndo    CA   90245
51 X85  One Main Place          1201 Main St.                   Dallas        TX   75202
51 X86  Concourse               One Concourse Pkwy.             Atlanta       GA   30328
51 X87  Greenville West         5919 Greenville Ave.            Dallas        TX   75206

                                                      SCHEDULE 5.1.16(a)

                                 REAL PROPERTY LEASES (continued)
<CAPTION
LOC.    MALL                    ADDRESS                         CITY          ST.  ZIP
51 X88  Colorado Sq.            2425 Colorado Blvd.             Santa Monica  CA   90404
51 X89  Fleetwood Square        202 W. Campbell Rd.             Richardson    TX   75080
51 X90  Two Park Place S.       Two Park Place S.               Atlanta       GA   30303
51 X91  Buckhead                3420 Piedmont Rd.               Atlanta       GA   30305
51 X92  Sherman Oaks            15109 Ventura Blvd.             Sherman Oaks  CA   91403
51 X94  Colony Sq.              1197 Peachtree St.              Atlanta       GA   30361
51 X95  Williams Sq.            5221 N. O'Connor Blvd.          Irving        TX   75039


                                                     SCHEDULE 5.1.16(a)

                                 REAL PROPERTY LEASES (continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT
51 X41  1733  07/06/92  07/05/97    $1,704   Joe C. Thompson            $ 0.00      NO
51 X42  1250  04/01/91  03/31/96    $1,864   L. Judson Akin &           $ 0.00      NO
                                              Frank B. Flanders Jr.
51 X43  1940  07/22/91  07/31/96    $3,770   Carol A. McCutchin,     $3,000.00      NO
                                              dba Valley View
                                              Square Properties
51 X51  5070  07/22/85  03/31/99   $16,358    HV Company Inc.,      $11,407.50     YES
51 X53  1970  04/01/83  08/31/98    $3,940   Sparknight dba Asian    $3,565.67     YES
                                              Holdings, Inc.
51 X54  1960  05/01/94  04/30/99    $4,595   Thoits Bros., Inc.          $0.00      NO
51 X55  2923  03/04/85  03/31/98    $8,517   ACB Building Group      $6,538.50      NO
                                              (Rodney K. Bergman)
51 X56  1000  05/09/86  04/30/96    $7,099   Susan Tocchini,         $7,098.75      NO
                                              Estate of Hazel E.
                                              Ghelardi, Shirley M.
                                              Rossi & Barbara
                                              McGowan
51 X58  1238  08/31/85  04/30/98    $3,655   S.H.A.W. Investments    $1,000.00     YES
51 X60  4594  05/07/85  06/30/2000  $9,173   Parallel Partners       $7,338.00     YES
51 X61  1760  12/19/86  03/01/97    $4,560   Arthur H. Sutter &      $7,600.00      NO
                                              Kenneth L Poulsen
51 X62  1300  12/31/86  09/30/98    $3,250   Pine Realty Inc.        $7,000.00     YES
51 X63  1875  03/01/85  08/07/96    $5,961   Douglas M. Laidlaw      LAST MONTHS   YES
                                              and Jean M. Laidlaw       RENT
51 X64  1800  11/01/94  10/30/99    $2,302   Bernard D. Hoffman &        $0.00     YES
                                              Miriam C. Hoffman,
                                              Trustees of Hoffman
                                              Living Trust U/DT/D

                                                         SCHEDULE 5.1.16(a)

                                 REAL PROPERTY LEASES (continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT

51 X66  2371  01/02/85  09/30/2000  $6,211   Pyramid Investment      $6,132.00      NO
                                              Corporation
51 X67  1727  12/21/92  12/31/97    $3,759   Block 5 Retail Partners     $0.00     YES
51 X68  2144  12/26/86  09/16/96    $5,131   Manton E. Wong          $3,859.20     YES
51 X69  1895  08/28/85  04/30/99    $4,883   Elmwood Properties      $3,790.00      NO
51 X70  3303  03/28/85  02/28/99    $9,185   Solano Avenue Partners  $3,600.00      NO
51 X71  1653  01/01/87  11/30/99    $4,701   Fair Oaks Associates        $0.00     YES
51 X72  1906  02/18/87  02/28/99    $4,531   Donlon De Anza          $3,800.00     YES
51 X73  2000  12/01/88  08/31/98    $4,104   LaSalle Building            $0.00     YES
                                              Redevelopment/Force
                                              Two Partnership
51 X74  1890  03/22/89  03/31/99    $2,812   Forsyth and Central         $0.00     YES
                                              Development Company
51 X75  2948  05/08/89  02/28/99    $4,150   Chesterfield Hilltown,      $0.00     YES
                                              Inc.
51 X76  2837  07/10/89  05/31/99    $4,234   Aetna Life Ins. Co.         $0.00      NO
51 X79  2340  02/14/90  07/31/99    $3,433   Jule and Eda Gordon         $0.00     YES
51 X80  2191  04/16/90  08/31/97    $2,923   Robin R. Berry              $0.00      NO
51 X84  1677  03/18/91  07/31/96    $3,345   Project One-Fifty           $0.00      NO
51 X85  1958  06/04/90  08/31/98    $2,040   RREEF USA Fund-II           $0.00      NO
                                              (One Main Place)
51 X86  2014  08/06/90  08/31/2000  $3,711   Concourse I Ltd             $0.00      NO
51 X87  2151  07/16/90  07/31/98    $4,040   Three-Way Partnership       $0.00      NO
51 X88   780  08/07/91  08/04/96    $1,872   Maguire Thomas Ptns-    $1,300.00     YES
                                              Colorado Place
51 X89  2469  04/01/91  03/31/96    $2,901   Fleetwood Square            $0.00     YES
                                              Joint Venture

                                                  SCHEDULE 5.1.16(a)

                                 REAL PROPERTY LEASES (continued)
<CAPTION
                                  MONTHLY                                          LD
        SQ.   OPEN      TERM      RENT &                              SECURITY     CON-
LOC.    FT.   DATE      DATE      ADDL RENT  LANDLORD (LD)            DEPOSIT      SENT

51 X90  1840  09/09/90  08/31/2000  $5,103   Ten Pryor Street        $4,500.00     YES
                                              Building, Ltd.
51 X91  1707  02/11/90  02/28/98    $4,167   Selig Enterprises,Inc.      $0.00      NO
51 X92  1450  04/30/91  02/14/97    $3,000   Dennis L. Geiler        $2,900.00      NO
                                              dba McGees Closet
51 X94  2530  07/17/91  07/31/96    $4,870   The Prudential Ins.         $0.00      NO
                                              Company of America
51 X95  1520  08/12/91  10/10/96    $2,499   T-Las Colinas Towers        $0.00      NO
                                              Corp.



                                            SCHEDULE 5.1.16 (b)



                           REAL PROPERTY


The following conditions exist:

- -   Delamination of the Casework at locations X42, X80, X86,
    X90, X91, X94, X87 and X95. CPI Copy Services, Inc. Has made claims against Wilsonart International, manufacturer of the glue used to construct the casework.

- -   The Heating and Air Conditioning unit at location X89
    requires an estimated $1,000.00 in repairs.

                                                SCHEDULE 5.1.17


                           INSURANCE

The premiums for all subsidiaries of CPI Corp. Are listed under one amount, and, accordingly we do not have a separate amount for the Copy Services operations.

CPI - USA

Policy Name:       Casualty and Property Insurance Policies
Policy Number:     UC4J-UB-275J366-5-95
Carriers Name:     Travelers
Term:              7/1/95 - 7/1/96
Type of Coverage:  Worker's Compensation

States Covered:    California
Policy Number:     U2J-UB-275J361-6-95
States Covered:    Georgia, Illinois and Missouri
Policy Number:     UC2EE-UB-275J362-8-95
States Covered:    Texas

CPI - USA

Policy Name:       Casualty and Property Insurance Policies
Policy Number:     UC2G-GLSA-275J3689-T-95
Carriers Name:     Travelers
Term:              7/1/95 - 7/1/96
Type of Coverage:  General Liability
States Covered:    All states

CPI - USA

Policy Name:       Casualty and Property Insurance Policies
Policy Number:     UC2-CAP-275J3708-IND-95
Carriers Name:     Travelers
Term:              7/1/95 - 7/1/96
Type of Coverage:  Automobile Liability
States Covered:    Texas
Policy Number:     UC2J-CAP-275J3690Til-95
States Covered:    All States

CPI - USA

Policy Name:       The Cincinnati Insurance Company
Policy Number:     CCC 436 31 60
Carriers Name:     Travelers
Term:              7/1/95 - 7/1/96
Type of Coverage:  Commercial Umbrella Liability
                   $50,000,000 Umbrella excess primary
                   and $50,000,000 excess of umbrella

                                                SCHEDULE 5.1.17

CPI - USA

Policy Name:       Federal Insurance Company (Chubb Group)
Policy Number:     8092-06-22H
Carriers Name:     Travelers
Term:              7/30/95 - 7/30/96
Type of Coverage:  Executive Risk (D & 0) Coverage

CPI - USA

Policy Name:       National Fire and Marine
Policy Number:     445 53 92
Carriers Name:     Travelers
Term:              7/30/95 - 7/30/96
Type of Coverage:  Excess Executive Risk (D & 0) Coverage

CPI - USA

Policy Name:       American Protection Insurance Companies
Policy Number:     3ZG 002 207
Carriers Name:     Kemper National Insurance Companies
Term:              9/1/95 - 9/1/96
Type of Coverage:  Property Coverage

                                            SCHEDULE 5.1.18 (d)


               AMENDMENTS TO MATERIAL CONTRACTS


None

                                            SCHEDULE 5.1.18 (g)


                       CAPITAL EXPENDITURES


None

                                            SCHEDULE 5.1.20 (a)


                      EMPLOYEE ARRANGEMENTS

The Employee Benefit Plans identified below are applicable to Copy Services employees. Copies of the plan documents were previously provided to the Purchaser.

  CPI Retirement Plan
  CPI Stock Bonus Plan
  CPI Employee Profit Sharing Plan & Trust
  CPI Benefit Plan (medical and preventive dental self-funded plan)
     Great-West Care Plan
     Great-West Care Exclusive Plan
     Gencare Health Plan
  Group Life Insurance (Great-West)
  Short Term Disability (Salary Continuation and minimum

  premium hourly disability provided by Great-West)
  Long Term Disability (UNUM)
  Personal Accident Insurance (CIGNA)
  CIGNA Dental Health Plan
  Great-West Dependent Life Insurance
  CPI Seat belt Life Insurance

Stephen Coffin is the only Copy Services employee remaining with the Business after closing who participates in the following:

  CPI Deferred Compensation and Stock Appreciation Rights Plan
  CPI Stock Option Plan

Parent provides the following benefits for all full time employees:

  Paid Vacation
  Sick/Emergency Days
  Holidays
  Funeral Leave
  Jury Duty
  Christmas Bonus
  Tuition Reimbursement
  Matching Grant Program
  Suggestion Plan (also applies to part time employees)

Further information regarding these benefits is set forth in the Supervisor's Handbook which has been provided to Purchaser.

                                            SCHEDULE 5.1.20 (a)

Seller has entered into the following employment agreements with Copy Service employees identified in the attached lists:

  Employment Agreement for Officers
  Employment Agreement for California employees-Salary Position Employment Agreement for California employees-Hourly Position Employment Agreement for all other locations-Salary Position Employment Agreement for all other locations-Hourly Position

Seller has entered into agreements for the following Employee
Incentive Programs for Copy Services employees:

  Officer Bonus
  District Manager Bonus (A. & B.)
  Store Manager Bonus (A. & B.)
  Salaried Assistant Manager Bonus (A. & B.)
  Hourly Assistant Manager Bonus (A. & B.)
  Personalized agreements for each of thirteen (13) Account

    Representatives

Copies of all employment and incentive agreements are on file.

                                   SCHEDULE 5.1.20 (a)

                                     CPI COPY SERVICES, INC.
                                 EMPLOYMENT AGREEMENT STATUS
R = RECEIVED      O = OUTSTANDING
                                                   SALARY    HOURLY    SALARY    HOURLY
                                                   EMPLOY.   EMPLOY.   EMPLOY.   EMPLOY.
DISTRICT/                                          AGREE.    AGREE.    AGREE.    AGREE.
LOCATION        NAME                 TITLE          (CA)      (CA)     (MO,IL)   (MO,IL)
                                                                       (GA,TX)   (GA,TX)
20        Fred Pilkington         Dist.Mgr.                               R
20X73     Billy Dill              Store Mgr.                              R
20X73     Greg Rosen              Hrly.Asst.Mgr.                                    R
20X74     Wolfgang Kurtz          Store Mgr.                              R
20X74     Yolanda Harris          Hrly.Asst.Mgr.                                    R
R20X75    Marilyn Arechederra     Store Mgr.                              R
20X75     Bobbie Kassman          Sal.Asst.Mgr.                           R
20X75     Michael Bartlett        Hrly.Asst.Mgr.                                    R
20X76     Ken Joyce               Store Mgr.                              R
20X76     Jason Dill              Hrly.Asst.Mgr.                                    R
20        Dave DeLoach            Account Rep.                            R

25        Scott Williams          District Mgr.                           R
25X42     Melissa Dixon           Store Mgr.                              R
25X80     Patricia Moulder        Store Mgr.                                        O
25X86     Khahil Osman            Store Mgr.                                        O
25X86     Aaron Hodgen            Hrly.Asst.Mgr.                                    R
25X90     Jim Jones               Store Mgr.                              R
25X90     Donna Berry             Hrly.Asst.Mgr.                                    R
25X91     Sheri Ray               Store Mgr.                              R
25X91     Andrea Mallory          Hrly.Asst.Mgr.                                    R
25X94     Dick Pletcher           Hrly.Asst.Mgr.                                    O
25X94     Glenn Graham            Store Mgr.Train.                        O
25        Chris Dunn              Account Rep.                            R

                                  SCHEDULE 5.1.20 (a)

                                    CPI COPY SERVICES, INC.
                            EMPLOYMENT AGREEMENT STATUS (continued)
R = RECEIVED      O = OUTSTANDING
                                                   SALARY    HOURLY    SALARY    HOURLY
                                                   EMPLOY.   EMPLOY.   EMPLOY.   EMPLOY.
DISTRICT/                                          AGREE.    AGREE.    AGREE.    AGREE.
LOCATION        NAME                 TITLE          (CA)      (CA)     (MO,IL)   (MO,IL)
                                                                       (GA,TX)   (GA,TX)
30        Randy Decker            District Mgr.                           R
30X41     David Evard             Store Mgr.                              O
30X43     Barbara Morale          Store Mgr.                              R
30X43     Gene Molina             Hrly.Asst.Mgr.                                    R
30X85     Roy Butterworth         Store Mgr.                              O
30X85     Brent Hughes            Hrly.Asst.Mgr.                                    O
30X87     Olean Griffin           Store Mgr.                              O
30X87     Bill Snow               Hrly.Asst.Mgr.                                    O
30X89     Melissa Kinsey          Store Mgr.                              R
30X89     Lisa Watts              Hrly.Asst.Mgr.                                    R
30X95     Bill East               Store Mgr.                              R
30X95     Jay Stephens            Hrly.Asst.Mgr.                                    R
30        Chad Tallas             Account Rep.                            O
30        Shawn Adams             Account Rep.                            O

35X39     Jerry Capozzoli         Ntl.Mgr.Image Exp.                      O
35X39     Kathy Hodges            Store Mgr.                              O
35X39     Kevin Hayes             Account Rep.                            O
35X39     Al Cadiz                Designer                                O

10        Dave Gillespie          District Mgr.       R
10X54     Richard Witt            Store Mgr.          R
10X54     Jose Farias             Hrly.Asst.Mgr.               R
10X55     Joe Castillo            Store Mgr.          R

                                  SCHEDULE 5.1.20 (a)

                                    CPI COPY SERVICES, INC.
                            EMPLOYMENT AGREEMENT STATUS (continued)
R = RECEIVED     O = OUTSTANDING
                                                   SALARY    HOURLY    SALARY    HOURLY
                                                   EMPLOY.   EMPLOY.   EMPLOY.   EMPLOY.
DISTRICT/                                          AGREE.    AGREE.    AGREE.    AGREE.
LOCATION        NAME                 TITLE          (CA)      (CA)     (MO,IL)   (MO,IL)
                                                                       (GA,TX)   (GA,TX)
10X55     Manny Bracamonte        Hrly.Asst.Mgr.               R
10X60     Ken Oskuie              Store Mgr.          R
10X67     Roxana Oskuie           Store Mgr.          R
10X67     Edith Mox               Hrly.Asst.Mgr.               R
10X68     Kathy Davis             Store Mgr.          R
10X68     Elizabeth Florio        Hrly.Asst.Mgr.Tr.            O
10X71     Dan Tamada              Store Mgr.          R
10X71     Erich Valentine         Hrly.Asst.Mgr.               R
10X72     Brady Hopkins           Store Mgr.          R
10X72     Tom Bertram             Hrly.Asst.Mgr.               O
10        Phil Green              Account Rep.        R
10        Tony Paez               Account Rep.        R
11        Carlton Green           District Mgr.       R
11X51     Ash Soudbakhsh          Store Mgr.          R
11X51     Hector Rodrequez        Sal.Asst.Mgr.       R
11X51     Gail Kohn               Sal.Asst.Mgr.       R
11X62     Bill Lindstrom          Store Mgr.          R
11X63     Amy Assad               Store Mgr.          R
11X63     Claudio Mota            Hrly.Asst.Mgr.               R
11X64     Marjan Moradi           Store Mgr.          R
11X64     Luis Frausto            Hrly.Asst.Mgr.               O
11X84     Raul Duan               Store Mgr.          R
11X88     Larry Jones             Store Mgr.          R
11X92     Peyman Rajai            Store Mgr.          R

                                   SCHEDULE 5.1.20 (a)

                                    CPI COPY SERVICES, INC.
                            EMPLOYMENT AGREEMENT STATUS (continued)
R = RECEIVED       O = OUTSTANDING
                                                   SALARY    HOURLY    SALARY    HOURLY
                                                   EMPLOY.   EMPLOY.   EMPLOY.   EMPLOY.
DISTRICT/                                          AGREE.    AGREE.    AGREE.    AGREE.
LOCATION        NAME                 TITLE          (CA)      (CA)     (MO,IL)   (MO,IL)
                                                                       (GA,TX)   (GA,TX)
11X92     Oscar Wei               Hrly.Asst.Mgr.               R
11        Kambiz Ghayoor          Account Rep.        O
11        Stephen Compass         Account Rep.        R
11        Matt Smith              Account Rep.        R
11        Robert Lowy             Account Rep.        R

12        Ben Siavoshy            District Mgr.       R
12X53     Monica Weeger           Store Mgr.          R
12X53     Amber Yehya             Hrly.Asst.Mgr.               R
12X56     Lagina Clark            Store Mgr.          R
12X56     Meike The               Hrly.Asst.Mgr.               R
12X58     Richard Lubrano         Store Mgr.          R
12X58     John Hilt               Sal.Asst.Mgr.       R
12X61     Suzy Usedom             Store Mgr.          R
12X66     Mary Harper             Store Mgr.          R
12X66     Henri Quach             Hrly.Asst.Mgr.                R
12X69     Nora Lewis              Store Mgr.          R
12X69     Palma Hirschfelder      Sal.Asst.Mgr.       R
12X70     Mehrdad Goosheh         Store Mgr.          R
12X70     Andrew Tokuda           Sal.Asst.Mgr.       R
12X79     Elmer Salazar           Store Mgr.          R
12X79     Russell Davidson        Hrly.Asst.Mgr.               R
12        Anthony Sarano          Account Rep.        O
12        Brian Eiland            Account Rep.        R

                                             SCHEDULES 5.1.20 (b)

               COPY SERVICE DIVESTITURE - EMPLOYEES
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         01  X99 COFFIN, STEPHEN          860401  01
CPI         01  X99 MARION, SANDRA R         900326  02
CPI         01  X99 CHIKLY, PASCALE I.       910610  02
CPI         01  X99 GOLIGHTLY, GEORGIA A     860407  05
CPI         01  X99 SCHERMESSER, CHERYL L    900904  05
CPI         01  X99 ACUP, LUZ Z              931206  05
CPI         01  X99 DOWLING, TAMMY L         850520  05
CPI         01  X99 PERKINS, MARY A          891016  05
CPI         01  X99 FRANKLIN, CASSANDRA K    941031  06
CPI         09  Z80 GILLESPIE, DAVID         911202  02
CPI         09  Z81 GREEN JR, CARLTON        930919  02
CPI         09  Z82 SIAVOSHY, MOHAMMAD B     880711  02
CPI         09  Z83 CAPOZZOLI, JEROME        940206  02
CPI         09  Z90 PILKINGTON, FREDERICK M  930510  02
CPI         10  X54 WITT, RICHARD D          950601  02
CPI         10  X54 FARIAS, JOSE             940410  05
CPI         10  X54 CORTEZ, SERGIO A         950327  05
CPI         10  X55 CASTILLO, JOE L          931101  02
CPI         10  X55 PAEZ, THOMAS ANTHONY     951102  02
CPI         10  X55 BLUE, DAVID M            950806  05
CPI         10  X55 BRACAMONTE, MANUEL TAUSO 940112  05
CPI         10  X55 CORNELL, CARL ROBERT     950831  05
CPI         10  X55 JANES, AMNESTY A         960226  08
CPI         10  X55 LOPEZ, ROBERT THOMAS     960214  08
CPI         10  X60 OSKUIE, KAMBIZ           910222  02
CPI         10  X60 NGUYEN, HOAI V           950306  05
CPI         10  X60 LANGFORD, LORENE         920420  05
CPI         10  X60 THACH, JOHNNY C          880518  05
CPI         10  X60 MUNCADA, RHAMESIS B      940318  05
CPI         10  X60 D AGUILA, LEONARDO B     940110  05
CPI         10  X60 ISIP, KENNETH L          930907  05
CPI         10  X60 FAGHIH, DINOUJE DAN      950531  08
CPI         10  X60 GAGE, SHELDON R          950811  08
CPI         10  X60 UBANDO, JOHN             950927  08
CPI         10  X60 CYRUS, BEHZAD            950911  08
CPI         10  X67 GREENE, PHILIP J         930904  02
CPI         10  X67 OSKUIE, ROXANA           910917  02
CPI         10  X67 SAMPSON, ROSHAWNDA L     940913  05
CPI         10  X67 FOGLESONG, KONRAD B      930406  05
CPI         10  X67 MOX, EDITH V             940530  05
CPI         10  X67 MILLIKEN, MELLANIE P     950828  08
CPI         10  X67 THACH, THAI Q D          950622  08
CPI         10  X67 ROBLES, ROY              950619  08
CPI         10  X68 DAVIS, KATHY L           950330  02

                                             SCHEDULES 5.1.20 (b)

         COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         10  X68 FLORIO, ELIZABETH H      960226  05
CPI         10  X68 ZEHDER, MICHAEL D        950705  05
CPI         10  X68 BETTCHER, JOYCE A        951018  08
CPI         10  X68 BETTCHER, MARLENE        950717  08
CPI         10  X71 TAMADA, DAN L            910916  02
CPI         10  X71 PATEL, NOORUDDIN B       910816  05
CPI         10  X71 VALENTINE, ERICH J       930823  05
CPI         10  X71 GREGOIRE, ROBERT W       941017  05
CPI         10  X71 PARUNGAO, ONASSIS        960109  08
CPI         10  X71 VALIANI, RAHIM S         940103  08
CPI         10  X72 HOPKINS, BRADY           951010  02
CPI         10  X72 REHMATULLAH, RAHIM       960401  05
CPI         10  X72 GEHRUNG JR, DANNY CAMERO 960312  08
CPI         11  X51 SOUDBAKHSH, ASHKAN       881017  02
CPI         11  X51 LOWY, ROBERT             910819  02
CPI         11  X51 KOHN, GAIL H             941017  02
CPI         11  X51 RODRIGUEZ, HECTOR A      910425  02
CPI         11  X51 REYNOSO, ROBERT          910312  05
CPI         11  X51 DANELIAN, ROUBIK G       920302  05
CPI         11  X51 MORIYA, SUSAN K          901011  05
CPI         11  X51 MCKOWN, DREW B           920824  05
CPI         11  X51 KERMANSHAHI, SOHEIL      931006  05
CPI         11  X51 RODRIGUEZ, MARCO V       901204  05
CPI         11  X51 AGURTO, PAULINA S        940509  05
CPI         11  X51 MKHOIAN, NAZARET         930920  05
CPI         11  X51 TORRES, ANA Y            930705  05
CPI         11  X51 HERNANDEZ, BOANERGES     940919  08
CPI         11  X51 VELASQUEZ, HERNAN R      950403  08
CPI         11  X51 MANCIA-PENA, JORGE ANTON 940516  08
CPI         11  X51 LUNA, ALBERT P           920309  25
CPI         11  X62 LINDSTROM, JOHN W        940606  02
CPI         11  X62 GHAYOOR, KAMBIZ          940420  02
CPI         11  X62 RIVERA, GERARDO          960102  05
CPI         11  X62 YANEZ, MARIA C           890219  05
CPI         11  X62 TRUJILLO, MIGUEL         950905  05
CPI         11  X62 BOROUMAND, STEVE         950316  08
CPI         11  X62 FAKHAR, MANI             920629  08
CPI         11  X62 ESKANDARI, SAM           891022  08
CPI         11  X63 ASSAD, IMAN              941129  02
CPI         11  X63 SOLIMAN, GILBERT O       881208  05
CPI         11  X63 SMITH, SEAN G            941024  05
CPI         11  X63 MOTA JR, CLAUDIO         911204  05
CPI         11  X63 ABDUL, SAMI              890626  05
CPI         11  X63 PALACIOS, OSCAR M        900320  05

                                             SCHEDULES 5.1.20 (b)

         COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         11  X63 ALFARO, JOSE A           900108  05
CPI         11  X63 ZOLEYKHAEIAN, PEDRAN     951223  08
CPI         11  X63 ROSALES, RAUL            940411  08
CPI         11  X63 SIMS, PAMELA L           941003  08
CPI         11  X63 THOMPSON, CAMERON        910402  08
CPI         11  X63 YOUNG, JEFFREY C         950403  08
CPI         11  X64 MORADI, MARJAN           940620  02
CPI         11  X64 FRAUSTO, JOSE L          920206  05
CPI         11  X64 GUERRERO, EDWARD T       941003  05
CPI         11  X64 GLASS, LATASHA R         941024  05
CPI         11  X64 RAMIREZ, CLARENCE E.     951018  08
CPI         11  X64 FANUCCHI, SERGIO A       960109  08
CPI         11  X84 DURAN, RAUL              920106  02
CPI         11  X84 PAULSEN, KIM L           911223  05
CPI         11  X84 GARCES, JULIO            950925  05
CPI         11  X88 JONES, LAWRENCE          911027  02
CPI         11  X88 COMPASS, STEPHEN A       960220  02
CPI         11  X88 AVENDANO, JUAN C         940914  05
CPI         11  X88 HOLSTON, CEDRIC B        960401  08
CPI         11  X88 CHISOLM, SHAUN H         960108  08
CPI         11  X88 LACAYO, CLAUDIA          960320  08
CPI         11  X88 JACKSON, DARRIN G        950116  08
CPI         11  X92 RAJAI, PEYMAN            940711  02
CPI         11  X92 SMITH, MATTHEW           960221  02
CPI         11  X92 CLAVIJO, GUILLERMO DAMIE 940808  05
CPI         11  X92 WEI, OSCAR               940711  05
CPI         12  X53 WEEGER, MONICA K         921230  02
CPI         12  X53 YEHYA, AMBER             880502  05
CPI         12  X53 BROWN, BENJAMIN A        940927  05
CPI         12  X53 EDWARDS, JAY             941212  08
CPI         12  X53 YAMAMOTO, SASHA          940811  08
CPI         12  X56 CLARK, LAGINA            950612  02
CPI         12  X56 HUMPHRIES, JASON T       960311  05
CPI         12  X56 LEON-GUERRERO, PETER P   960306  05
CPI         12  X56 THE, MEIKE L             930218  05
CPI         12  X56 BOONMA, JEFF K           960402  05
CPI         12  X56 AGUON, JEREMY V D        960216  05
CPI         12  X56 PAPPAS, GEORGE           880502  08
CPI         12  X56 ISLEY, CHRISTOPHER A     960122  08
CPI         12  X56 KELLER, MARCUS           951007  08
CPI         12  X56 GRONAU, BRIAN W          930909  25
CPI         12  X58 LUBRANO, RICHARD A       940926  02
CPI         12  X58 HILT, JOHN J             931129  02
CPI         12  X58 BYLAND, PATRICK L        950403  05

                                             SCHEDULES 5.1.20 (b)

         COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         12  X58 COMBS, CRIS E            940914  05
CPI         12  X58 MILLAN, MANUEL A         950602  05
CPI         12  X58 SHEAFF, CHARLES R        920928  05
CPI         12  X58 GOODWIN, PATRICK         950309  08
CPI         12  X61 USEDOM, SUZETTE L        940512  02
CPI         12  X61 GROSS, WAYMON W          941114  05
CPI         12  X61 HAWKE, ELIZABETH SUE     960119  08
CPI         12  X66 SARNO, ANTHONY J         960313  02
CPI         12  X66 HARPER, MARY             950705  02
CPI         12  X66 REED, KEVIN              960226  05
CPI         12  X66 DANKER, GEOFFREY         950418  05
CPI         12  X66 QUACH, HAI               891010  05
CPI         12  X69 HIRSCHFELDER, PALMA      950516  02
CPI         12  X69 LEWIS, NORA R            910327  02
CPI         12  X69 HOWARD, FREDRICK         880502  05
CPI         12  X69 HORSMAN, SHAWN M         940118  05
CPI         12  X69 LARA, VERONICA           960229  05
CPI         12  X69 05CMENS, SHARON L        950131  05
CPI         12  X69 LAURY, MUSTAFA           960129  08
CPI         12  X69 RUSK, MARK A             950313  08
CPI         12  X69 SOLARIO, MARK            960402  08
CPI         12  X70 TOKUDA, ANDREW H         920514  02
CPI         12  X70 GOOSHEH, MEHRDAD H       930720  02
CPI         12  X70 FRANTZ, SANDHYA M        900805  05
CPI         12  X70 ZAPATA, ROBERT P         950905  05
CPI         12  X70 PARRISH, DARRELL C       930815  05
CPI         12  X70 LARA, MARICELA           950614  05
CPI         12  X70 KIANI, HAMID             951219  05
CPI         12  X70 RODRIGUEZ, ABEL          941113  05
CPI         12  X70 KAMELI, AMIR BABAK       960225  05
CPI         12  X70 GARNETT, BERNARD E       940923  08
CPI         12  X70 CHASE, LOREN             960201  08
CPI         12  X70 COE, DAVID               950911  08
CPI         12  X70 SABERI, MASOUD           960129  08
CPI         12  X70 COLE, STEPHANIE          951115  08
CPI         12  X70 KEARSE, TERESA M         950524  08
CPI         12  X70 COSSEN, ERIN             960213  08
CPI         12  X70 ABDELAZIZ, MONA N        950123  08
CPI         12  X70 FALLENBAUM, NINA K       960213  08
CPI         12  X70 MANNING, ERIC D          881210  0D
CPI         12  X79 SALAZAR, ELMER T         940506  02
CPI         12  X79 EILAND, BRIAN MICHAEL    960304  02
CPI         12  X79 HAWKINS, TIFFANY         910830  05
CPI         12  X79 DAVIDSON, RUSSELL J      931007  05

                                             SCHEDULES 5.1.20 (b)

         COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                                                   HIRE
                                                   DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         12  X79 NICHOLLS, HEATHER E      960328  08
CPI         12  X79 CRUZ, NELSON             960213  08
CPI         12  X79 RUIZ, DANIELLA M         950831  08
CPI         12  X79 NEVES, TONIA             950823  08
CPI         20  X73 DILL, WILLIAM P          881109  02
CPI         20  X73 RYAN, STEPHANY           950227  05
CPI         20  X73 WEILER, KRISTI           960415  05
CPI         20  X73 ROSEN, GREGORY J         860703  05
CPI         20  X74 KURTZ, WOLFGANG E        910729  02
CPI         20  X74 VICK, TREASA L           950216  05
CPI         20  X74 HARRIS, YOLANDA          900219  05
CPI         20  X74 CRACCHIOLO, MICHAEL A    930726  05
CPI         20  X75 ARECHEDERRA, MARILYN J   701030  02
CPI         20  X75 PITCHER, ASHLEY          951204  05
CPI         20  X75 BARTLETT, J MICHAEL      950214  05
CPI         20  X75 WANNOW, IRENE J          940711  05
CPI         20  X75 QUICK, SAMANTHA F        941121  05
CPI         20  X75 SCOTT, PATRICK           960131  05
CPI         20  X75 BLACKWELL, KEITH W.      940817  05
CPI         20  X75 TIGGES, STEPHEN CHARLES  940602  05
CPI         20  X75 ARECHEDERRA, ALEJO J     950804  05
CPI         20  X75 WEIDLE, TERESA ANN       920810  05
CPI         20  X75 HAWLEY, RONALD A         950430  08
CPI         20  X75 HUELS, TRACY A           940802  08
CPI         20  X75 KASSMAN, BOBBIE A        940411  22
CPI         20  X76 DELOACH, DAVID M         910310  02
CPI         20  X76 JOYCE, KENNETH V         910808  02
CPI         20  X76 DILL, JASON E            921102  05
CPI         20  X76 BORGARD, GREGORY         960408  05
CPI         20  X76 FISCHER, JOSEPH W JR     950328  05
CPI         20  X76 WOOD, SONYA MAY          960408  05
CPI         20  X76 BAILEY, MIKE             960226  08
CPI         20  X76 HEITHAUS, JOHN D         950823  08
CPI         20  X76 DELAFUENTA, MARK         960325  08
CPI         20  X76 HEITHAUS, PAUL           951010  08
CPI         20  X76 DALTON, JAMES K          921116  08
CPI         20  XCC PRINGLE, E REBECCA       840820  05
CPI         35  X39 HAYES, KEVIN             950911  02
CPI         35  X39 HODGES, KATHARINE A      940801  02
CPI         35  X39 CADIZ, ALBERT C          940206  02
CPI         35  X39 PAULSEN, ERIC            960124  05
CPI         35  X39 KRUEGER, RENEE           951025  05
CPI         35  X39 YU, JEANIE               950925  05
CPI         35  X39 SCHMIDT, LESLIE S        951030  08

                                             SCHEDULES 5.1.20 (b)

         COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                                                   HIRE
                                                   DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI IMAGES  09  Z85 WILLIAMS, R SCOTT        910617  02
CPI IMAGES  25  X42 DIXON, MELISSA L         920311  02
CPI IMAGES  25  X42 STEPHENS, DONALD         960222  08
CPI IMAGES  25  X80 MOULDER, PATRICIA ANN    930628  02
CPI IMAGES  25  X80 BERGER, NEIL A           950522  05
CPI IMAGES  25  X80 DORSEY, HARDY K          960412  08
CPI IMAGES  25  X86 OSMAN, KHAHIL            950906  02
CPI IMAGES  25  X86 RIDDLE, DEANA L          950724  02
CPI IMAGES  25  X86 MANUEL, ANTHONY          951211  05
CPI IMAGES  25  X86 HODGEN, AARON  A         950925  05
CPI IMAGES  25  X90 JONES JR, JAMES B        930422  02
CPI IMAGES  25  X90 LOVE, DAWANNA L          950825  05
CPI IMAGES  25  X90 BERRY, DONNA L           920601  05
CPI IMAGES  25  X91 RAY, SHERYL A            950731  02
CPI IMAGES  25  X91 SMITH, SERENA            960129  05
CPI IMAGES  25  X91 MALLORY, ANDREA PATRICE  951106  05
CPI IMAGES  25  X91 CASH, DAVID              950831  05
CPI IMAGES  25  X91 GRANT, RICHARD           950519  08
CPI IMAGES  25  X94 GRAHAM, GLENN C          960315  02
CPI IMAGES  25  X94 DUNN, CHRISTINE C        940705  02
CPI IMAGES  25  X94 PLETCHER, DICK           960322  05
CPI IMAGES  25  X94 HUGGETT, PAUL H          931201  05
CPI IMAGES  25  X94 HALL USHER, JUNE         930421  05
CPI IMAGES  25  X94 MORRIS, KELLEY REGEANA   930727  05
CPI IMAGES  25  X94 RIEKKI, NICOLE M         941012  08
TX PORTRAIT 09  Z86 DECKER, RANDALL C        920928  02
TX PORTRAIT 30  X41 EVRARD, DAVID C          931018  02
TX PORTRAIT 30  X41 CANNON, DELOIS F         960219  05
TX PORTRAIT 30  X41 YBARRA, KATRINA A        960306  05
TX PORTRAIT 30  X43 MORALE, BARBARA L        930622  02
TX PORTRAIT 30  X43 MOLINA, GENE D           930222  05
TX PORTRAIT 30  X85 BUTTERWORTH, ROY B       950724  02
TX PORTRAIT 30  X85 FLOWERS, ALAN GLENN      950828  05
TX PORTRAIT 30  X85 COKEFIELD, GLEN          941017  05
TX PORTRAIT 30  X85 HUGHES, BRENT W          950310  05
TX PORTRAIT 30  X87 GRIFFIN, MAVIS O         941114  02
TX PORTRAIT 30  X87 TALLAS, CHAD D           941017  02
TX PORTRAIT 30  X87 ADAMS, SHAWN L           960227  02
TX PORTRAIT 30  X87 ANNARIND, ANDREA R       950925  05
TX PORTRAIT 30  X87 MARINCE, CHARLES D       951212  05
TX PORTRAIT 30  X87 SNOW, WILLIAM S          950816  05
TX PORTRAIT 30  X87 TORSKE, SHAUN W          950926  05
TX PORTRAIT 30  X87 BUTLER, KERI             960205  08
TX PORTRAIT 30  X87 JACKSON, CURTIS          960409  08

                                             SCHEDULES 5.1.20 (b)

         COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
TX PORTRAIT 30  X89 KINSEY, MELISSA B        930510  02
TX PORTRAIT 30  X89 WATTS, LISA              940202  05
TX PORTRAIT 30  X89 JAQUEZ, ROBERT A         960311  05
TX PORTRAIT 30  X95 EAST, BILL G             931208  02
TX PORTRAIT 30  X95 NEAL, THERESA            940805  05
TX PORTRAIT 30  X95 STEPHENS, JAY W          931019  05
TX PORTRAIT 30  X95 CALHOUN, GREGORY H       960221  05
TX PORTRAIT 30  X95 SMITH, RICHARD TRAD      960408  05
TX PORTRAIT 30  X95 WILSON, LOU ANN          960306  08
TX PORTRAIT 30  X95 KIFER, KEVIN R           950125  25

            TOTAL COUNT    274



EMPLOYEE STATUS (ST) KEY

01          OFFICER
02          ACTIVE SALARIED
22          DISABILITY SALARIED
42          LOA SALARIED
05          ACTIVE FT HOURLY
25          DISABILITY FT HOURLY
45          LOA FT HOURLY
08          ACTIVE PT HOURLY
28          DISABILITY PT HOURLY
48          LOA PT HOURLY
0D          ACTIVE FT COMMISSION ONLY

                                  SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
COFFIN, STEPHEN             $95,000.00              EXEC VP OPERATIONS
MARION, SANDRA R            $26,399.88   $12.6923   FINANCIAL ANALYST
CHIKLY, PASCALE I.          $36,318.88   $17.4610   TRAINING AND SAFETY MGR
GOLIGHTLY, GEORGIA A        $25,708.80   $12.3600   COORDINATOR
SCHERMESSER, CHERYL L       $20,896.72   $10.0465   PAYROLL CLERK
ACUP, LUZ Z                 $17,680.00    $8.5000   CLERICAL ASSISTANT
DOWLING, TAMMY L            $24,076.00   $11.5750   DEPT SECRETARY
PERKINS, MARY A             $26,468.00   $12.7250   EXECUTIVE SECRETARY
FRANKLIN, CASSANDRA K       $11,960.00    $5.7500   TEMPORARY
GILLESPIE, DAVID            $47,300.00   $22.7405   DISTRICT MANAGER
GREEN JR, CARLTON           $40,000.00   $19.2308   DISTRICT MANAGER
SIAVOSHY, MOHAMMAD B        $46,000.00   $22.1155   DISTRICT MANAGER
CAPOZZOLI, JEROME           $44,350.00   $21.3220   NATIONAL MGR IMAGE EXPL
PILKINGTON, FREDERICK M     $39,000.00   $18.7500   DISTRICT MANAGER
WITT, RICHARD D             $24,720.00   $11.8845   STORE MANAGER
FARIAS, JOSE                $19,344.00    $9.3000   ASST STORE MANAGER-HOURLY
CORTEZ, SERGIO A            $16,016.00    $7.7000   PRODUCTION ASSOCIATE-FULL TIME
CASTILLO, JOE L             $25,600.00   $12.3078   STORE MANAGER
THOMAS ANTHONY              $15,600.00    $7.5000   SALARY MARKETING REP
BLUE, DAVID M               $14,352.00    $6.9000   PROD SUPERVISOR-FULL TIME
BRACAMONTE, MANUEL TAUSO    $22,276.80   $10.7100   ASST STORE MANAGER-HOURLY
CORNELL, CARL ROBERT        $17,680.00    $8.5000   DRIVER/CO VEHICLE-FULL TIME
JANES, AMNESTY A             $9,360.00    $6.0000   GREETER/CASHIER-PART TIME
LOPEZ, ROBERT THOMAS         $9,360.00    $6.0000   PRODUCTION ASSOCIATE-PART TIME
OSKUIE, KAMBIZ              $31,000.00   $14.9038   STORE MANAGER
NGUYEN, HOAI V              $14,456.00    $6.9500   PRODUCTION ASSOCIATE-FULL TIME
LANGFORD, LORENE            $16,057.60    $7.7200   CUSTOMER ASSISTANT-FULL TIME
THACH, JOHNNY C             $23,836.80   $11.4600   PRODUCTION ASSOCIATE-FULL TIME
MUNCADA, RHAMESIS B         $22,505.60   $10.8200   DESK TOP FULL TIME
D AGUILA, LEONARDO B        $19,718.40    $9.4800   DRIVER/CO VEHICLE-FULL TIME

                                  SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
ISIP, KENNETH L             $15,683.20    $7.5400   CUSTOMER ASSISTANT-FULL TIME
FAGHIH, DINOUJE DAN         $10,842.00    $6.9500   GREETER/CASHIER-PART TIME
GAGE, SHELDON R             $11,544.00    $7.4000   DESK TOP PART TIME
UBANDO, JOHN                $11,700.00    $7.5000   PRODUCTION ASSOCIATE-PART TIME
CYRUS, BEHZAD               $10,920.00    $7.0000   CUSTOMER ASSISTANT-PART TIME
GREENE, PHILIP J            $15,600.00    $7.5000   SALARY MARKETING REP
OSKUIE, ROXANA              $24,700.00   $11.8750   STORE MANAGER
SAMPSON, ROSHAWNDA L        $14,934.40    $7.1800   PROD SUPERVISOR-FULL TIME
FOGLESONG, KONRAD B         $16,640.00    $8.0000   DRIVER/CO VEHICLE-FULL TIME
MOX, EDITH V                $18,200.00    $8.7500   ASST STORE MANAGER-HOURLY
MILLIKEN, MELLANIE P        $10,842.00    $6.9500   GREETER/CASHIER-PART TIME
THACH, THAI Q D             $10,842.00    $6.9500   PRODUCTION ASSOCIATE-PART TIME
ROBLES, ROY                 $10,842.00    $6.9500   PRODUCTION ASSOCIATE-PART TIME
DAVIS, KATHY L              $25,000.00   $12.0193   STORE MANAGER
FLORIO, ELIZABETH H         $18,720.00    $9.0000   ASST STORE MANAGER-HOURLY
ZEHDER, MICHAEL D           $17,680.00    $8.5000   PRODUCTION ASSOCIATE-FULL TIME
BETTCHER, JOYCE A           $10,920.00    $7.0000   PRODUCTION ASSOCIATE-PART TIME
BETTCHER, MARLENE           $11,310.00    $7.2500   PRODUCTION ASSOCIATE-PART TIME
TAMADA, DAN L               $30,825.00   $14.8198   STORE MANAGER
PATEL, NOORUDDIN B          $18,720.00    $9.0000   PROD SUPERVISOR-FULL TIME
VALENTINE, ERICH J          $21,216.00   $10.2000   ASST STORE MANAGER-HOURLY
GREGOIRE, ROBERT W          $15,600.00    $7.5000   DRIVER/CO VEHICLE-FULL TIME
PARUNGAO, ONASSIS           $11,310.00    $7.2500   CUSTOMER ASSISTANT-PART TIME
VALIANI, RAHIM S            $10,951.20    $7.0200   GREETER/CASHIER-PART TIME
HOPKINS, BRADY              $24,400.00   $11.7308   STORE MANAGER
REHMATULLAH, RAHIM          $15,080.00    $7.2500   PRODUCTION ASSOCIATE-FULL TIME
GEHRUNG JR, DANNY CAMERO     $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
SOUDBAKHSH, ASHKAN          $39,191.00   $18.8418   STORE MANAGER
LOWY, ROBERT                $31,000.00   $14.9038   SALARY MARKETING REP
KOHN, GAIL H                $26,000.00   $12.5000   ASST STORE MANAGER-SALARIED

                                  SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
RODRIGUEZ, HECTOR A         $23,695.95   $11.3923   ASST STORE MANAGER-SALARIED
REYNOSO, ROBERT             $17,222.40    $8.2800   PROD SUPERVISOR-FULL TIME
DANELIAN, ROUBIK G          $19,739.20    $9.4900   PRODUCTION ASSOCIATE-FULL TIME
MORIYA, SUSAN K             $15,204.80    $7.3100   GREETER/CASHIER-FULL TIME
MCKOWN, DREW B              $17,056.00    $8.2000   PRODUCTION ASSOCIATE-FULL TIME
KERMANSHAHI, SOHEIL         $15,683.20    $7.5400   PRODUCTION ASSOCIATE-FULL TIME
RODRIGUEZ, MARCO V          $16,640.00    $8.0000   PROD SUPERVISOR-FULL TIME
AGURTO, PAULINA S           $12,792.00    $6.1500   PRODUCTION ASSOCIATE-FULL TIME
MKHOIAN, NAZARET            $15,620.80    $7.5100   PROD SUPERVISOR-FULL TIME
TORRES, ANA Y               $15,620.80    $7.5100   GREETER/CASHIER-FULL TIME
HERNANDEZ, BOANERGES         $9,547.20    $6.1200   CUSTOMER ASSISTANT-PART TIME
VELASQUEZ, HERNAN R         $13,993.20    $8.9700   CUSTOMER ASSISTANT-PART TIME
MANCIA-PENA, JORGE ANTON     $9,796.80    $6.2800   CUSTOMER ASSISTANT-PART TIME
LUNA, ALBERT P              $15,516.80    $7.4600   DRIVER/CO VEHICLE-FULL TIME
LINDSTROM, JOHN W           $27,000.00   $12.9808   STORE MANAGER
GHAYOOR, KAMBIZ             $15,600.00    $7.5000   SALARY MARKETING REP
RIVERA, GERARDO             $14,560.00    $7.0000   DRIVER/CO VEHICLE-FULL TIME
YANEZ, MARIA C              $19,468.80    $9.3600   CUSTOMER ASSISTANT-FULL TIME
TRUJILLO, MIGUEL            $19,177.60    $9.2200   PRODUCTION ASSOCIATE-FULL TIME
BOROUMAND, STEVE            $10,530.00    $6.7500   PRODUCTION ASSOCIATE-PART TIME
FAKHAR, MANI                $11,216.40    $7.1900   PRODUCTION ASSOCIATE-PART TIME
ESKANDARI, SAM              $12,558.00    $8.0500   CUSTOMER ASSISTANT-PART TIME
ASSAD, IMAN                 $27,500.00   $13.2213   STORE MANAGER
SOLIMAN, GILBERT O          $20,592.00    $9.9000   PROD SUPERVISOR-FULL TIME
SMITH, SEAN G               $14,456.00    $6.9500   DRIVER/CO VEHICLE-FULL TIME
MOTA JR, CLAUDIO            $20,571.20    $9.8900   ASST STORE MANAGER-HOURLY
ABDUL, SAMI                 $21,257.60   $10.2200   PROD SUPERVISOR-FULL TIME
PALACIOS, OSCAR M           $17,825.60    $8.5700   PRODUCTION ASSOCIATE-FULL TIME
ALFARO, JOSE A              $20,966.40   $10.0800   PRODUCTION ASSOCIATE-FULL TIME
ZOLEYKHAEIAN, PEDRAN         $7,800.00    $5.0000   PRODUCTION ASSOCIATE-PART TIME

                                     SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
ROSALES, RAUL               $10,296.00    $6.6000   PRODUCTION ASSOCIATE-PART TIME
SIMS, PAMELA L              $10,795.20    $6.9200   PRODUCTION ASSOCIATE-PART TIME
THOMPSON, CAMERON           $10,467.60    $6.7100   PRODUCTION ASSOCIATE-PART TIME
YOUNG, JEFFREY C             $9,999.60    $6.4100   PRODUCTION ASSOCIATE-PART TIME
MORADI, MARJAN              $31,750.00   $15.2645   STORE MANAGER
FRAUSTO, JOSE L             $16,910.40    $8.1300   ASST STORE MANAGER-HOURLY
GUERRERO, EDWARD T          $14,164.80    $6.8100   PRODUCTION ASSOCIATE-FULL TIME
GLASS, LATASHA R            $21,320.00   $10.2500   ASST STORE MANAGER-HOURLY
RAMIREZ, CLARENCE E.         $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
FANUCCHI, SERGIO A          $11,310.00    $7.2500   DRIVER/CO VEHICLE-PART TIME
DURAN, RAUL                 $24,105.00   $11.5890   STORE MANAGER
PAULSEN, KIM L              $16,723.20    $8.0400   PRODUCTION ASSOCIATE-FULL TIME
GARCES, JULIO               $13,249.60    $6.3700   DRIVER/OWN VEHICLE-FULL TIME
JONES, LAWRENCE             $28,770.00   $13.8318   STORE MANAGER
COMPASS, STEPHEN A          $20,800.00   $10.0000   SALARY MARKETING REP
AVENDANO, JUAN C            $15,600.00    $7.5000   PRODUCTION ASSOCIATE-FULL TIME
HOLSTON, CEDRIC B           $10,530.00    $6.7500   DRIVER/OWN VEHICLE-PART TIME
CHISOLM, SHAUN H            $10,530.00    $6.7500   DELIVERY PERSON-PART TIME
LACAYO, CLAUDIA             $12,480.00    $8.0000   DESK TOP PART TIME
JACKSON, DARRIN G           $10,920.00    $7.0000   PRODUCTION ASSOCIATE-PART TIME
RAJAI, PEYMAN               $27,300.00   $13.1250   STORE MANAGER
SMITH, MATTHEW              $20,800.00   $10.0000   SALARY MARKETING REP
CLAVIJO, GUILLERMO DAMIE    $15,891.20    $7.6400   DRIVER/OWN VEHICLE-FULL TIME
WEI, OSCAR                  $17,014.40    $8.1800   ASST STORE MANAGER-HOURLY
WEEGER, MONICA K            $26,700.00   $12.8365   STORE MANAGER
YEHYA, AMBER                $24,648.00   $11.8500   ASST STORE MANAGER-HOURLY
BROWN, BENJAMIN A           $16,640.00    $8.0000   PRODUCTION ASSOCIATE-FULL TIME
EDWARDS, JAY                $13,182.00    $8.4500   PRODUCTION ASSOCIATE-PART TIME
YAMAMOTO, SASHA              $9,422.40    $6.0400   CUSTOMER ASSISTANT-PART TIME
CLARK, LAGINA               $33,000.00   $15.8655   STORE MANAGER

                                    SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
HUMPHRIES, JASON T          $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
LEON-GUERRERO, PETER P      $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
THE, MEIKE L                $20,800.00   $10.0000   ASST STORE MANAGER-HOURLY
BOONMA, JEFF K              $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
AGUON, JEREMY V D           $14,040.00    $6.7500   CUSTOMER ASSISTANT-FULL TIME
PAPPAS, GEORGE              $14,445.60    $9.2600   CUSTOMER ASSISTANT-PART TIME
ISLEY, CHRISTOPHER A        $10,920.00    $7.0000   PRODUCTION ASSOCIATE-PART TIME
KELLER, MARCUS              $11,310.00    $7.2500   CUSTOMER ASSISTANT-PART TIME
GRONAU, BRIAN W             $21,008.00   $10.1000   ASST STORE MANAGER-HOURLY
LUBRANO, RICHARD A          $27,600.00   $13.2693   STORE MANAGER
HILT, JOHN J                $21,630.00   $10.3990   ASST STORE MANAGER-SALARIED
BYLAND, PATRICK L           $14,560.00    $7.0000   PRODUCTION ASSOCIATE-FULL TIME
COMBS, CRIS E               $18,096.00    $8.7000   PRODUCTION ASSOCIATE-FULL TIME
MILLAN, MANUEL A            $17,680.00    $8.5000   DRIVER/CO VEHICLE-FULL TIME
SHEAFF, CHARLES R           $17,680.00    $8.5000   PRODUCTION ASSOCIATE-FULL TIME
GOODWIN, PATRICK            $11,544.00    $7.4000   CUSTOMER ASSISTANT-PART TIME
USEDOM, SUZETTE L           $24,000.00   $11.5385   STORE MANAGER
GROSS, WAYMON W             $18,200.00    $8.7500   PRODUCTION ASSOCIATE-FULL TIME
HAWKE, ELIZABETH SUE         $8,580.00    $5.5000   CUSTOMER ASSISTANT-PART TIME
SARNO, ANTHONY J            $26,000.00   $12.5000   SALARY MARKETING REP
HARPER, MARY                $29,000.00   $13.9423   STORE MANAGER
REED, KEVIN                 $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
DANKER, GEOFFREY            $21,840.00   $10.5000   DESK TOP FULL TIME
QUACH, HAI                  $23,816.00   $11.4500   ASST STORE MANAGER-HOURLY
HIRSCHFELDER, PALMA         $20,000.00    $9.6155   ASST STORE MANAGER-SALARIED
LEWIS, NORA R               $27,000.00   $12.9808   STORE MANAGER
HOWARD, FREDRICK            $22,755.20   $10.9400   DRIVER/CO VEHICLE-FULL TIME
HORSMAN, SHAWN M            $16,931.20    $8.1400   PROD SUPERVISOR-FULL TIME
LARA, VERONICA              $13,520.00    $6.5000   PRODUCTION ASSOCIATE-FULL TIME
05CMENS, SHARON L           $16,057.60    $7.7200   PROD SUPERVISOR-FULL TIME

                                         SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
LAURY, MUSTAFA              $10,140.00    $6.5000   PRODUCTION ASSOCIATE-PART TIME
RUSK, MARK A                $10,842.00    $6.9500   CUSTOMER ASSISTANT-PART TIME
SOLARIO, MARK               $10,140.00    $6.5000   PRODUCTION ASSOCIATE-PART TIME
TOKUDA, ANDREW H            $22,000.00   $10.5770   ASST STORE MANAGER-SALARIED
GOOSHEH, MEHRDAD H          $36,000.00   $17.3078   STORE MANAGER
FRANTZ, SANDHYA M           $15,537.60    $7.4700   CUSTOMER ASSISTANT-FULL TIME
ZAPATA, ROBERT P            $16,640.00    $8.0000   PROD SUPERVISOR-FULL TIME
PARRISH, DARRELL C          $18,428.80    $8.8600   DRIVER/CO VEHICLE-FULL TIME
LARA, MARICELA              $16,640.00    $8.0000   PROD SUPERVISOR-FULL TIME
KIANI, HAMID                $15,080.00    $7.2500   PROD SUPERVISOR-FULL TIME
RODRIGUEZ, ABEL             $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
KAMELI, AMIR BABAK          $13,000.00    $6.2500   PRODUCTION ASSOCIATE-FULL TIME
GARNETT, BERNARD E          $11,778.00    $7.5500   CUSTOMER ASSISTANT-PART TIME
CHASE, LOREN                 $8,970.00    $5.7500   CUSTOMER ASSISTANT-PART TIME
COE, DAVID                  $10,452.00    $6.7000   GREETER/CASHIER-PART TIME
SABERI, MASOUD               $9,750.00    $6.2500   CUSTOMER ASSISTANT-PART TIME
COLE, STEPHANIE              $9,750.00    $6.2500   CUSTOMER ASSISTANT-PART TIME
KEARSE, TERESA M             $9,547.20    $6.1200   GREETER/CASHIER-PART TIME
COSSEN, ERIN                 $9,750.00    $6.2500   GREETER/CASHIER-PART TIME
ABDELAZIZ, MONA N            $9,640.80    $6.1800   GREETER/CASHIER-PART TIME
FALLENBAUM, NINA K           $9,360.00    $6.0000   GREETER/CASHIER-PART TIME
MANNING, ERIC D             $12,792.00    $6.1500   COMM PROD ASSOCIATE-FULL TIME
SALAZAR, ELMER T            $25,500.00   $12.2595   STORE MANAGER
EILAND, BRIAN MICHAEL       $26,000.00   $12.5000   SALARY MARKETING REP
HAWKINS, TIFFANY            $16,452.80    $7.9100   CUSTOMER ASSISTANT-FULL TIME
DAVIDSON, RUSSELL J         $18,033.60    $8.6700   ASST STORE MANAGER-HOURLY
NICHOLLS, HEATHER E         $10,530.00    $6.7500   PRODUCTION ASSOCIATE-PART TIME
CRUZ, NELSON                 $8,970.00    $5.7500   PRODUCTION ASSOCIATE-PART TIME
RUIZ, DANIELLA M             $8,190.00    $5.2500   PRODUCTION ASSOCIATE-PART TIME
NEVES, TONIA                 $8,751.60    $5.6100   PRODUCTION ASSOCIATE-PART TIME

                                          SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
DILL, WILLIAM P             $26,000.00   $12.5000   STORE MANAGER
RYAN, STEPHANY              $14,934.40    $7.1800   CUSTOMER ASSISTANT-FULL TIME
WEILER, KRISTI              $15,080.00    $7.2500   CUSTOMER ASSISTANT-FULL TIME
ROSEN, GREGORY J            $18,969.60    $9.1200   ASST STORE MANAGER-HOURLY
KURTZ, WOLFGANG E           $22,063.00   $10.6073   STORE MANAGER
VICK, TREASA L              $11,731.20    $5.6400   CUSTOMER ASSISTANT-FULL TIME
HARRIS, YOLANDA             $17,742.40    $8.5300   ASST STORE MANAGER-HOURLY
CRACCHIOLO, MICHAEL A       $13,436.80    $6.4600   PROD SUPERVISOR-FULL TIME
ARECHEDERRA, MARILYN J      $36,600.00   $17.5963   STORE MANAGER
PITCHER, ASHLEY             $11,440.00    $5.5000   CUSTOMER ASSISTANT-FULL TIME
BARTLETT, J MICHAEL         $20,800.00   $10.0000   ASST STORE MANAGER-HOURLY
WANNOW, IRENE J             $19,198.40    $9.2300   PROD SUPERVISOR-FULL TIME
QUICK, SAMANTHA F           $14,934.40    $7.1800   CUSTOMER ASSISTANT-FULL TIME
SCOTT, PATRICK              $14,560.00    $7.0000   DRIVER/OWN VEHICLE-FULL TIME
BLACKWELL, KEITH W.         $14,560.00    $7.0000   DESIGNER FT HOURLY
TIGGES, STEPHEN CHARLES     $17,742.40    $8.5300   PROD SUPERVISOR-FULL TIME
ARECHEDERRA, ALEJO J        $15,558.40    $7.4800   PRODUCTION ASSOCIATE-FULL TIME
WEIDLE, TERESA ANN          $16,473.60    $7.9200   CUSTOMER ASSISTANT-FULL TIME
HAWLEY, RONALD A             $9,188.40    $5.8900   CUSTOMER ASSISTANT-PART TIME
HUELS, TRACY A               $9,188.40    $5.8900   PRODUCTION ASSOCIATE-PART TIME
KASSMAN, BOBBIE A           $21,852.00   $10.5058   ASST STORE MANAGER-SALARIED
DELOACH, DAVID M            $29,000.00   $13.9423   SALARY MARKETING REP
JOYCE, KENNETH V            $25,500.00   $12.2595   STORE MANAGER
DILL, JASON E               $17,284.80    $8.3100   ASST STORE MANAGER-HOURLY
BORGARD, GREGORY            $13,000.00    $6.2500   PRODUCTION ASSOCIATE-FULL TIME
FISCHER, JOSEPH W JR        $15,454.40    $7.4300   PRODUCTION ASSOCIATE-FULL TIME
WOOD, SONYA MAY             $12,480.00    $6.0000   PRODUCTION ASSOCIATE-FULL TIME
BAILEY, MIKE                 $8,580.00    $5.5000   PRODUCTION ASSOCIATE-FULL TIME
HEITHAUS, JOHN D             $9,999.60    $6.4100   PRODUCTION ASSOCIATE-PART TIME

                                         SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
DELAFUENTA, MARK             $8,580.00    $5.5000   PRODUCTION ASSOCIATE-PART TIME
HEITHAUS, PAUL               $9,999.60    $6.4100   PRODUCTION ASSOCIATE-PART TIME
DALTON, JAMES K             $12,760.80    $8.1800   DRIVER/CO VEHICLE-PART TIME
PRINGLE, E REBECCA          $23,400.00   $11.2500   PROD SUPERVISOR-FULL TIME
HAYES, KEVIN                $28,000.00   $13.4615   SALARY MARKETING REP
HODGES, KATHARINE A         $33,000.00   $15.8655   STORE MANAGER
CADIZ, ALBERT C             $20,963.38   $10.0785   DESIGNER FT SAL
PAULSEN, ERIC               $21,840.00   $10.5000   PROD SUPERVISOR-FULL TIME
KRUEGER, RENEE              $15,080.00    $7.2500   DESIGNER FT HOURLY
YU, JEANIE                  $13,000.00    $6.2500   DESIGNER FT HOURLY
SCHMIDT, LESLIE S            $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
WILLIAMS, R SCOTT           $44,000.00   $21.1538   DISTRICT MANAGER
DIXON, MELISSA L            $21,500.00   $10.3365   STORE MANAGER
STEPHENS, DONALD             $9,360.00    $6.0000   PRODUCTION ASSOCIATE-PART TIME
MOULDER, PATRICIA ANN       $21,500.00   $10.3365   STORE MANAGER
BERGER, NEIL A              $14,456.00    $6.9500   PRODUCTION ASSOCIATE-FULL TIME
DORSEY, HARDY K              $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
OSMAN, KHAHIL               $22,000.00   $10.5770   STORE MANAGER
RIDDLE, DEANA L             $26,500.00   $12.7405   STORE MANAGER
MANUEL, ANTHONY             $13,520.00    $6.5000   DRIVER/OWN VEHICLE-FULL TIME
HODGEN, AARON  A            $17,680.00    $8.5000   ASST STORE MANAGER-HOURLY
JONES JR, JAMES B           $24,000.00   $11.5385   STORE MANAGER
LOVE, DAWANNA L             $13,000.00    $6.2500   PRODUCTION ASSOCIATE-FULL TIME
BERRY, DONNA L              $17,160.00    $8.2500   ASST STORE MANAGER-HOURLY
RAY, SHERYL A               $27,000.00   $12.9808   STORE MANAGER
SMITH, SERENA               $15,080.00    $7.2500   PRODUCTION ASSOCIATE-FULL TIME
MALLORY, ANDREA PATRICE     $18,200.00    $8.7500   ASST STORE MANAGER-HOURLY
CASH, DAVID                 $16,120.00    $7.7500   DRIVER/CO VEHICLE-FULL TIME
GRANT, RICHARD              $10,639.20    $6.8200   PRODUCTION ASSOCIATE-PART TIME
GRAHAM, GLENN C             $26,000.00   $12.5000   STORE MANAGER

                                        SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
DUNN, CHRISTINE C           $26,700.00   $12.8365   ACCOUNT EXEC SALARIED FT
PLETCHER, DICK              $20,280.00    $9.7500   ASST STORE MGR TRN-HOURLY
HUGGETT, PAUL H             $23,337.60   $11.2200   PROD SUPERVISOR-FULL TIME
HALL USHER, JUNE            $14,851.20    $7.1400   PRODUCTION ASSOCIATE-FULL TIME
MORRIS, KELLEY REGEANA      $17,867.20    $8.5900   PRODUCTION ASSOCIATE-FULL TIME
RIEKKI, NICOLE M            $11,029.20    $7.0700   PRODUCTION ASSOCIATE-PART TIME
DECKER, RANDALL C           $35,000.00   $16.8270   DISTRICT MANAGER
EVRARD, DAVID C             $22,000.00   $10.5770   STORE MANAGER
CANNON, DELOIS F            $13,520.00    $6.5000   PRODUCTION ASSOCIATE-FULL TIME
YBARRA, KATRINA A           $15,080.00    $7.2500   PRODUCTION ASSOCIATE-FULL TIME
MORALE, BARBARA L           $22,062.60   $10.6070   STORE MANAGER
MOLINA, GENE D              $18,636.80    $8.9600   ASST STORE MANAGER-HOURLY
BUTTERWORTH, ROY B          $25,000.00   $12.0193   STORE MANAGER
FLOWERS, ALAN GLENN         $15,600.00    $7.5000   PRODUCTION ASSOCIATE-FULL TIME
COKEFIELD, GLEN             $16,286.40    $7.8300   PRODUCTION ASSOCIATE-FULL TIME
HUGHES, BRENT W             $17,680.00    $8.5000   ASST STORE MANAGER-HOURLY
GRIFFIN, MAVIS O            $24,000.00   $11.5385   STORE MANAGER
TALLAS, CHAD D              $15,600.00    $7.5000   SALARY MARKETING REP
ADAMS, SHAWN L              $25,000.00   $12.0193   SALARY MARKETING REP
ANNARIND, ANDREA R          $14,040.00    $6.7500   PRODUCTION ASSOCIATE-FULL TIME
MARINCE, CHARLES D          $17,680.00    $8.5000   PROD SUPERVISOR-FULL TIME
SNOW, WILLIAM S             $16,640.00    $8.0000   ASST STORE MANAGER-HOURLY
TORSKE, SHAUN W             $14,040.00    $6.7500   DRIVER/CO VEHICLE-FULL TIME
BUTLER, KERI                 $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
JACKSON, CURTIS             $13,260.00    $8.5000   PRODUCTION ASSOCIATE-PART TIME
KINSEY, MELISSA B           $27,117.72   $13.0373   STORE MANAGER
WATTS, LISA                 $17,680.00    $8.5000   ASST STORE MANAGER-HOURLY
JAQUEZ, ROBERT A            $14,560.00    $7.0000   PRODUCTION ASSOCIATE-FULL TIME
EAST, BILL G                $27,500.00   $13.2213   STORE MANAGER
NEAL, THERESA               $16,598.40    $7.9800   PRODUCTION ASSOCIATE-FULL TIME

                                  SCHEDULES 5.1.20 (b)

                      COPY SERVICE DIVESTITURE - EMPLOYEES (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
STEPHENS, JAY W             $20,280.00    $9.7500   ASST STORE MANAGER-HOURLY
CALHOUN, GREGORY H          $15,080.00    $7.2500   DRIVER/CO VEHICLE-FULL TIME
SMITH, RICHARD TRAD         $18,096.00    $8.7000   PRODUCTION ASSOCIATE-FULL TIME
WILSON, LOU ANN             $10,374.00    $6.6500   PRODUCTION ASSOCIATE-PART TIME
KIFER, KEVIN R              $14,144.00    $6.8000   PRODUCTION ASSOCIATE-FULL TIME


     TOTAL ANNUAL WAGES  $5,012,324.73








The following executives, material to the Business, will terminate their employment in the Business on or prior to the Closing Date:

                                             Ted deBuhr
                                             Marty Malloy

                                              SCHEDULE 5.1.20 (d)


                   PERSONNEL POLICIES/EXCEPTIONS

(I) Written personnel policies are set forth in the Supervisor's Handbook which was previously provided.
      The following handbooks are on file: Policies and Procedures Manual, Safety Manual, and Training Manual.

(ii)  None

(iii) None

(iv)  None

(v) The following is a list of charges pending before the Equal Employment Opportunity Commission (or state or local enforcement agencies) and arising from operation of the Business.

   CASE           DATE FILED      ALLEGATION       STATUS
Wusu (X55)      March 13, 1996  Discrimination  Response mailed
 v.                             based on RACE   overnight
CPI Corp                        and ACCENT.     April 25, 1996
(Copy Service)

Cokefield (X85) Sept. 12, 1995  Discrimination  Pending;waiting
 v.                             based on RACE.  for decision
CPI Corp.                                       from EEO Office
(Copy Service)

Axelrod (X75)   Jan. 28, 1995   Discrimination  Pending;waiting
 v.                             based on        for decision
CPI Corp.                       HANDICAP        from EEO Office
(Copy Service)

Seale (X54)     June 23, 1993   Discrimination  Pending;waiting
 v.                             based on SEX/   for decision
CPI Corp.                       FEMALE          from EEO Office
(Copy Service)


                                            SCHEDULE 5.1.21 (a)


                          EMPLOYEE PLANS

The following Employee Plans are "employee pension benefit plans" as defined in Section 3(2) of ERISA:

   CPI Employee Profit Sharing Plan & Trust
   CPI Retirement Plan*
   CPI Deferred Compensation and Stock Appreciation Rights Plan
   CPI Corp. Key Executive Deferred Compensation Plan


* Subject to Title IV of ERISA

                                              SCHEDULE 5.1.21 (b)


                     EMPLOYEE PLAN EXCEPTIONS


(I)   None

(ii)  None

                                           SCHEDULE 5.1.21 (e)


                   EMPLOYEE PLAN PROCEEDINGS


None

                                            SCHEDULE 5.1.21 (f)


                           RETIREE PLANS


(I)    None

(ii)   None

                                            SCHEDULE 5.1.21 (g)


             TRANSACTION IMPACT ON EMPLOYEE PLANS

(i) Employees with five (5) years or more of service with the Seller or Parent are entitled to payment of vested pension benefits. If the total benefit is greater than $3,500 and less than $10,000, payment will be made upon written request by the employee. If the total vested value is less than $3,500, the Seller will instruct the trustee to issue payment to the employee. Benefits that have an aggregate value greater than $10,000 will become payable at regular retirement age.

     Severance payments will become due to Employees of the Business not hired by Purchaser and not placed in other employment by Seller or Parent.

(ii) CPI Corp. Employees' Profit Sharing Plan account balances greater than $3,500 will be made pursuant to the instruction of the participant. Accrued benefits valued at less than $3,500 will be paid as set forth in the plan.

                                                  SCHEDULE 5.1.22


                          LITIGATION


The only pending litigation relating to the Business is PATON V
COPYMAT.  Case Number 756281-1 filed in the Superior Court of
California, County of Alameda.

Plaintiff alleges damages based on a fall at X70 on April 7, 1995. This litigation is not expected to have a material adverse effect on the Business.

                          EEOC CASES

Following is a list of pending or threatened discrimination claims.

CASE               DATE              ALLEGATION     STATUS
                   FILED
Cokefield(X85)  September 12,1995  Discrimination Pending;waiting
   v.                              based on RACE. for decision
CPI Corp.                                         from EEO Office
(Copy Service)

Axelrod (X75)   January 28, 1995   Discrimination Pending;waiting
   v.                              based on       for decision
CPI Corp.                          HANDICAP       from EEO Office
(Copy Service)

Seale (X54)     June 23, 1993      Discrimination Pending;waiting
   v.                              on SEX/FEMALE  for decision
CPI Corp.                                         from EEO Office
(Copy Service)

Wusu (X55)      March 13, 1996     Discrimination Response due
   v.                              on RACE and    April 26, 1996.
CPI Corp.                          ACCENT.        Mailed
(Copy Service)                                    overnight
                                                  April 25, 1996.


                                                SCHEDULE 5.1.23


     REQUIRED LICENSES FOR COPYMAT LOCATIONS IN CALIFORNIA

Loc.#        Type        Taxing Jurisdiction         License #
51X51  Business License  Los Angeles County          641639-93
51X51  Police Permit     Los Angeles County          641639-93

51X52  Business License  Los Angeles County          652915-03
51X52  Police Permit     Los Angeles County          652915-03

51X53  Business License  City of Oakland             394408

51X56  Business License  San Francisco City & Cnty   171240-005

51X58  Business License  San Francisco City & Cnty   171240-004

51X60  Business License  City of Santa Clara         029233

51X61  Business License  City of Concord             23754

51X62  Business License  Los Angeles County          652916-04
51X62  Police Permit     Los Angeles County          652916-04
51X62  Business License  Westwood BID                652916

51X63  Business License  Los Angeles County          652922-02

51X64  Business License  Los Angeles County          652921-01

51X66  Business License  San Francisco Cty & Cnty    171240-002

51X67  Business License  City of San Jose            060845196

51X68  Business License  City of Sunnyvale           00017081

51X69  Business License  City of Berkeley            95-20086

51X70  Business License  City of Berkeley            95-20085

51X71  Business License  City of Sunnyvale           00013557

51X72  Business License  City of Cupertino           9037

51X79  Business License  City of San Leandro         9250

51X84  Business License  City of El Segundo          9451


                                                SCHEDULE 5.1.23

REQUIRED LICENSES FOR COPYMAT LOCATIONS IN CALIFORNIA (continued)

Loc.#        Type        Taxing Jurisdiction         License #
51X88  Business License  City of Santa Monica        065963 0

51X92  Business License  Los Angeles County          256633-88


Sales Tax Number for all CopyMat Locations - SY OHA 30-681636
(No certificates needed)

Local alarm license required for some locations: Dallas &
Richardson in Texas and Concord and Los Angeles in California.



REQUIRED LICENSES FOR COPY USA LOCATIONS IN MISSOURI

Loc.#        Type        Taxing Jurisdiction         License #
Home Off Business License  City of Saint Louis       LC4116800

51X74    Business License  City Clayton

51X75    Business License  City of Chesterfield

51X76    Business License  City of Maryland Hgts


Sales Tax Number for all Copy USA Locations - 1108 1040 (No certificates needed)



REQUIRED LICENSES FOR COPY USA LOCATIONS IN TEXAS

Sales Tax Number for Copy USA Locations in Texas -
1-43-1478622-0 (No certificates needed)

No Business Licenses Required in State of Texas

Local alarm license required

                                                  SCHEDULE 5.1.24


                     ENVIRONMENTAL MATTERS


(e)(i) Environmental Laws - Occupational Safety and Health Act

     CPI Copy Services, Inc. d/b/a CopyMat (X92), 1509 Ventura
     Blvd., Sherman Oaks, CA

     The California Division of Occupational Safety and Health (Cal-OSHA) issued three Citations in January 1993 for alleged general violations of Title 8 of the California Code of Regulations. In July 1993, CopyMat reached a settlement with the California Occupational Safety and Health Appeals Board. In the settlement, Cal-OSHA agreed to withdraw two of the Citations; CopyMat corrected the remaining deficient items.


(g)  Hazardous Waste

     In the following CopyMat stores, Fox Photo, Inc. operates a photofinishing lab (SIC 7384). These Fox Photo facilities generate a hazardous waste, spent photographic fixer, as defined by California Hazardous Waste
     Regulations (Cal. Waste # 541) and/or federal EPA (D011).

     CPI Copy Services, Inc. d/b/a CopyMat (X66), 505 Sansome
     St., Transamerica Center #2, San Francisco, CA

     Fox Photo, Inc. operates a photofinishing lab inside this CopyMat store. A California EPA I.D. number was issued to Fox Photo, Inc. for this site in December 1995. Fox Photo started shipping spent photographic fixer waste off-site February 1996.

     CPI Copy Services, Inc. d/b/a CopyMat (X69), 2980 College
     Ave., Suite #2, Berkeley, CA

     Fox Photo, Inc., operates a photofinishing lab inside this CopyMat location. A California EPA I.D. number was issued to Fox Photo, Inc. in December 1995. Fox Photo is treating the fixer waste on-site under California Tiered Permitting (conditionally exempt - specified wastestream). The treated waste is discharged to the sanitary sewer system under a Wastewater Discharge Permit issued by the East Bay Municipal Utility District.

                                                  SCHEDULE 5.1.24

(h)(i)  Hazardous Materials

     CPI Copy Services, Inc. d/b/a Copy USA (X76), 111 Westport
     Plaza, Suite 123, St. Louis, MO

     Fox Photo, Inc., operates a photofinishing lab inside this Copy USA store. The fixer waste (non RCRA) generated from the photofinishing process is pretreated with silver recovery equipment and discharged to the sanitary sewer system (Metropolitan St. Louis Sewer District). No wastewater discharge permit is required.


     CPI Copy Services, Inc. d/b/a Copy USA (X90), #2 Park
     Place South, Atlanta, GA

     Fox Photo, Inc. operates a photofinishing lab inside this Copy USA store. The fixer waste (non RCRA) generated from the photofinishing process is pretreated with silver recovery equipment and discharged to the sanitary sewer system (City of Atlanta). No wastewater discharge permit is required.


(h)(ii)  Asbestos-Containing Materials (ACM)

     CPI Copy Services, Inc. d/b/a CopyMat (X66), 505 Sansome
     St., Transamerica Center #2, San Francisco, CA

     As required by The California Asbestos Notification Law, the building owner has notified CopyMat that ACM is present in the building. The ACM is present as floor tile adhesive, sub-floor adhesive, sheet flooring, and floor tile. The Notice sent by the building owner states that the ACM in the building is in good condition. The ACM is not located in the leased premises.

                                                  SCHEDULE 5.1.25



                           TAXES


None

                                                    SCHEDULE 6.15


                       MASTER CONTRACTS


CPI Corporation is a parent for the following master contracts:

VEHICLE LEASES/FLEET SERVICES

- - Agreement with GE Capital vehicle leasing and fleet services for the following units:


1.  Unit #976 - 93 Ford Aerostar Van
2.  Unit #1203 - 93 Ford Aerostar Van
3.  Unit #1391 - 94 Ford Escort Wagon
4.  Unit #205 - 93 Ford Aerostar Van
5.  Unit #781 - 94 Ford Escort Wagon
6.  Unit #782 - 94 Ford Escort Wagon
7.  Unit #186 - 94 Ford Aerostar Van
8.  Unit #197 - 93 Ford Aerostar Van
9.  Unit #201 - 93 Ford Aerostar Van
10. Unit #202 - 93 Ford Aerostar Van
11. Unit #783 - 94 Ford Escort Wagon
12. Unit #936 - 93 Ford Aerostar Van
13. Unit #937 - 93 Ford Aerostar Van

FLEET SERVICES ONLY, LEASING CONTRACT WITH WHEELS, INC.

14. Unit #1748 - 94 Ford Escort Wagon
15. Unit #5446 - 90 Ford Aerostar Van
16. Unit #6904 - 90 Ford Aerostar Van

AGREEMENT WITH WHEELS, INC. FOR VEHICLE LEASING FOR THE
FOLLOWING VEHICLES

1.  Unit #1748 - 94 Ford Escort Wagon
2.  Unit #5446 - 94 Ford Aerostar Van
3.  Unit #6904 - 90 Ford Aerostar Van

CPI Copy Services, Inc. Is the parent for the following contract:

EQUIPMENT MAINTENANCE AGREEMENT

- - Agreement with Eastman Kodak Company, dated 7/01/94, National
  Account Contract Terms and Conditions and other Schedules as contained therein.

                                                 SCHEDULE 9.1.(b)

               EMPLOYEES HIRED BY PURCHASER
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         01  X99 COFFIN, STEPHEN          860401  01
CPI         01  X99 MARION, SANDRA R         900326  02
CPI         01  X99 CHIKLY, PASCALE I.       910610  02
CPI         09  Z81 GREEN JR, CARLTON        930919  02
CPI         09  Z82 SIAVOSHY, MOHAMMAD B     880711  02
CPI         09  Z83 CAPOZZOLI, JEROME        940206  02
CPI         09  Z90 PILKINGTON, FREDERICK M  930510  02
CPI         10  X54 WITT, RICHARD D          950601  02
CPI         10  X54 FARIAS, JOSE             940410  05
CPI         10  X54 CORTEZ, SERGIO A         950327  05
CPI         10  X55 CASTILLO, JOE L          931101  02
CPI         10  X55 PAEZ, THOMAS ANTHONY     951102  02
CPI         10  X55 BLUE, DAVID M            950806  05
CPI         10  X55 BRACAMONTE, MANUEL TAUSO 940112  05
CPI         10  X55 CORNELL, CARL ROBERT     950831  05
CPI         10  X55 JANES, AMNESTY A         960226  08
CPI         10  X55 LOPEZ, ROBERT THOMAS     960214  08
CPI         10  X60 OSKUIE, KAMBIZ           910222  02
CPI         10  X60 NGUYEN, HOAI V           950306  05
CPI         10  X60 LANGFORD, LORENE         920420  05
CPI         10  X60 THACH, JOHNNY C          880518  05
CPI         10  X60 MUNCADA, RHAMESIS B      940318  05
CPI         10  X60 D AGUILA, LEONARDO B     940110  05
CPI         10  X60 ISIP, KENNETH L          930907  05
CPI         10  X60 FAGHIH, DINOUJE DAN      950531  08
CPI         10  X60 GAGE, SHELDON R          950811  08
CPI         10  X60 UBANDO, JOHN             950927  08
CPI         10  X60 CYRUS, BEHZAD            950911  08
CPI         10  X67 GREENE, PHILIP J         930904  02
CPI         10  X67 OSKUIE, ROXANA           910917  02
CPI         10  X67 SAMPSON, ROSHAWNDA L     940913  05
CPI         10  X67 FOGLESONG, KONRAD B      930406  05
CPI         10  X67 MOX, EDITH V             940530  05
CPI         10  X67 MILLIKEN, MELLANIE P     950828  08
CPI         10  X67 THACH, THAI Q D          950622  08
CPI         10  X67 ROBLES, ROY              950619  08
CPI         10  X68 DAVIS, KATHY L           950330  02


                                                 SCHEDULE 9.1.(b)

         EMPLOYEES HIRED BY PURCHASER (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         10  X68 FLORIO, ELIZABETH H      960226  05
CPI         10  X68 ZEHDER, MICHAEL D        950705  05
CPI         10  X68 BETTCHER, JOYCE A        951018  08
CPI         10  X68 BETTCHER, MARLENE        950717  08
CPI         10  X71 TAMADA, DAN L            910916  02
CPI         10  X71 PATEL, NOORUDDIN B       910816  05
CPI         10  X71 VALENTINE, ERICH J       930823  05
CPI         10  X71 GREGOIRE, ROBERT W       941017  05
CPI         10  X71 PARUNGAO, ONASSIS        960109  08
CPI         10  X71 VALIANI, RAHIM S         940103  08
CPI         10  X72 HOPKINS, BRADY           951010  02
CPI         10  X72 REHMATULLAH, RAHIM       960401  05
CPI         10  X72 GEHRUNG JR, DANNY CAMERO 960312  08
CPI         11  X51 SOUDBAKHSH, ASHKAN       881017  02
CPI         11  X51 LOWY, ROBERT             910819  02
CPI         11  X51 KOHN, GAIL H             941017  02
CPI         11  X51 RODRIGUEZ, HECTOR A      910425  02
CPI         11  X51 REYNOSO, ROBERT          910312  05
CPI         11  X51 DANELIAN, ROUBIK G       920302  05
CPI         11  X51 MORIYA, SUSAN K          901011  05
CPI         11  X51 MCKOWN, DREW B           920824  05
CPI         11  X51 KERMANSHAHI, SOHEIL      931006  05
CPI         11  X51 RODRIGUEZ, MARCO V       901204  05
CPI         11  X51 AGURTO, PAULINA S        940509  05
CPI         11  X51 MKHOIAN, NAZARET         930920  05
CPI         11  X51 TORRES, ANA Y            930705  05
CPI         11  X51 HERNANDEZ, BOANERGES     940919  08
CPI         11  X51 VELASQUEZ, HERNAN R      950403  08
CPI         11  X51 MANCIA-PENA, JORGE ANTON 940516  08
CPI         11  X51 LUNA, ALBERT P           920309  25
CPI         11  X62 LINDSTROM, JOHN W        940606  02
CPI         11  X62 GHAYOOR, KAMBIZ          940420  02
CPI         11  X62 RIVERA, GERARDO          960102  05
CPI         11  X62 YANEZ, MARIA C           890219  05
CPI         11  X62 TRUJILLO, MIGUEL         950905  05
CPI         11  X62 BOROUMAND, STEVE         950316  08
CPI         11  X62 FAKHAR, MANI             920629  08
CPI         11  X62 ESKANDARI, SAM           891022  08
CPI         11  X63 ASSAD, IMAN              941129  02
CPI         11  X63 SOLIMAN, GILBERT O       881208  05
CPI         11  X63 SMITH, SEAN G            941024  05
CPI         11  X63 MOTA JR, CLAUDIO         911204  05
CPI         11  X63 ABDUL, SAMI              890626  05
CPI         11  X63 PALACIOS, OSCAR M        900320  05

                                                 SCHEDULE 9.1.(b)

         EMPLOYEES HIRED BY PURCHASER (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         11  X63 ALFARO, JOSE A           900108  05
CPI         11  X63 ZOLEYKHAEIAN, PEDRAN     951223  08
CPI         11  X63 ROSALES, RAUL            940411  08
CPI         11  X63 SIMS, PAMELA L           941003  08
CPI         11  X63 THOMPSON, CAMERON        910402  08
CPI         11  X63 YOUNG, JEFFREY C         950403  08
CPI         11  X64 MORADI, MARJAN           940620  02
CPI         11  X64 FRAUSTO, JOSE L          920206  05
CPI         11  X64 GUERRERO, EDWARD T       941003  05
CPI         11  X64 GLASS, LATASHA R         941024  05
CPI         11  X64 RAMIREZ, CLARENCE E.     951018  08
CPI         11  X64 FANUCCHI, SERGIO A       960109  08
CPI         11  X84 DURAN, RAUL              920106  02
CPI         11  X84 PAULSEN, KIM L           911223  05
CPI         11  X84 GARCES, JULIO            950925  05
CPI         11  X88 JONES, LAWRENCE          911027  02
CPI         11  X88 COMPASS, STEPHEN A       960220  02
CPI         11  X88 AVENDANO, JUAN C         940914  05
CPI         11  X88 HOLSTON, CEDRIC B        960401  08
CPI         11  X88 CHISOLM, SHAUN H         960108  08
CPI         11  X88 LACAYO, CLAUDIA          960320  08
CPI         11  X88 JACKSON, DARRIN G        950116  08
CPI         11  X92 RAJAI, PEYMAN            940711  02
CPI         11  X92 SMITH, MATTHEW           960221  02
CPI         11  X92 CLAVIJO, GUILLERMO DAMIE 940808  05
CPI         11  X92 WEI, OSCAR               940711  05
CPI         12  X53 WEEGER, MONICA K         921230  02
CPI         12  X53 YEHYA, AMBER             880502  05
CPI         12  X53 BROWN, BENJAMIN A        940927  05
CPI         12  X53 EDWARDS, JAY             941212  08
CPI         12  X53 YAMAMOTO, SASHA          940811  08
CPI         12  X56 HUMPHRIES, JASON T       960311  05
CPI         12  X56 LEON-GUERRERO, PETER P   960306  05
CPI         12  X56 THE, MEIKE L             930218  05
CPI         12  X56 BOONMA, JEFF K           960402  05
CPI         12  X56 AGUON, JEREMY V D        960216  05
CPI         12  X56 PAPPAS, GEORGE           880502  08
CPI         12  X56 ISLEY, CHRISTOPHER A     960122  08
CPI         12  X56 KELLER, MARCUS           951007  08
CPI         12  X58 LUBRANO, RICHARD A       940926  02
CPI         12  X58 HILT, JOHN J             931129  02
CPI         12  X58 BYLAND, PATRICK L        950403  05


                                                 SCHEDULE 9.1.(b)

         EMPLOYEES HIRED BY PURCHASER (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         12  X58 COMBS, CRIS E            940914  05
CPI         12  X58 MILLAN, MANUEL A         950602  05
CPI         12  X58 SHEAFF, CHARLES R        920928  05
CPI         12  X58 GOODWIN, PATRICK         950309  08
CPI         12  X61 USEDOM, SUZETTE L        940512  02
CPI         12  X61 GROSS, WAYMON W          941114  05
CPI         12  X61 HAWKE, ELIZABETH SUE     960119  08
CPI         12  X66 SARNO, ANTHONY J         960313  02
CPI         12  X66 HARPER, MARY             950705  02
CPI         12  X66 REED, KEVIN              960226  05
CPI         12  X66 DANKER, GEOFFREY         950418  05
CPI         12  X66 QUACH, HAI               891010  05
CPI         12  X69 HIRSCHFELDER, PALMA      950516  02
CPI         12  X69 LEWIS, NORA R            910327  02
CPI         12  X69 HOWARD, FREDRICK         880502  05
CPI         12  X69 HORSMAN, SHAWN M         940118  05
CPI         12  X69 LARA, VERONICA           960229  05
CPI         12  X69 05CMENS, SHARON L        950131  05
CPI         12  X69 LAURY, MUSTAFA           960129  08
CPI         12  X69 RUSK, MARK A             950313  08
CPI         12  X69 SOLARIO, MARK            960402  08
CPI         12  X70 TOKUDA, ANDREW H         920514  02
CPI         12  X70 GOOSHEH, MEHRDAD H       930720  02
CPI         12  X70 FRANTZ, SANDHYA M        900805  05
CPI         12  X70 ZAPATA, ROBERT P         950905  05
CPI         12  X70 PARRISH, DARRELL C       930815  05
CPI         12  X70 LARA, MARICELA           950614  05
CPI         12  X70 KIANI, HAMID             951219  05
CPI         12  X70 RODRIGUEZ, ABEL          941113  05
CPI         12  X70 KAMELI, AMIR BABAK       960225  05
CPI         12  X70 GARNETT, BERNARD E       940923  08
CPI         12  X70 CHASE, LOREN             960201  08
CPI         12  X70 COE, DAVID               950911  08
CPI         12  X70 SABERI, MASOUD           960129  08
CPI         12  X70 COLE, STEPHANIE          951115  08
CPI         12  X70 KEARSE, TERESA M         950524  08
CPI         12  X70 COSSEN, ERIN             960213  08
CPI         12  X70 ABDELAZIZ, MONA N        950123  08
CPI         12  X70 FALLENBAUM, NINA K       960213  08
CPI         12  X70 MANNING, ERIC D          881210  0D
CPI         12  X79 SALAZAR, ELMER T         940506  02
CPI         12  X79 EILAND, BRIAN MICHAEL    960304  02
CPI         12  X79 HAWKINS, TIFFANY         910830  05
CPI         12  X79 DAVIDSON, RUSSELL J      931007  05

                                                 SCHEDULE 9.1.(b)

         EMPLOYEES HIRED BY PURCHASER (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI         12  X79 NICHOLLS, HEATHER E      960328  08
CPI         12  X79 CRUZ, NELSON             960213  08
CPI         12  X79 RUIZ, DANIELLA M         950831  08
CPI         12  X79 NEVES, TONIA             950823  08
CPI         20  X73 DILL, WILLIAM P          881109  02
CPI         20  X73 RYAN, STEPHANY           950227  05
CPI         20  X73 WEILER, KRISTI           960415  05
CPI         20  X73 ROSEN, GREGORY J         860703  05
CPI         20  X74 KURTZ, WOLFGANG E        910729  02
CPI         20  X74 VICK, TREASA L           950216  05
CPI         20  X74 HARRIS, YOLANDA          900219  05
CPI         20  X74 CRACCHIOLO, MICHAEL A    930726  05
CPI         20  X75 ARECHEDERRA, MARILYN J   701030  02
CPI         20  X75 PITCHER, ASHLEY          951204  05
CPI         20  X75 BARTLETT, J MICHAEL      950214  05
CPI         20  X75 WANNOW, IRENE J          940711  05
CPI         20  X75 QUICK, SAMANTHA F        941121  05
CPI         20  X75 SCOTT, PATRICK           960131  05
CPI         20  X75 BLACKWELL, KEITH W.      940817  05
CPI         20  X75 TIGGES, STEPHEN CHARLES  940602  05
CPI         20  X75 ARECHEDERRA, ALEJO J     950804  05
CPI         20  X75 WEIDLE, TERESA ANN       920810  05
CPI         20  X75 HAWLEY, RONALD A         950430  08
CPI         20  X75 HUELS, TRACY A           940802  08
CPI         20  X75 KASSMAN, BOBBIE A        940411  22
CPI         20  X76 DELOACH, DAVID M         910310  02
CPI         20  X76 JOYCE, KENNETH V         910808  02
CPI         20  X76 DILL, JASON E            921102  05
CPI         20  X76 BORGARD, GREGORY         960408  05
CPI         20  X76 FISCHER, JOSEPH W JR     950328  05
CPI         20  X76 WOOD, SONYA MAY          960408  05
CPI         20  X76 BAILEY, MIKE             960226  08
CPI         20  X76 HEITHAUS, JOHN D         950823  08
CPI         20  X76 DELAFUENTA, MARK         960325  08
CPI         20  X76 HEITHAUS, PAUL           951010  08
CPI         20  X76 DALTON, JAMES K          921116  08


                                                 SCHEDULE 9.1.(b)

         EMPLOYEES HIRED BY PURCHASER (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
CPI IMAGES  09  Z85 WILLIAMS, R SCOTT        910617  02
CPI IMAGES  25  X42 DIXON, MELISSA L         920311  02
CPI IMAGES  25  X42 STEPHENS, DONALD         960222  08
CPI IMAGES  25  X80 MOULDER, PATRICIA ANN    930628  02
CPI IMAGES  25  X80 BERGER, NEIL A           950522  05
CPI IMAGES  25  X80 DORSEY, HARDY K          960412  08
CPI IMAGES  25  X86 OSMAN, KHAHIL            950906  02
CPI IMAGES  25  X86 RIDDLE, DEANA L          950724  02
CPI IMAGES  25  X86 MANUEL, ANTHONY          951211  05
CPI IMAGES  25  X86 HODGEN, AARON  A         950925  05
CPI IMAGES  25  X90 JONES JR, JAMES B        930422  02
CPI IMAGES  25  X90 LOVE, DAWANNA L          950825  05
CPI IMAGES  25  X90 BERRY, DONNA L           920601  05
CPI IMAGES  25  X91 RAY, SHERYL A            950731  02
CPI IMAGES  25  X91 SMITH, SERENA            960129  05
CPI IMAGES  25  X91 MALLORY, ANDREA PATRICE  951106  05
CPI IMAGES  25  X91 CASH, DAVID              950831  05
CPI IMAGES  25  X91 GRANT, RICHARD           950519  08
CPI IMAGES  25  X94 GRAHAM, GLENN C          960315  02
CPI IMAGES  25  X94 DUNN, CHRISTINE C        940705  02
CPI IMAGES  25  X94 PLETCHER, DICK           960322  05
CPI IMAGES  25  X94 HUGGETT, PAUL H          931201  05
CPI IMAGES  25  X94 HALL USHER, JUNE         930421  05
CPI IMAGES  25  X94 MORRIS, KELLEY REGEANA   930727  05
CPI IMAGES  25  X94 RIEKKI, NICOLE M         941012  08
TX PORTRAIT 09  Z86 DECKER, RANDALL C        920928  02
TX PORTRAIT 30  X41 EVRARD, DAVID C          931018  02
TX PORTRAIT 30  X41 CANNON, DELOIS F         960219  05
TX PORTRAIT 30  X41 YBARRA, KATRINA A        960306  05
TX PORTRAIT 30  X43 MORALE, BARBARA L        930622  02
TX PORTRAIT 30  X43 MOLINA, GENE D           930222  05
TX PORTRAIT 30  X85 BUTTERWORTH, ROY B       950724  02
TX PORTRAIT 30  X85 FLOWERS, ALAN GLENN      950828  05
TX PORTRAIT 30  X85 COKEFIELD, GLEN          941017  05
TX PORTRAIT 30  X85 HUGHES, BRENT W          950310  05
TX PORTRAIT 30  X87 GRIFFIN, MAVIS O         941114  02
TX PORTRAIT 30  X87 TALLAS, CHAD D           941017  02
TX PORTRAIT 30  X87 ADAMS, SHAWN L           960227  02
TX PORTRAIT 30  X87 ANNARIND, ANDREA R       950925  05
TX PORTRAIT 30  X87 MARINCE, CHARLES D       951212  05
TX PORTRAIT 30  X87 SNOW, WILLIAM S          950816  05
TX PORTRAIT 30  X87 TORSKE, SHAUN W          950926  05
TX PORTRAIT 30  X87 BUTLER, KERI             960205  08
TX PORTRAIT 30  X87 JACKSON, CURTIS          960409  08

                                                 SCHEDULE 9.1.(b)

         EMPLOYEES HIRED BY PURCHASER (continued)
                                              HIRE
                                              DATE
CORP.      DST  LOC EMPLOYEE NAME            YYMMDD  ST
TX PORTRAIT 30  X89 KINSEY, MELISSA B        930510  02
TX PORTRAIT 30  X89 WATTS, LISA              940202  05
TX PORTRAIT 30  X89 JAQUEZ, ROBERT A         960311  05
TX PORTRAIT 30  X95 EAST, BILL G             931208  02
TX PORTRAIT 30  X95 NEAL, THERESA            940805  05
TX PORTRAIT 30  X95 STEPHENS, JAY W          931019  05
TX PORTRAIT 30  X95 CALHOUN, GREGORY H       960221  05
TX PORTRAIT 30  X95 SMITH, RICHARD TRAD      960408  05
TX PORTRAIT 30  X95 WILSON, LOU ANN          960306  08
TX PORTRAIT 30  X95 KIFER, KEVIN R           950125  25

            TOTAL COUNT    257

                                              SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
COFFIN, STEPHEN             $95,000.00              EXEC VP OPERATIONS
MARION, SANDRA R            $26,399.88   $12.6923   FINANCIAL ANALYST
CHIKLY, PASCALE I.          $36,318.88   $17.4610   TRAINING AND SAFETY MGR
GREEN JR, CARLTON           $40,000.00   $19.2308   DISTRICT MANAGER
SIAVOSHY, MOHAMMAD B        $46,000.00   $22.1155   DISTRICT MANAGER
CAPOZZOLI, JEROME           $44,350.00   $21.3220   NATIONAL MGR IMAGE EXPL
PILKINGTON, FREDERICK M     $39,000.00   $18.7500   DISTRICT MANAGER
WITT, RICHARD D             $24,720.00   $11.8845   STORE MANAGER
FARIAS, JOSE                $19,344.00    $9.3000   ASST STORE MANAGER-HOURLY
CORTEZ, SERGIO A            $16,016.00    $7.7000   PRODUCTION ASSOCIATE-FULL TIME
CASTILLO, JOE L             $25,600.00   $12.3078   STORE MANAGER
THOMAS ANTHONY              $15,600.00    $7.5000   SALARY MARKETING REP
BLUE, DAVID M               $14,352.00    $6.9000   PROD SUPERVISOR-FULL TIME
BRACAMONTE, MANUEL TAUSO    $22,276.80   $10.7100   ASST STORE MANAGER-HOURLY
CORNELL, CARL ROBERT        $17,680.00    $8.5000   DRIVER/CO VEHICLE-FULL TIME
JANES, AMNESTY A             $9,360.00    $6.0000   GREETER/CASHIER-PART TIME
LOPEZ, ROBERT THOMAS         $9,360.00    $6.0000   PRODUCTION ASSOCIATE-PART TIME
OSKUIE, KAMBIZ              $31,000.00   $14.9038   STORE MANAGER
NGUYEN, HOAI V              $14,456.00    $6.9500   PRODUCTION ASSOCIATE-FULL TIME
LANGFORD, LORENE            $16,057.60    $7.7200   CUSTOMER ASSISTANT-FULL TIME
THACH, JOHNNY C             $23,836.80   $11.4600   PRODUCTION ASSOCIATE-FULL TIME
MUNCADA, RHAMESIS B         $22,505.60   $10.8200   DESK TOP FULL TIME
D AGUILA, LEONARDO B        $19,718.40    $9.4800   DRIVER/CO VEHICLE-FULL TIME




                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
ISIP, KENNETH L             $15,683.20    $7.5400   CUSTOMER ASSISTANT-FULL TIME
FAGHIH, DINOUJE DAN         $10,842.00    $6.9500   GREETER/CASHIER-PART TIME
GAGE, SHELDON R             $11,544.00    $7.4000   DESK TOP PART TIME
UBANDO, JOHN                $11,700.00    $7.5000   PRODUCTION ASSOCIATE-PART TIME
CYRUS, BEHZAD               $10,920.00    $7.0000   CUSTOMER ASSISTANT-PART TIME
GREENE, PHILIP J            $15,600.00    $7.5000   SALARY MARKETING REP
OSKUIE, ROXANA              $24,700.00   $11.8750   STORE MANAGER
SAMPSON, ROSHAWNDA L        $14,934.40    $7.1800   PROD SUPERVISOR-FULL TIME
FOGLESONG, KONRAD B         $16,640.00    $8.0000   DRIVER/CO VEHICLE-FULL TIME
MOX, EDITH V                $18,200.00    $8.7500   ASST STORE MANAGER-HOURLY
MILLIKEN, MELLANIE P        $10,842.00    $6.9500   GREETER/CASHIER-PART TIME
THACH, THAI Q D             $10,842.00    $6.9500   PRODUCTION ASSOCIATE-PART TIME
ROBLES, ROY                 $10,842.00    $6.9500   PRODUCTION ASSOCIATE-PART TIME
DAVIS, KATHY L              $25,000.00   $12.0193   STORE MANAGER
FLORIO, ELIZABETH H         $18,720.00    $9.0000   ASST STORE MANAGER-HOURLY
ZEHDER, MICHAEL D           $17,680.00    $8.5000   PRODUCTION ASSOCIATE-FULL TIME
BETTCHER, JOYCE A           $10,920.00    $7.0000   PRODUCTION ASSOCIATE-PART TIME
BETTCHER, MARLENE           $11,310.00    $7.2500   PRODUCTION ASSOCIATE-PART TIME
TAMADA, DAN L               $30,825.00   $14.8198   STORE MANAGER
PATEL, NOORUDDIN B          $18,720.00    $9.0000   PROD SUPERVISOR-FULL TIME
VALENTINE, ERICH J          $21,216.00   $10.2000   ASST STORE MANAGER-HOURLY
GREGOIRE, ROBERT W          $15,600.00    $7.5000   DRIVER/CO VEHICLE-FULL TIME
PARUNGAO, ONASSIS           $11,310.00    $7.2500   CUSTOMER ASSISTANT-PART TIME
VALIANI, RAHIM S            $10,951.20    $7.0200   GREETER/CASHIER-PART TIME
HOPKINS, BRADY              $24,400.00   $11.7308   STORE MANAGER
REHMATULLAH, RAHIM          $15,080.00    $7.2500   PRODUCTION ASSOCIATE-FULL TIME
GEHRUNG JR, DANNY CAMERO     $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
SOUDBAKHSH, ASHKAN          $39,191.00   $18.8418   STORE MANAGER
LOWY, ROBERT                $31,000.00   $14.9038   SALARY MARKETING REP
KOHN, GAIL H                $26,000.00   $12.5000   ASST STORE MANAGER-SALARIED

                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
RODRIGUEZ, HECTOR A         $23,695.95   $11.3923   ASST STORE MANAGER-SALARIED
REYNOSO, ROBERT             $17,222.40    $8.2800   PROD SUPERVISOR-FULL TIME
DANELIAN, ROUBIK G          $19,739.20    $9.4900   PRODUCTION ASSOCIATE-FULL TIME
MORIYA, SUSAN K             $15,204.80    $7.3100   GREETER/CASHIER-FULL TIME
MCKOWN, DREW B              $17,056.00    $8.2000   PRODUCTION ASSOCIATE-FULL TIME
KERMANSHAHI, SOHEIL         $15,683.20    $7.5400   PRODUCTION ASSOCIATE-FULL TIME
RODRIGUEZ, MARCO V          $16,640.00    $8.0000   PROD SUPERVISOR-FULL TIME
AGURTO, PAULINA S           $12,792.00    $6.1500   PRODUCTION ASSOCIATE-FULL TIME
MKHOIAN, NAZARET            $15,620.80    $7.5100   PROD SUPERVISOR-FULL TIME
TORRES, ANA Y               $15,620.80    $7.5100   GREETER/CASHIER-FULL TIME
HERNANDEZ, BOANERGES         $9,547.20    $6.1200   CUSTOMER ASSISTANT-PART TIME
VELASQUEZ, HERNAN R         $13,993.20    $8.9700   CUSTOMER ASSISTANT-PART TIME
MANCIA-PENA, JORGE ANTON     $9,796.80    $6.2800   CUSTOMER ASSISTANT-PART TIME
LUNA, ALBERT P              $15,516.80    $7.4600   DRIVER/CO VEHICLE-FULL TIME
LINDSTROM, JOHN W           $27,000.00   $12.9808   STORE MANAGER
GHAYOOR, KAMBIZ             $15,600.00    $7.5000   SALARY MARKETING REP
RIVERA, GERARDO             $14,560.00    $7.0000   DRIVER/CO VEHICLE-FULL TIME
YANEZ, MARIA C              $19,468.80    $9.3600   CUSTOMER ASSISTANT-FULL TIME
TRUJILLO, MIGUEL            $19,177.60    $9.2200   PRODUCTION ASSOCIATE-FULL TIME
BOROUMAND, STEVE            $10,530.00    $6.7500   PRODUCTION ASSOCIATE-PART TIME
FAKHAR, MANI                $11,216.40    $7.1900   PRODUCTION ASSOCIATE-PART TIME
ESKANDARI, SAM              $12,558.00    $8.0500   CUSTOMER ASSISTANT-PART TIME
ASSAD, IMAN                 $27,500.00   $13.2213   STORE MANAGER
SOLIMAN, GILBERT O          $20,592.00    $9.9000   PROD SUPERVISOR-FULL TIME
SMITH, SEAN G               $14,456.00    $6.9500   DRIVER/CO VEHICLE-FULL TIME
MOTA JR, CLAUDIO            $20,571.20    $9.8900   ASST STORE MANAGER-HOURLY
ABDUL, SAMI                 $21,257.60   $10.2200   PROD SUPERVISOR-FULL TIME
PALACIOS, OSCAR M           $17,825.60    $8.5700   PRODUCTION ASSOCIATE-FULL TIME
ALFARO, JOSE A              $20,966.40   $10.0800   PRODUCTION ASSOCIATE-FULL TIME
ZOLEYKHAEIAN, PEDRAN         $7,800.00    $5.0000   PRODUCTION ASSOCIATE-PART TIME

                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
ROSALES, RAUL               $10,296.00    $6.6000   PRODUCTION ASSOCIATE-PART TIME
SIMS, PAMELA L              $10,795.20    $6.9200   PRODUCTION ASSOCIATE-PART TIME
THOMPSON, CAMERON           $10,467.60    $6.7100   PRODUCTION ASSOCIATE-PART TIME
YOUNG, JEFFREY C             $9,999.60    $6.4100   PRODUCTION ASSOCIATE-PART TIME
MORADI, MARJAN              $31,750.00   $15.2645   STORE MANAGER
FRAUSTO, JOSE L             $16,910.40    $8.1300   ASST STORE MANAGER-HOURLY
GUERRERO, EDWARD T          $14,164.80    $6.8100   PRODUCTION ASSOCIATE-FULL TIME
GLASS, LATASHA R            $21,320.00   $10.2500   ASST STORE MANAGER-HOURLY
RAMIREZ, CLARENCE E.         $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
FANUCCHI, SERGIO A          $11,310.00    $7.2500   DRIVER/CO VEHICLE-PART TIME
DURAN, RAUL                 $24,105.00   $11.5890   STORE MANAGER
PAULSEN, KIM L              $16,723.20    $8.0400   PRODUCTION ASSOCIATE-FULL TIME
GARCES, JULIO               $13,249.60    $6.3700   DRIVER/OWN VEHICLE-FULL TIME
JONES, LAWRENCE             $28,770.00   $13.8318   STORE MANAGER
COMPASS, STEPHEN A          $20,800.00   $10.0000   SALARY MARKETING REP
AVENDANO, JUAN C            $15,600.00    $7.5000   PRODUCTION ASSOCIATE-FULL TIME
HOLSTON, CEDRIC B           $10,530.00    $6.7500   DRIVER/OWN VEHICLE-PART TIME
CHISOLM, SHAUN H            $10,530.00    $6.7500   DELIVERY PERSON-PART TIME
LACAYO, CLAUDIA             $12,480.00    $8.0000   DESK TOP PART TIME
JACKSON, DARRIN G           $10,920.00    $7.0000   PRODUCTION ASSOCIATE-PART TIME
RAJAI, PEYMAN               $27,300.00   $13.1250   STORE MANAGER
SMITH, MATTHEW              $20,800.00   $10.0000   SALARY MARKETING REP
CLAVIJO, GUILLERMO DAMIE    $15,891.20    $7.6400   DRIVER/OWN VEHICLE-FULL TIME
WEI, OSCAR                  $17,014.40    $8.1800   ASST STORE MANAGER-HOURLY
WEEGER, MONICA K            $26,700.00   $12.8365   STORE MANAGER
YEHYA, AMBER                $24,648.00   $11.8500   ASST STORE MANAGER-HOURLY
BROWN, BENJAMIN A           $16,640.00    $8.0000   PRODUCTION ASSOCIATE-FULL TIME
EDWARDS, JAY                $13,182.00    $8.4500   PRODUCTION ASSOCIATE-PART TIME
YAMAMOTO, SASHA              $9,422.40    $6.0400   CUSTOMER ASSISTANT-PART TIME

                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
HUMPHRIES, JASON T          $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
LEON-GUERRERO, PETER P      $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
THE, MEIKE L                $20,800.00   $10.0000   ASST STORE MANAGER-HOURLY
BOONMA, JEFF K              $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
AGUON, JEREMY V D           $14,040.00    $6.7500   CUSTOMER ASSISTANT-FULL TIME
PAPPAS, GEORGE              $14,445.60    $9.2600   CUSTOMER ASSISTANT-PART TIME
ISLEY, CHRISTOPHER A        $10,920.00    $7.0000   PRODUCTION ASSOCIATE-PART TIME
KELLER, MARCUS              $11,310.00    $7.2500   CUSTOMER ASSISTANT-PART TIME
LUBRANO, RICHARD A          $27,600.00   $13.2693   STORE MANAGER
HILT, JOHN J                $21,630.00   $10.3990   ASST STORE MANAGER-SALARIED
BYLAND, PATRICK L           $14,560.00    $7.0000   PRODUCTION ASSOCIATE-FULL TIME
COMBS, CRIS E               $18,096.00    $8.7000   PRODUCTION ASSOCIATE-FULL TIME
MILLAN, MANUEL A            $17,680.00    $8.5000   DRIVER/CO VEHICLE-FULL TIME
SHEAFF, CHARLES R           $17,680.00    $8.5000   PRODUCTION ASSOCIATE-FULL TIME
GOODWIN, PATRICK            $11,544.00    $7.4000   CUSTOMER ASSISTANT-PART TIME
USEDOM, SUZETTE L           $24,000.00   $11.5385   STORE MANAGER
GROSS, WAYMON W             $18,200.00    $8.7500   PRODUCTION ASSOCIATE-FULL TIME
HAWKE, ELIZABETH SUE         $8,580.00    $5.5000   CUSTOMER ASSISTANT-PART TIME
SARNO, ANTHONY J            $26,000.00   $12.5000   SALARY MARKETING REP
HARPER, MARY                $29,000.00   $13.9423   STORE MANAGER
REED, KEVIN                 $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
DANKER, GEOFFREY            $21,840.00   $10.5000   DESK TOP FULL TIME
QUACH, HAI                  $23,816.00   $11.4500   ASST STORE MANAGER-HOURLY
HIRSCHFELDER, PALMA         $20,000.00    $9.6155   ASST STORE MANAGER-SALARIED
LEWIS, NORA R               $27,000.00   $12.9808   STORE MANAGER
HOWARD, FREDRICK            $22,755.20   $10.9400   DRIVER/CO VEHICLE-FULL TIME
HORSMAN, SHAWN M            $16,931.20    $8.1400   PROD SUPERVISOR-FULL TIME
LARA, VERONICA              $13,520.00    $6.5000   PRODUCTION ASSOCIATE-FULL TIME
05CMENS, SHARON L           $16,057.60    $7.7200   PROD SUPERVISOR-FULL TIME

                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
LAURY, MUSTAFA              $10,140.00    $6.5000   PRODUCTION ASSOCIATE-PART TIME
RUSK, MARK A                $10,842.00    $6.9500   CUSTOMER ASSISTANT-PART TIME
SOLARIO, MARK               $10,140.00    $6.5000   PRODUCTION ASSOCIATE-PART TIME
TOKUDA, ANDREW H            $22,000.00   $10.5770   ASST STORE MANAGER-SALARIED
GOOSHEH, MEHRDAD H          $36,000.00   $17.3078   STORE MANAGER
FRANTZ, SANDHYA M           $15,537.60    $7.4700   CUSTOMER ASSISTANT-FULL TIME
ZAPATA, ROBERT P            $16,640.00    $8.0000   PROD SUPERVISOR-FULL TIME
PARRISH, DARRELL C          $18,428.80    $8.8600   DRIVER/CO VEHICLE-FULL TIME
LARA, MARICELA              $16,640.00    $8.0000   PROD SUPERVISOR-FULL TIME
KIANI, HAMID                $15,080.00    $7.2500   PROD SUPERVISOR-FULL TIME
RODRIGUEZ, ABEL             $14,560.00    $7.0000   CUSTOMER ASSISTANT-FULL TIME
KAMELI, AMIR BABAK          $13,000.00    $6.2500   PRODUCTION ASSOCIATE-FULL TIME
GARNETT, BERNARD E          $11,778.00    $7.5500   CUSTOMER ASSISTANT-PART TIME
CHASE, LOREN                 $8,970.00    $5.7500   CUSTOMER ASSISTANT-PART TIME
COE, DAVID                  $10,452.00    $6.7000   GREETER/CASHIER-PART TIME
SABERI, MASOUD               $9,750.00    $6.2500   CUSTOMER ASSISTANT-PART TIME
COLE, STEPHANIE              $9,750.00    $6.2500   CUSTOMER ASSISTANT-PART TIME
KEARSE, TERESA M             $9,547.20    $6.1200   GREETER/CASHIER-PART TIME
COSSEN, ERIN                 $9,750.00    $6.2500   GREETER/CASHIER-PART TIME
ABDELAZIZ, MONA N            $9,640.80    $6.1800   GREETER/CASHIER-PART TIME
FALLENBAUM, NINA K           $9,360.00    $6.0000   GREETER/CASHIER-PART TIME
MANNING, ERIC D             $12,792.00    $6.1500   COMM PROD ASSOCIATE-FULL TIME
SALAZAR, ELMER T            $25,500.00   $12.2595   STORE MANAGER
EILAND, BRIAN MICHAEL       $26,000.00   $12.5000   SALARY MARKETING REP
HAWKINS, TIFFANY            $16,452.80    $7.9100   CUSTOMER ASSISTANT-FULL TIME
DAVIDSON, RUSSELL J         $18,033.60    $8.6700   ASST STORE MANAGER-HOURLY
NICHOLLS, HEATHER E         $10,530.00    $6.7500   PRODUCTION ASSOCIATE-PART TIME
CRUZ, NELSON                 $8,970.00    $5.7500   PRODUCTION ASSOCIATE-PART TIME
RUIZ, DANIELLA M             $8,190.00    $5.2500   PRODUCTION ASSOCIATE-PART TIME
NEVES, TONIA                 $8,751.60    $5.6100   PRODUCTION ASSOCIATE-PART TIME

                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
DILL, WILLIAM P             $26,000.00   $12.5000   STORE MANAGER
RYAN, STEPHANY              $14,934.40    $7.1800   CUSTOMER ASSISTANT-FULL TIME
WEILER, KRISTI              $15,080.00    $7.2500   CUSTOMER ASSISTANT-FULL TIME
ROSEN, GREGORY J            $18,969.60    $9.1200   ASST STORE MANAGER-HOURLY
KURTZ, WOLFGANG E           $22,063.00   $10.6073   STORE MANAGER
VICK, TREASA L              $11,731.20    $5.6400   CUSTOMER ASSISTANT-FULL TIME
HARRIS, YOLANDA             $17,742.40    $8.5300   ASST STORE MANAGER-HOURLY
CRACCHIOLO, MICHAEL A       $13,436.80    $6.4600   PROD SUPERVISOR-FULL TIME
ARECHEDERRA, MARILYN J      $36,600.00   $17.5963   STORE MANAGER
PITCHER, ASHLEY             $11,440.00    $5.5000   CUSTOMER ASSISTANT-FULL TIME
BARTLETT, J MICHAEL         $20,800.00   $10.0000   ASST STORE MANAGER-HOURLY
WANNOW, IRENE J             $19,198.40    $9.2300   PROD SUPERVISOR-FULL TIME
QUICK, SAMANTHA F           $14,934.40    $7.1800   CUSTOMER ASSISTANT-FULL TIME
SCOTT, PATRICK              $14,560.00    $7.0000   DRIVER/OWN VEHICLE-FULL TIME
BLACKWELL, KEITH W.         $14,560.00    $7.0000   DESIGNER FT HOURLY
TIGGES, STEPHEN CHARLES     $17,742.40    $8.5300   PROD SUPERVISOR-FULL TIME
ARECHEDERRA, ALEJO J        $15,558.40    $7.4800   PRODUCTION ASSOCIATE-FULL TIME
WEIDLE, TERESA ANN          $16,473.60    $7.9200   CUSTOMER ASSISTANT-FULL TIME
HAWLEY, RONALD A             $9,188.40    $5.8900   CUSTOMER ASSISTANT-PART TIME
HUELS, TRACY A               $9,188.40    $5.8900   PRODUCTION ASSOCIATE-PART TIME
KASSMAN, BOBBIE A           $21,852.00   $10.5058   ASST STORE MANAGER-SALARIED
DELOACH, DAVID M            $29,000.00   $13.9423   SALARY MARKETING REP
JOYCE, KENNETH V            $25,500.00   $12.2595   STORE MANAGER
DILL, JASON E               $17,284.80    $8.3100   ASST STORE MANAGER-HOURLY
BORGARD, GREGORY            $13,000.00    $6.2500   PRODUCTION ASSOCIATE-FULL TIME
FISCHER, JOSEPH W JR        $15,454.40    $7.4300   PRODUCTION ASSOCIATE-FULL TIME
WOOD, SONYA MAY             $12,480.00    $6.0000   PRODUCTION ASSOCIATE-FULL TIME
BAILEY, MIKE                 $8,580.00    $5.5000   PRODUCTION ASSOCIATE-FULL TIME
HEITHAUS, JOHN D             $9,999.60    $6.4100   PRODUCTION ASSOCIATE-PART TIME

                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
DELAFUENTA, MARK             $8,580.00    $5.5000   PRODUCTION ASSOCIATE-PART TIME
HEITHAUS, PAUL               $9,999.60    $6.4100   PRODUCTION ASSOCIATE-PART TIME
DALTON, JAMES K             $12,760.80    $8.1800   DRIVER/CO VEHICLE-PART TIME
WILLIAMS, R SCOTT           $44,000.00   $21.1538   DISTRICT MANAGER
DIXON, MELISSA L            $21,500.00   $10.3365   STORE MANAGER
STEPHENS, DONALD             $9,360.00    $6.0000   PRODUCTION ASSOCIATE-PART TIME
MOULDER, PATRICIA ANN       $21,500.00   $10.3365   STORE MANAGER
BERGER, NEIL A              $14,456.00    $6.9500   PRODUCTION ASSOCIATE-FULL TIME
DORSEY, HARDY K              $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
OSMAN, KHAHIL               $22,000.00   $10.5770   STORE MANAGER
RIDDLE, DEANA L             $26,500.00   $12.7405   STORE MANAGER
MANUEL, ANTHONY             $13,520.00    $6.5000   DRIVER/OWN VEHICLE-FULL TIME
HODGEN, AARON  A            $17,680.00    $8.5000   ASST STORE MANAGER-HOURLY
JONES JR, JAMES B           $24,000.00   $11.5385   STORE MANAGER
LOVE, DAWANNA L             $13,000.00    $6.2500   PRODUCTION ASSOCIATE-FULL TIME
BERRY, DONNA L              $17,160.00    $8.2500   ASST STORE MANAGER-HOURLY
RAY, SHERYL A               $27,000.00   $12.9808   STORE MANAGER
SMITH, SERENA               $15,080.00    $7.2500   PRODUCTION ASSOCIATE-FULL TIME
MALLORY, ANDREA PATRICE     $18,200.00    $8.7500   ASST STORE MANAGER-HOURLY
CASH, DAVID                 $16,120.00    $7.7500   DRIVER/CO VEHICLE-FULL TIME
GRANT, RICHARD              $10,639.20    $6.8200   PRODUCTION ASSOCIATE-PART TIME
GRAHAM, GLENN C             $26,000.00   $12.5000   STORE MANAGER


                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
DUNN, CHRISTINE C           $26,700.00   $12.8365   ACCOUNT EXEC SALARIED FT
PLETCHER, DICK              $20,280.00    $9.7500   ASST STORE MGR TRN-HOURLY
HUGGETT, PAUL H             $23,337.60   $11.2200   PROD SUPERVISOR-FULL TIME
HALL USHER, JUNE            $14,851.20    $7.1400   PRODUCTION ASSOCIATE-FULL TIME
MORRIS, KELLEY REGEANA      $17,867.20    $8.5900   PRODUCTION ASSOCIATE-FULL TIME
RIEKKI, NICOLE M            $11,029.20    $7.0700   PRODUCTION ASSOCIATE-PART TIME
DECKER, RANDALL C           $35,000.00   $16.8270   DISTRICT MANAGER
EVRARD, DAVID C             $22,000.00   $10.5770   STORE MANAGER
CANNON, DELOIS F            $13,520.00    $6.5000   PRODUCTION ASSOCIATE-FULL TIME
YBARRA, KATRINA A           $15,080.00    $7.2500   PRODUCTION ASSOCIATE-FULL TIME
MORALE, BARBARA L           $22,062.60   $10.6070   STORE MANAGER
MOLINA, GENE D              $18,636.80    $8.9600   ASST STORE MANAGER-HOURLY
BUTTERWORTH, ROY B          $25,000.00   $12.0193   STORE MANAGER
FLOWERS, ALAN GLENN         $15,600.00    $7.5000   PRODUCTION ASSOCIATE-FULL TIME
COKEFIELD, GLEN             $16,286.40    $7.8300   PRODUCTION ASSOCIATE-FULL TIME
HUGHES, BRENT W             $17,680.00    $8.5000   ASST STORE MANAGER-HOURLY
GRIFFIN, MAVIS O            $24,000.00   $11.5385   STORE MANAGER
TALLAS, CHAD D              $15,600.00    $7.5000   SALARY MARKETING REP
ADAMS, SHAWN L              $25,000.00   $12.0193   SALARY MARKETING REP
ANNARIND, ANDREA R          $14,040.00    $6.7500   PRODUCTION ASSOCIATE-FULL TIME
MARINCE, CHARLES D          $17,680.00    $8.5000   PROD SUPERVISOR-FULL TIME
SNOW, WILLIAM S             $16,640.00    $8.0000   ASST STORE MANAGER-HOURLY
TORSKE, SHAUN W             $14,040.00    $6.7500   DRIVER/CO VEHICLE-FULL TIME
BUTLER, KERI                 $9,750.00    $6.2500   PRODUCTION ASSOCIATE-PART TIME
JACKSON, CURTIS             $13,260.00    $8.5000   PRODUCTION ASSOCIATE-PART TIME
KINSEY, MELISSA B           $27,117.72   $13.0373   STORE MANAGER
WATTS, LISA                 $17,680.00    $8.5000   ASST STORE MANAGER-HOURLY
JAQUEZ, ROBERT A            $14,560.00    $7.0000   PRODUCTION ASSOCIATE-FULL TIME
EAST, BILL G                $27,500.00   $13.2213   STORE MANAGER
NEAL, THERESA               $16,598.40    $7.9800   PRODUCTION ASSOCIATE-FULL TIME

                                          SCHEDULE 9.1.(b)

                      EMPLOYEES HIRED BY PURCHASER (continued)
                              ANNUAL      HOURLY
EMPLOYEE NAME                 SALARY       RATE           JOB TITLE
STEPHENS, JAY W             $20,280.00    $9.7500   ASST STORE MANAGER-HOURLY
CALHOUN, GREGORY H          $15,080.00    $7.2500   DRIVER/CO VEHICLE-FULL TIME
SMITH, RICHARD TRAD         $18,096.00    $8.7000   PRODUCTION ASSOCIATE-FULL TIME
WILSON, LOU ANN             $10,374.00    $6.6500   PRODUCTION ASSOCIATE-PART TIME
KIFER, KEVIN R              $14,144.00    $6.8000   PRODUCTION ASSOCIATE-FULL TIME


     TOTAL ANNUAL WAGES  $4,619,193.83

                                                  SCHEDULE 9.1(C)


                 SELLER'S SEVERANCE OBLIGATIONS


Seller shall be responsible for severance for the following
Corporate Staff:

                 Sue Acup

                 Cheryl Schermesser

                                                  SCHEDULE 9.1(d)


                    PURCHASER'S AND SELLERS
                  JOINT SEVERANCE OBLIGATIONS



Purchaser and Seller shall be each be responsible for one-half the cost of severance for David Gillespie.

                                                  SCHEDULE 9.2(c)


                     SELLER'S AFFILIATES


CPI Corp. (DE)
Consumer Programs Holding, Inc. (DE)
CPI Corp. (Canada)
CPI Technology Corp. (MO)
Proex Photo Systems, Inc. (MO)
Fox Photo, Inc. (DE)
CPI Prints Plus, Inc. (DE)
Consumer Programs Partner, Inc. (DE)
Fox Photo Partner, Inc. (DE)
Ridgedale Prints Plus, Inc. (MN)
CPI Images, L.L.C. (MO)
CPI Management Services, L.L.C. (MO)
CPI Properties, L.L.C. (MO)
Texas Photo Finish L.P. (DE)
Prints Plus, Inc. (CA)
Cencit, Inc. (MO)

                                                   SCHEDULE 12.19


                     KNOWLEDGE DEFINITION


Seller has made inquiry of the following individuals:

     Ted de Buhr, President of Copy Service Division

     Barry Arthur, Executive Vice President-Financial Services

     Steve Coffin, Executive Vice President, Copy Services
       Division

     David Yoffie, Vice President, Real Estate

     Dale Heins, Manager, Financial Services

     Tim Price, Director of Environmental Affairs

     Tim Hufker, Management Information Services

     Sandy Marion, Finance Manager, Copy Services Division

     Jane Nelson, General Counsel